UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts     02116

(Address of principal executive offices)                                     (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2012

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review page 1

Portfolio of Investments page 26

Financial Statements page  63

Notes to Financial Statements page 77

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests at least 80% of its net assets in bonds

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

Market Conditions

U.S. economic data showed signs of improvement during the first half of the 12-month period ended September 30, 2012, but it began to deteriorate in the second half. The U.S. Commerce Department revised the second quarter 2012 economic growth rate lower, and employment numbers remained weak. U.S. Treasury yields fell to record lows, as volatility persisted during the period, reflecting concerns about the ongoing sovereign debt crisis in Europe and the global economic slowdown.

Quantitative easing, a central bank tool for buying long-term debt in an effort to keep borrowing rates low and a major theme during the period, helped buoy the financial markets intermittently. In December 2011, the European Central Bank (ECB) implemented its long term refinancing operation, a program to provide additional liquidity to the euro zone. Midway through 2012, the Federal Reserve (the Fed) extended Operation Twist, another buying program aimed at lowering rates to stimulate the economy, through the remainder of the year. Late in the period, the ECB launched an additional sovereign debt-buying program, and the Fed announced its third round of quantitative easing.

Performance Results

For the 12-months ended September 30, 2012, Class A shares of Loomis Sayles Core Plus Bond Fund returned 12.18% at net asset value. The fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.16% for the period. The fund outperformed the 7.70% average return of funds in its peer group, the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

An overweight in investment-grade credit, with a bias toward lower-quality securities, was the largest contributor to relative performance for the year. Certain out-of-benchmark allocations also benefited results. Specifically, positions in high-yield securities, with a

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focus on higher-quality securities within the universe and short- and intermediate-maturity cyclical issues, performed well. Additionally, securities denominated in the Mexican peso and the euro contributed positively. We maintained an overweight position in commercial mortgage-backed securities (CMBS), with a focus on older, higher-quality super-senior securities, which proved additive to relative returns. We maintained an underweight position in mortgage-backed securities, focusing on higher-coupon issues to capture incremental yield. Strong security selection within this sector also contributed favorably to performance.

Despite an overall underweight position in Treasuries, the fund was overweight in 10- and 30-year Treasury bonds. This yield curve positioning (a curve that shows the relationship among bond yields across the maturity spectrum) and the fund’s longer duration (price sensitivity to interest rate changes) aided results relative to the benchmark, as rates generally fell and the yield curve flattened during the period.

A small allocation to emerging market Yankee corporate bonds (foreign bonds issued in U.S. dollars) modestly detracted from performance relative to the benchmark.

Outlook

Looking ahead, we expect slow growth and contained inflation in the U.S. and significant volatility, weak growth and a modest recession in Europe. Higher-growth economies in Asia and the Middle East should continue to expand but at a slower pace.

In this environment, we believe U.S. interest rates should remain at or near historical lows. As such, we expect to maintain a duration near or longer than that of the benchmark. We will seek to maintain our yield advantage through investments in credit and CMBS. Exposure to long-term U.S. Treasury securities should help offset volatility from riskier sectors.

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LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2012

Growth of $10,000 Investment in Class A Shares4

September 30, 2002 through September 30, 2012

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Average Annual Total Returns — September 30, 20124

	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
NAV	12.18%	9.27%	7.39%
With 4.50% Maximum Sales Charge	7.12	8.27	6.90

Class B (Inception 9/13/93)
NAV	11.38	8.47	6.59
With CDSC[1]	6.38	8.18	6.59

Class C (Inception 12/30/94)
NAV	11.46	8.47	6.60
With CDSC[1]	10.46	8.47	6.60

Class Y (Inception 12/30/94)
NAV	12.54	9.55	7.70

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	5.16	6.53	5.32
Morningstar Intermediate-Term Bond Fund Average[3]	7.70	6.30	5.22

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests at least 65% of its net assets in below investment-grade fixed-income securities

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a portfolio manager of the fund.

Market Conditions

Central bank action was a primary driver of market performance during the 12-month period that ended September 30, 2012. Market conditions began to improve in the last month of 2011, and the rally continued into 2012. New programs from the Federal Reserve (the Fed) and the European Central Bank (ECB) indicated the institutions remain committed to supporting economic recovery. The Fed’s third round of quantitative easing, a program for buying long-term mortgage debt in an effort to keep borrowing rates low, and the ECB’s sovereign debt-purchase program, designed to stabilize the euro, helped encourage investors and drove most financial markets higher. Aside from the second quarter of 2012, investors were generally rewarded for taking risk during the period and lower-rated credits saw big gains.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles High Income Fund returned 20.90% at net asset value. The fund outperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned 19.37% for the period. The fund outperformed the average return of funds in its peer group, the Morningstar High Yield Bond category, which was 17.59%.

Explanation of Fund Performance

Financial market performance was largely positive for the period. Traditionally riskier asset classes benefited from the central bank actions supporting the economic recovery. High-yield securities posted outsized gains as money poured into the sector and default rates stayed well under their long-term averages. Security selection was the primary driver of the fund’s outperformance for the period, particularly within the high-yield industrial sector. Securities in the home construction industry were also key outperformers, as historically low rates helped bring the housing market off its lows. Below-investment-grade utility and financial names added to returns, as investors were rewarded for taking on

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additional risk. In addition, a small exposure to common and preferred stock was a large contributor to gains, while out-of-benchmark allocations to mortgage-backed securities and commercial mortgage-backed securities aided performance.

Non-U.S.-dollar-denominated holdings detracted from relative performance during the period, with positions in the Canadian dollar, euro and South Korean won weighing the most heavily on performance. In addition, poor performance from specific technology holdings hurt overall returns, while holding small positions in cash and cash equivalents lagged, as the market generally favored risk over perceived safety during the period.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. Investor desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The upcoming U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider recent positive developments in the U.S. housing market along with the Federal Reserve’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risks ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

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LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares4

September 30, 2002 through September 30, 2012

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Average Annual Total Returns — September 30, 20124

	1 Year	5 Years	10 Years	Since Class Y Inception

Class A (Inception 2/22/84)
NAV	20.90%	7.16%	10.20%	—
With 4.50% Maximum Sales Charge	15.46	6.18	9.70	—

Class B (Inception 9/20/93)
NAV	19.93	6.32	9.37	—
With CDSC[1]	14.93	6.04	9.37	—

Class C (Inception 3/2/98)
NAV	19.96	6.40	9.39	—
With CDSC[1]	18.96	6.40	9.39	—

Class Y (Inception 2/29/08)
NAV	20.93	—	—	8.51

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[2]	19.37	9.34	10.98	11.20
Morningstar High Yield Bond Fund Average[3]	17.59	7.06	9.21	8.81

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

3	Morningstar High Yield Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests at least 80% of its net assets in fixed-income securities located outside the U.S.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

Market Conditions

U.S. economic data showed signs of improvement during the first half of the 12-month period ended September 30, 2012, but it began to deteriorate in the second half. U.S. Treasury yields fell to record lows, as volatility persisted during the period, reflecting concerns about the ongoing sovereign debt crisis in Europe and the global economic slowdown.

Against this backdrop, global bond markets delivered strong total returns during the period, supported by central bank measures aimed at promoting global economic growth. Quantitative easing, a central bank tool for buying long-term debt in an effort to keep borrowing rates low and a major theme during the 12-month period, helped buoy the financial markets intermittently. In December 2011, the European Central Bank (ECB) implemented a program to provide additional liquidity to the euro zone. Midway through 2012, the Federal Reserve (the Fed) extended Operation Twist, a stimulus plan in which the Fed is buying long-term securities and selling the same dollar amount of short-term securities, through the remainder of the year. Late in the period, the ECB launched an additional sovereign bond-buying program, and the Fed announced its third round of quantitative easing, in which it will purchase $40 billion per month of agency mortgage-backed securities with no specified end date.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles International Bond Fund returned 8.42% at net asset value. The fund outperformed its benchmark, the Barclays Global Aggregate, ex-USD Bond Index, which returned 4.80% for the period. The fund outperformed the 7.44% average return of funds in its peer group, the Morningstar World Bond category.

Explanation of Fund Performance

An overweight position in corporate bonds and security selection within this sector helped drive the fund’s outperformance relative to the index. Our preference

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for lower-quality corporate and emerging market bonds over euro-area corporates and government bonds proved favorable, as did selections in banking, basic industry, consumer goods and emerging market sovereign bonds. From a currency perspective, an underweight position in the euro and corresponding overweight positions in emerging market and peripheral currencies aided the fund’s relative outperformance. Specifically, the fund’s holdings in the Canadian dollar, Colombian peso, Mexican peso, New Zealand dollar, Norwegian krone, Singaporean dollar and South Korean won added to returns. Country allocation was an additional source of outperformance, as an underweight position in Japan and overweight positions in Mexico and the United Kingdom generated favorable results.

On the downside, an underweight in securitized bonds had a negative effect on relative performance, as the asset class delivered attractive returns during the period. Nevertheless, our preference for corporates more than made up for the negative relative results in securitized bonds.

To better align the currency exposure of specific holdings, forward foreign currency contracts were traded during the period. The foreign currency contracts are utilized as a part of the fixed income currency strategy including contracts to hedge certain currency exposure and others to obtain exposure to preferred currencies over the period. During this period, the use of foreign currency contracts had a positive impact on excess return.

Outlook

The euro zone remains in recession, growth in China has slowed and global manufacturing remains soft. U.S. growth has been the most stable, at approximately 2%, but the positive influences from housing and energy have been offset by renewed consumer and business caution tied to the election and looming “fiscal cliff” of federal tax hikes and spending cuts.

Against this backdrop, the fund remains somewhat more defensive than normal, as we have reduced corporate credit exposure. We see little value in extending maturities in Treasuries, but we expect Treasury yields to remain largely range-bound through the end of the year. In terms of the fund’s currency exposure, we favor growing economies with well-managed central government finances, including Canada, Singapore, South Korea, Mexico, Norway and Uruguay. Among the commodity-exposed currencies, we prefer Norway and Canada to others, because traditionally they have had less sensitivity to growth in China. Also, given the current global environment, we prefer commodity-linked currencies with correlation to oil rather than those with correlation to metals. Ultimately, we believe a recovery of risk appetites in corporate investment policy committees is key to self-sustaining global economic growth. This still seems some distance away, given the weak current macroeconomic trends and the significant political uncertainties facing investors during the remainder of this year.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2012

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through September 30, 2012

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Average Annual Total Returns — September 30, 20124

	1 Year	Since Inception

Class A (Inception 2/1/08)
NAV	8.42%	6.46%
With 4.50% Maximum Sales Charge	3.58	5.42

Class C (Inception 2/1/08)
NAV	7.64	5.64
With CDSC[1]	6.69	5.64

Class Y (Inception 2/1/08)
NAV	8.68	6.71

Comparative Performance
Barclays Global Aggregate ex-USD Bond Index[2]	4.80	4.91
Morningstar World Bond Fund Average[3]	7.44	5.50

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Morningstar World Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:*

Christopher T. Harms

Kurt Wagner

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

*	Effective April 23, 2012, John Hyll no longer serves as a portfolio manager of the fund. Christopher T. Harms and Kurt Wagner have joined Mr. Rowe as co-managers of the fund.

Market Conditions

Market sentiment changed as investors shifted between having an appetite for risk and risk aversion during the 12-month period ended September 30, 2012. The shift was primarily driven by investor responses to mixed economic data and government responses to the ongoing global debt crises. Central banks around the world lowered borrowing rates and introduced policies intended to buoy sluggish economies. In the United States, the Federal Reserve (the Fed) extended its Operation Twist program, in which it sold shorter-maturity Treasuries and purchased longer-maturity Treasuries. The Fed announced a third round of quantitative easing in mid-September, which triggered a short-lived rally among riskier assets. The latest easing policy has the Fed purchasing agency mortgage-backed securities (MBS) at a pace of $40 billion per month, with no specified end date. MBS prices rallied following the announcement.

Performance Results

For the 12-months ended September 30, 2012, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 3.94% at net asset value. The fund outperformed its benchmark, the Barclays U.S. 1-5 Year Government Bond Index, which returned 1.33% for the period. The fund outperformed the 1.37% average return of funds in its peer group, the Morningstar Short Government category.

Explanation of Fund Performance

Allocations to commercial mortgage-backed securities (CMBS) and MBS, along with strong relative sector weights, were the primary drivers of the fund’s outperformance. The fund’s CMBS positions produced superior returns relative to higher-quality assets such as Treasuries, as spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) among CMBS tightened throughout the period. Agency MBS also provided a significant contribution to relative performance. Similar to CMBS,

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MBS spreads tightened throughout the period. In addition, an underweight position in Treasuries aided relative performance, as Treasuries generally underperformed riskier assets during the period.

The fund maintained an underweight position in U.S. agency securities, which detracted from performance. Security selection among agency securities also weighed on the fund’s relative returns.

Outlook

The Fed recently committed to maintaining its current interest rate policy well into 2015 and potentially beyond. Therefore, we expect interest rate volatility to remain relatively low and think rates will be fairly stable before gradually rising. This type of environment should benefit mortgage securities. Our analysis continues to suggest attractive upside potential and solid credit protection for non-agency securitized assets.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares4

September 30, 2002 through September 30, 2012

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Average Annual Total Returns — September 30, 20124

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	3.94%	4.98%	3.76%
With 3.00% Maximum Sales Charge	0.80	4.34	3.45

Class B (Inception 9/27/93)
NAV	3.17	4.20	3.00
With CDSC[1]	-1.83	3.86	3.00

Class C (Inception 12/30/94)
NAV	3.17	4.22	3.01
With CDSC[1]	2.17	4.22	3.01

Class Y (Inception 3/31/94)
NAV	4.19	5.25	4.02

Comparative Performance
Barclays U.S. 1-5 Year Government Bond Index[2]	1.33	3.95	3.48
Morningstar Short Government Fund Average[3]	1.37	3.22	2.81

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Morningstar Short Government Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,067.90	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19
Class B
Actual	$1,000.00	$1,063.50	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.97
Class C
Actual	$1,000.00	$1,064.80	$8.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.97
Class Y
Actual	$1,000.00	$1,069.50	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93

*	Expenses are equal to the Fund’s annualized expense ratio: 0.83%, 1.58%, 1.58% and 0.58% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,065.20	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class B
Actual	$1,000.00	$1,058.50	$9.78
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class C
Actual	$1,000.00	$1,061.10	$9.79
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class Y
Actual	$1,000.00	$1,064.20	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,044.80	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45
Class C
Actual	$1,000.00	$1,040.90	$9.34
Hypothetical (5% return before expenses)	$1,000.00	$1,015.85	$9.22
Class Y
Actual	$1,000.00	$1,046.10	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.08%, 1.83% and 0.83% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

19  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,020.40	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class B
Actual	$1,000.00	$1,017.40	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class C
Actual	$1,000.00	$1,016.50	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class Y
Actual	$1,000.00	$1,022.50	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.85%, 1.60%, 1.60% and 0.60% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  20

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs

21  |

showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles High Income Fund, the performance of which lagged that of a

|  22

relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2011, all of the Funds in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps for each Fund other than Funds for which current expenses are below the cap. The Trustees noted that certain Funds had advisory fee rates that were above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) the Fund’s advisory fee rate was only slightly above its peer group median and (2) although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee.

23  |

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund are subject to breakpoints in their respective advisory fees. The Trustees further noted that each of the Funds was subject to an expense cap or waiver, and that management had proposed to reduce the expense cap of the Loomis Sayles International Bond Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

|  24

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 95.2% of Net Assets
	ABS Car Loan — 2.1%
$2,290,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$2,331,149
570,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610%, 10/08/2015	574,738
780,000	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 1/08/2016	785,100
2,410,000	AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A3, 1.170%, 5/09/2016	2,430,613
1,240,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	1,258,259
1,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.370%, 11/20/2014, 144A	1,335,395
272,058	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	285,183
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,818,644
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	798,229
7,130,000	Santander Drive Auto Receivables Trust, Series 2012-1, Class 1A3, 1.490%, 10/15/2015	7,214,084
4,195,000	Santander Drive Auto Receivables Trust, Series 2012-3, Class B, 1.940%, 12/15/2016	4,213,727
3,385,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	3,458,779
2,090,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	2,121,787

		28,625,687

	ABS Credit Card — 0.9%
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,629,015
500,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	540,735
9,300,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023(b)	10,057,141

		12,226,891

	ABS Home Equity — 0.0%
482,043	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)	459,339

	ABS Other — 0.1%
1,620,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-1A, Class A, 1.850%, 11/20/2014, 144A	1,631,445

	Aerospace & Defense — 0.4%
225,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	230,625
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,676,100

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — continued
$3,060,000	Oshkosh Corp., 8.250%, 3/01/2017	$3,366,000

		5,272,725

	Airlines — 0.1%
1,178,615	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	1,258,171

	Automotive — 3.4%
7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	8,608,236
510,000	Ford Motor Credit Co. LLC, 5.625%, 9/15/2015	557,465
3,880,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	4,500,474
880,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	930,195
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	2,049,600
5,900,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	7,052,299
2,680,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018	2,982,492
1,575,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	1,646,915
3,375,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	3,549,467
15,665,000	Toyota Motor Credit Corp., MTN, 1.750%, 5/22/2017(b)	16,093,798

		47,970,941

	Banking — 5.9%
7,600,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	7,828,000
3,345,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	3,355,403
10,700,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	11,761,237
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,641,206
1,775,000	Citigroup, Inc., 6.000%, 8/15/2017	2,067,506
1,115,000	Citigroup, Inc., 6.125%, 5/15/2018	1,319,956
6,555,000	Citigroup, Inc., 6.500%, 8/19/2013	6,880,770
465,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/2020	536,163
3,020,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,235,272
5,615,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	6,963,673
4,710,000	Hana Bank, 4.250%, 6/14/2017, 144A	5,146,895
7,255,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	8,649,875
3,650,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	4,373,116
1,015,000	Morgan Stanley, 5.375%, 10/15/2015	1,093,311
8,245,000	Morgan Stanley, 5.750%, 1/25/2021	9,050,133
2,530,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	2,906,818
4,970,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	4,984,910

		81,794,244

	Building Materials — 0.5%
2,685,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,946,167
3,640,000	USG Corp., 6.300%, 11/15/2016	3,676,400

		6,622,567

	Chemicals — 1.3%
5,800,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	6,148,000
2,130,000	Methanex Corp., 5.250%, 3/01/2022	2,275,483
5,310,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	5,510,187
1,380,000	Olin Corp., 5.500%, 8/15/2022	1,421,400

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — continued
$2,755,000	RPM International, Inc., 6.125%, 10/15/2019	$3,191,781

		18,546,851

	Collateralized Mortgage Obligations — 0.3%
643,096	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.998%, 2/25/2037(c)	650,451
3,530,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	3,740,137

		4,390,588

	Commercial Mortgage-Backed Securities — 4.8%
452,073	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	470,061
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.803%, 4/10/2049(c)	1,943,735
658,524	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.854%, 6/11/2040(c)	678,837
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.263%, 12/10/2049(c)	1,194,270
176,004	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	178,496
2,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,802,310
3,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.955%, 9/15/2039(c)	3,881,427
5,790,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.407%, 2/15/2041(c)	6,743,740
124,260	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	124,160
425,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.065%, 7/10/2038(c)	492,634
705,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	822,351
8,235,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	9,402,904
4,730,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.983%, 8/10/2045(c)	5,416,843
3,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,425,187
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,052,249
2,500,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	2,819,555
365,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.759%, 4/12/2049(c)	409,903
1,900,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	2,145,742
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,353,678
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.823%, 6/11/2042(c)	360,741
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(c)	1,437,919

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$1,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	$1,149,411
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,393,758
10,770,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	12,190,617

		66,890,528

	Construction Machinery — 0.1%
1,580,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	1,390,400

	Consumer Cyclical Services — 0.0%
360,000	Service Corp. International, 7.000%, 5/15/2019	397,800

	Consumer Products — 0.4%
1,546,000	Whirlpool Corp., 6.500%, 6/15/2016	1,747,855
3,185,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,380,406

		5,128,261

	Distributors — 0.3%
3,300,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	3,578,388

	Diversified Manufacturing — 0.7%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,296,977
1,420,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	1,515,850
6,045,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	6,513,487

		9,326,314

	Electric — 1.2%
215,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	234,672
2,905,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	3,268,125
2,325,000	Enersis S.A., 7.375%, 1/15/2014	2,479,689
4,270,000	Florida Power & Light Co., 4.125%, 2/01/2042	4,644,488
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,057,975
4,500,000	TransAlta Corp., 4.750%, 1/15/2015	4,742,181

		16,427,130

	Food & Beverage — 0.4%
1,445,000	Bunge Ltd. Finance Corp., 4.100%, 3/15/2016	1,548,559
1,940,000	Post Holdings, Inc., 7.375%, 2/15/2022, 144A	2,061,250
2,055,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	2,273,857

		5,883,666

	Government Owned — No Guarantee — 5.1%
6,745,000	CEZ A.S., 5.625%, 4/03/2042, 144A	7,512,986
2,725,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	2,906,479
1,600,000	Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	2,414,928
15,980,000	Federal National Mortgage Association, 6.625%, 11/15/2030	24,521,470
4,370,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	5,823,025
6,310,000	Korea Development Bank, 4.000%, 9/09/2016	6,856,850
7,855,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	8,253,562
5,145,000	Petrobras International Finance Co., 6.750%, 1/27/2041	6,385,686

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned — No Guarantee — continued
$2,390,000	Qtel International Finance Ltd., 4.750%, 2/16/2021, 144A	$2,650,510
2,965,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	3,824,850

		71,150,346

	Healthcare — 1.0%
8,190,000	HCA, Inc., 7.500%, 2/15/2022	9,275,175
575,000	HCA, Inc., 7.500%, 12/15/2023	580,750
3,200,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,561,389

		13,417,314

	Home Construction — 0.2%
3,350,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	3,417,000

	Hybrid ARMs — 0.0%
260,756	FHLMC, 6.050%, 11/01/2036(c)	280,498
174,065	FNMA, 2.261%, 2/01/2037(c)	185,020

		465,518

	Independent Energy — 1.9%
1,560,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	1,807,569
5,200,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	6,269,214
2,806,000	Denbury Resources, Inc., 6.375%, 8/15/2021	3,044,510
3,350,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	3,874,275
4,080,000	Newfield Exploration Co., 5.750%, 1/30/2022	4,559,400
3,785,000	QEP Resources, Inc., 5.250%, 5/01/2023	3,870,162
1,670,000	Range Resources Corp., 5.000%, 8/15/2022	1,761,850
1,295,000	SM Energy Co., 6.500%, 1/01/2023, 144A	1,359,750

		26,546,730

	Industrial Other — 0.9%
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,482,400
5,905,000	Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A	6,457,968
2,650,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	3,133,066
1,570,000	Timken Co. (The), 6.000%, 9/15/2014	1,692,948

		12,766,382

	Media Cable — 1.3%
2,585,000	Cablevision Systems Corp., 7.750%, 4/15/2018	2,862,888
3,040,000	Cablevision Systems Corp., 8.000%, 4/15/2020	3,389,600
1,560,000	Cox Communications, Inc., 5.450%, 12/15/2014	1,715,694
7,400,000	Time Warner Cable, Inc., 4.125%, 2/15/2021	8,180,715
1,330,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,785,155

		17,934,052

	Media Non-Cable — 0.6%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,485,000
2,185,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	2,474,513
4,165,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	4,133,762

		8,093,275

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — 0.9%
$890,000	Alcoa, Inc., 5.400%, 4/15/2021	$934,194
2,490,000	Alcoa, Inc., 6.150%, 8/15/2020	2,747,882
525,000	APERAM, 7.375%, 4/01/2016, 144A	448,045
5,850,000	ArcelorMittal, 7.000%, 3/01/2041	5,259,132
485,000	ArcelorMittal, 7.250%, 10/15/2039	443,674
400,000	United States Steel Corp., 6.650%, 6/01/2037	336,000
2,080,000	United States Steel Corp., 7.375%, 4/01/2020	2,069,600

		12,238,527

	Mortgage Related — 16.1%
21,234,062	FHLMC, 4.000%, with various maturities in 2041(d)	22,861,616
10,951,300	FHLMC, 4.500%, with various maturities from 2034 to 2039(d)	11,782,175
3,508,825	FHLMC, 5.000%, with various maturities from 2035 to 2038(d)	3,806,703
8,529,112	FHLMC, 5.500%, with various maturities from 2018 to 2040(d)	9,300,174
60,688	FHLMC, 6.000%, 6/01/2035	68,004
39,787,960	FNMA, 3.000%, with various maturities from 2027 to 2042(d)	42,064,298
37,359,007	FNMA, 3.500%, with various maturities in 2042(d)	40,109,814
26,730,886	FNMA, 4.000%, with various maturities from 2019 to 2041(d)	28,895,932
15,539,079	FNMA, 4.500%, with various maturities from 2039 to 2041(d)	16,910,839
13,881,407	FNMA, 5.000%, with various maturities from 2033 to 2037(d)	15,255,221
5,701,788	FNMA, 5.500%, with various maturities from 2036 to 2038(d)	6,265,925
2,661,169	FNMA, 6.000%, with various maturities from 2016 to 2039(d)	2,981,049
114,682	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	133,001
98,592	FNMA, 7.000%, with various maturities in 2030(d)	118,343
106,919	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	130,782
18,550,000	FNMA (TBA), 3.500%, 10/01/2042(e)	19,894,875
1,965,068	GNMA, 5.500%, with various maturities from 2038 to 2039(d)	2,186,456
330,538	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	374,250
238,056	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	283,311
159,557	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	189,319
54,206	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	63,983
19,394	GNMA, 8.000%, 11/15/2029	20,539
63,650	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	64,969
5,726	GNMA, 9.000%, with various maturities in 2016(d)	5,812
12,127	GNMA, 11.500%, with various maturities from 2013 to 2015(d)	12,203

		223,779,593

	Non-Captive Consumer — 1.3%
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	343,041
1,100,000	SLM Corp., MTN, 6.000%, 1/25/2017	1,197,625
13,715,000	SLM Corp., MTN, 6.250%, 1/25/2016	14,880,775
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	362,687
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	31,689
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	120,188
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	55,697
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	36,865
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,329,331

		18,357,898

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Diversified — 5.0%
$5,525,000	Ally Financial, Inc., 5.500%, 2/15/2017	$5,775,189
7,800,000	Ally Financial, Inc., 6.250%, 12/01/2017	8,436,363
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,412,026
2,480,000	Ally Financial, Inc., 8.300%, 2/12/2015	2,746,600
9,530,000	CIT Group, Inc., 5.000%, 5/15/2017	10,173,275
3,795,000	CIT Group, Inc., 5.375%, 5/15/2020	4,108,087
2,070,000	GATX Corp., 4.750%, 5/15/2015	2,216,678
7,810,000	General Electric Capital Corp., 2.250%, 11/09/2015	8,088,286
6,005,000	General Electric Capital Corp., 5.300%, 2/11/2021	6,891,140
1,035,000	General Electric Capital Corp., 5.625%, 5/01/2018	1,220,576
4,265,000	General Electric Capital Corp., MTN, 2.300%, 4/27/2017	4,384,164
7,835,000	International Lease Finance Corp., 5.750%, 5/15/2016	8,306,996
3,805,000	International Lease Finance Corp., 6.250%, 5/15/2019	4,090,375
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	209,100
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	206,250
830,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	869,508

		69,134,613

	Oil Field Services — 2.6%
2,400,000	FMC Technologies, Inc., 3.450%, 10/01/2022	2,436,422
6,205,000	Nabors Industries, Inc., 4.625%, 9/15/2021	6,669,649
6,485,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	5,933,775
6,400,000	Parker Drilling Co., 9.125%, 4/01/2018	6,896,000
3,340,000	Rowan Cos., Inc., 5.000%, 9/01/2017	3,684,244
8,675,000	Transocean, Inc., 6.500%, 11/15/2020	10,359,512

		35,979,602

	Paper — 1.4%
1,785,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	1,863,929
2,415,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	2,549,585
1,111,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,405,912
2,005,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,653,806
5,730,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,570,373
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	1,003,274
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	539,893
2,495,000	Rock-Tenn Co., 4.000%, 3/01/2023, 144A	2,535,317

		20,122,089

	Pharmaceuticals — 1.0%
1,845,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,881,900
130,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	134,875
4,130,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	4,346,825
7,060,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	7,201,200

		13,564,800

	Pipelines — 2.0%
9,055,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	9,983,771
825,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	951,992
2,050,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	2,212,944

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pipelines — continued
$7,455,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	$8,079,953
6,725,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	6,624,125

		27,852,785

	Property & Casualty Insurance — 0.6%
1,175,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	1,247,245
3,250,000	Willis North America, Inc., 6.200%, 3/28/2017	3,703,674
3,170,000	Willis North America, Inc., 7.000%, 9/29/2019	3,768,851

		8,719,770

	Refining — 0.2%
2,600,000	Phillips 66, 5.875%, 5/01/2042, 144A	3,087,188

	Retailers — 1.2%
2,610,000	Dollar General Corp., 4.125%, 7/15/2017	2,727,450
12,055,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	12,560,707
1,125,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020, 144A	1,158,750

		16,446,907

	Sovereigns — 0.6%
6,438,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	8,578,635

	Supermarket — 0.5%
7,370,000	Delhaize Group S.A., 4.125%, 4/10/2019	7,119,472

	Supranational — 0.6%
18,970,000	Inter-American Development Bank, EMTN, 8.000%, 1/26/2016, (MXN)	1,650,770
87,705,000	International Bank for Reconstruction & Development, 6.500%, 9/11/2013, (MXN)	6,990,916

		8,641,686

	Technology — 2.2%
250,000	Amphenol Corp., 4.000%, 2/01/2022	263,891
3,745,000	Amphenol Corp., 4.750%, 11/15/2014	4,018,730
2,635,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	2,733,812
1,160,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	1,252,800
3,156,000	Equifax, Inc., 7.000%, 7/01/2037	3,917,862
4,140,000	Fiserv, Inc., 3.125%, 10/01/2015	4,316,708
5,635,000	Fiserv, Inc., 3.500%, 10/01/2022	5,654,987
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	73,935
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	423,637
1,335,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,448,750
6,180,000	Tencent Holdings Ltd., 4.625%, 12/12/2016, 144A	6,582,083

		30,687,195

	Tobacco — 0.7%
7,605,000	Reynolds American, Inc., 7.250%, 6/15/2037	9,613,762

	Transportation Services — 0.4%
3,285,000	Continental Airlines Pass Thru Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	3,371,231

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — continued
$1,990,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	$2,262,672

		5,633,903

	Treasuries — 18.2%
2,202,500(††)	Mexican Fixed Rate Bonds, Series M, 6.250%, 6/16/2016, (MXN)	17,906,748
1,783,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)(b)	15,588,588
11,940,000	Spain Government Bond, 5.500%, 4/30/2021, (EUR)	14,906,511
10,225,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)	13,023,479
13,400,000	U.S. Treasury Bond, 2.750%, 8/15/2042	13,178,069
26,440,000	U.S. Treasury Bond, 3.000%, 5/15/2042	27,414,975
2,910,000	U.S. Treasury Bond, 3.125%, 2/15/2042	3,095,513
21,435,000	U.S. Treasury Bond, 3.750%, 8/15/2041	25,628,222
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,734,161
1,655,000	U.S. Treasury Note, 0.625%, 5/31/2017	1,659,138
2,445,000	U.S. Treasury Note, 0.625%, 8/31/2017	2,446,528
980,000	U.S. Treasury Note, 0.750%, 6/30/2017	987,426
33,122,000	U.S. Treasury Note, 0.875%, 2/28/2017	33,631,781
8,825,000	U.S. Treasury Note, 1.250%, 2/15/2014	8,949,097
19,335,000	U.S. Treasury Note, 1.250%, 4/30/2019	19,697,531
3,585,000	U.S. Treasury Note, 1.875%, 8/31/2017	3,805,420
1,320,000	U.S. Treasury Note, 2.000%, 2/15/2022	1,372,903
1,155,000	U.S. Treasury Note, 2.125%, 8/15/2021	1,221,773
13,550,000	U.S. Treasury Note, 2.625%, 11/15/2020(b)	14,960,040
560,000	U.S. Treasury Note, 2.750%, 10/31/2013	575,378
13,005,000	U.S. Treasury Note, 3.125%, 5/15/2021	14,866,341
11,505,000	U.S. Treasury Note, 3.625%, 2/15/2021(b)	13,619,941

		253,269,563

	Wireless — 1.9%
1,915,000	American Tower Corp., 4.625%, 4/01/2015	2,063,033
2,890,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	3,085,075
15,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	15,038
5,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	5,019
895,000	NII Capital Corp., 7.625%, 4/01/2021	711,525
3,165,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,910,177
12,400,000	Sprint Capital Corp., 6.875%, 11/15/2028	11,408,000
5,004,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	5,254,200

		26,452,067

	Wirelines — 3.9%
505,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	313,100
12,270,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	7,607,400
4,605,000	Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	4,674,075
6,225,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	5,664,750
9,363,000	Embarq Corp., 7.995%, 6/01/2036	10,530,023
2,978,000	Frontier Communications Corp., 7.875%, 4/15/2015	3,335,360
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,547,437
3,300,000	Frontier Communications Corp., 8.250%, 4/15/2017	3,745,500
1,335,000	Frontier Communications Corp., 8.500%, 4/15/2020	1,508,550

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$415,000	Frontier Communications Corp., 9.000%, 8/15/2031	$443,013
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,373,405
3,145,000	Telefonica Emisiones SAU, 3.992%, 2/16/2016	3,129,275
4,029,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	3,953,456
171,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	167,580
5,030,000	Windstream Corp., 7.500%, 4/01/2023	5,256,350

		54,249,274

	Total Bonds and Notes (Identified Cost $1,259,357,331)	1,325,141,882

Senior Loans — 0.8%
	Healthcare — 0.1%
1,271,250	Hologic, Inc., Term Loan B, 4.500%, 8/01/2019(c)	1,286,086

	Independent Energy — 0.2%
2,204,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(c)	2,209,620

	Wirelines — 0.5%
7,110,000	Level 3 Financing, Inc., Term Loan, 8/01/2019(f)	7,110,000

	Total Senior Loans (Identified Cost $10,510,843)	10,605,706

Shares
Preferred Stocks — 0.2%
	Non-Captive Consumer — 0.0%
5,510	SLM Corp., Series A, 6.970%	263,764

	Non-Captive Diversified — 0.2%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,667,732
532	Ally Financial, Inc., Series G, 7.000%, 144A	497,669

		2,165,401

	Total Preferred Stocks (Identified Cost $2,068,801)	2,429,165

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 5.6%
$78,821,191	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $78,821,257 on 10/01/2012 collateralized by $72,110,000 U.S. Treasury Note, 4.125% due 5/15/2015 valued at $80,397,747 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $78,821,191)	$78,821,191

	Total Investments — 101.8% (Identified Cost $1,350,758,166)(a)	1,416,997,944
	Other assets less liabilities — (1.8)%	(24,495,812)

	Net Assets — 100.0%	$1,392,502,132

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2012, the net unrealized appreciation on investments based on a cost of $1,353,273,873 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$67,840,897
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,116,826)

	Net unrealized appreciation	$63,724,071

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Position is unsettled. Contract rate was not determined at September 30, 2012 and does not take effect until settlement date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $215,056,531 or 15.4% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Core Plus Bond Fund – (continued)

GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

EUR	Euro
MXN	Mexican Peso

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	18.2%
Mortgage Related	16.1
Banking	5.9
Non-Captive Diversified	5.2
Government Owned — No Guarantee	5.1
Commercial Mortgage-Backed Securities	4.8
Wirelines	4.4
Automotive	3.4
Oil Field Services	2.6
Technology	2.2
Independent Energy	2.1
ABS Car Loan	2.1
Pipelines	2.0
Other Investments, less than 2% each	22.1
Short-Term Investments	5.6

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 83.2% of Net Assets
Non-Convertible Bonds — 74.2%
	ABS Car Loan — 0.2%
$350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	$354,484

	ABS Home Equity — 1.3%
200,000	Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1, 0.667%, 1/25/2036(b)	159,037
600,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.717%, 9/25/2035(b)	354,318
124,367	Citimortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	94,398
369,992	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	251,306
218,897	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.487%, 4/25/2035(b)	158,174
440,374	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.586%, 7/19/2035(b)	400,528
92,623	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.893%, 12/25/2034(b)	79,116
134,335	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 5.172%, 3/25/2036(b)	104,345
205,695	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	201,456
396,848	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	362,094
141,781	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.951%, 5/25/2036(b)	117,474
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.717%, 7/25/2035(b)	486,537
137,739	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.908%, 4/25/2047(b)	113,354

		2,882,137

	ABS Other — 0.2%
402,726	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	402,680

	Aerospace & Defense — 0.3%
800,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	655,555
100,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	88,493

		744,048

	Airlines — 1.1%
2,005,000	Air Canada, 9.250%, 8/01/2015, 144A	2,085,200
30,000	Air Canada, 12.000%, 2/01/2016, 144A	29,325
19,836	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	20,630
198,446	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	212,595
171,704	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	180,279

		2,528,029

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.0%
$2,190,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	$2,321,400

	Banking — 2.4%
820,000	HBOS PLC, 6.000%, 11/01/2033, 144A	695,893
1,400,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	1,421,000
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	988,972
1,000,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	965,139
65,000	Royal Bank of Scotland Group PLC, 5.250%, 6/29/2049, (EUR)	52,205
740,000	Royal Bank of Scotland Group PLC, 5.500%, 11/29/2049, (EUR)	613,544
200,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	261,531
250,000	Societe Generale, S.A., (fixed rate to 9/04/2019, variable rate thereafter), 9.375%, 9/29/2049, (EUR)	328,491

		5,326,775

	Building Materials — 2.8%
50,000	Masco Corp., 6.500%, 8/15/2032	51,776
360,000	Masco Corp., 7.125%, 3/15/2020	409,794
345,000	Masco Corp., 7.750%, 8/01/2029	364,465
845,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	891,475
1,300,000	Ply Gem Industries, Inc., 8.250%, 2/15/2018	1,356,875
2,955,000	USG Corp., 6.300%, 11/15/2016	2,984,550
100,000	USG Corp., 8.375%, 10/15/2018, 144A	108,500
75,000	USG Corp., 9.750%, 1/15/2018	81,000

		6,248,435

	Chemicals — 2.2%
1,490,000	Hercules, Inc., 6.500%, 6/30/2029	1,363,350
850,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	873,375
420,000	JM Huber Corp., 9.875%, 11/01/2019, 144A	471,450
778,754	Reichhold Industries, Inc., 9.000%, 5/08/2017, 144A(c)(d)	607,428
1,600,000	Tronox Finance LLC, 6.375%, 8/15/2020, 144A	1,616,000

		4,931,603

	Collateralized Mortgage Obligations — 1.9%
332,867	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.477%, 1/25/2036(b)	250,005
146,982	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.559%, 10/25/2034(b)	123,583
348,752	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.155%, 9/25/2045(b)	308,931
365,950	American Home Mortgage Investment Trust, Series 2006-1, Class 11A1, 0.357%, 3/25/2046(b)	273,306
73,561	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 3.004%, 2/25/2035(b)	70,375
562,764	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.836%, 4/25/2035(b)	317,673
526,908	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.287%, 12/25/2046(b)	241,713
533,501	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.717%, 1/25/2036(b)	351,305
533,644	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.337%, 7/25/2037(b)(e)	289,457

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$347,083	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.878%, 3/25/2035(b)	$260,552
642,226	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.377%, 1/25/2047(b)	410,533
606,349	Merrill Lynch Alternative Note Asset, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	400,793
555,069	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	406,728
462,145	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.108%, 8/25/2046(b)	243,037
582,633	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.457%, 1/25/2047(b)	306,290

		4,254,281

	Commercial Mortgage-Backed Securities — 1.2%
494,758	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.415%, 6/19/2035(b)	492,922
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.983%, 8/10/2045(b)	1,574,019
125,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	127,228
525,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.759%, 4/12/2049(b)	510,637

		2,704,806

	Construction Machinery — 0.6%
205,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	224,475
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A	176,000
1,100,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	968,000

		1,368,475

	Consumer Cyclical Services — 0.4%
1,035,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	861,638

	Consumer Products — 0.9%
2,040,000	Visant Corp., 10.000%, 10/01/2017	2,019,600

	Diversified Manufacturing — 0.2%
400,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	431,000

	Electric — 1.8%
18,060	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	19,279
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(f)	212,813
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(f)	100,800
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019(f)	460,475
1,395,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,297,350
200,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	199,644
455,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.750%, 3/01/2022, 144A	483,437
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(d)(f)	18,200

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
$515,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	$402,987
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	603,925
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	201,650

		4,000,560

	Environmental — 0.1%
255,000	ADS Waste Holdings, Inc., 8.250%, 10/01/2020, 144A	260,100

	Food & Beverage — 0.6%
1,020,000	Del Monte Corp., 7.625%, 2/15/2019	1,049,325
400,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	330,600

		1,379,925

	Gaming — 1.6%
740,000	MGM Resorts International, 6.750%, 10/01/2020, 144A	740,000
1,360,000	MGM Resorts International, 7.500%, 6/01/2016	1,455,200
1,250,000	MGM Resorts International, 7.625%, 1/15/2017	1,325,000

		3,520,200

	Healthcare — 1.9%
555,000	DJO Finance LLC/DJO Finance Corp., 9.875%, 4/15/2018, 144A	548,062
165,000	HCA, Inc., 7.050%, 12/01/2027	155,925
640,000	HCA, Inc., 7.500%, 12/15/2023	646,400
470,000	HCA, Inc., 7.690%, 6/15/2025	477,050
480,000	HCA, Inc., 8.360%, 4/15/2024	502,800
800,000	HCA, Inc., MTN, 7.580%, 9/15/2025	804,000
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	511,138
635,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	568,325

		4,213,700

	Home Construction — 5.8%
845,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	853,450
1,132,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	1,137,660
600,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A	613,500
975,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	994,500
500,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	503,125
305,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	330,734
2,580,000	KB Home, 7.250%, 6/15/2018	2,779,950
1,850,000	Lennar Corp., 6.950%, 6/01/2018	2,044,250
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,837,175
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	460,350
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	395,200
70,000	Standard Pacific Corp., 8.375%, 1/15/2021	79,888

		13,029,782

	Independent Energy — 3.2%
30,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	30,938
405,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	427,275
1,365,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	1,173,900

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$685,000	Halcon Resources Corp., 9.750%, 7/15/2020, 144A	$700,412
3,200,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A	2,784,000
200,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	180,000
810,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	834,300
200,000	SandRidge Energy, Inc., 7.500%, 2/15/2023, 144A	206,000
675,000	SandRidge Energy, Inc., 8.125%, 10/15/2022, 144A	718,875

		7,055,700

	Life Insurance — 0.5%
860,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	1,052,425

	Lodging — 0.1%
180,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	190,350

	Media Non-Cable — 3.3%
1,565,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	1,408,500
1,000,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	975,000
2,905,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	3,072,037
1,100,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	1,091,750
915,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	928,725

		7,476,012

	Metals & Mining — 3.4%
2,340,000	ArcelorMittal, 7.000%, 3/01/2041	2,103,653
2,100,000	Arch Coal, Inc., 7.250%, 6/15/2021	1,753,500
35,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	33,338
780,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	618,150
330,000	FMG Resources August 2006 Pty Ltd., 6.875%, 4/01/2022, 144A	301,950
3,130,000	United States Steel Corp., 6.650%, 6/01/2037	2,629,200
225,000	United States Steel Corp., 7.500%, 3/15/2022	222,187

		7,661,978

	Mortgage Related — 2.7%
5,683,691	FHLMC, 3.500%, 8/01/2042	6,105,972

	Non-Captive Consumer — 2.2%
1,605,000	Residential Capital LLC, 9.625%, 5/15/2015(f)	1,607,006
1,920,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,657,191
2,000,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,700,000

		4,964,197

	Non-Captive Diversified — 2.7%
1,825,000	Air Lease Corp., 4.500%, 1/15/2016, 144A	1,825,000
240,000	Aircastle Ltd., 7.625%, 4/15/2020	265,800
1,620,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,888,920
1,045,000	International Lease Finance Corp., 8.625%, 1/15/2022	1,261,837
100,000	iStar Financial, Inc., 5.850%, 3/15/2017	95,000
135,000	iStar Financial, Inc., 5.875%, 3/15/2016	130,275
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	15,000

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Diversified — continued
$585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	$596,700

		6,078,532

	Oil Field Services — 0.2%
515,000	Global Geophysical Services, Inc., 10.500%, 5/01/2017	491,825

	Packaging — 1.6%
3,000,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	2,977,500
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	709,700

		3,687,200

	Pharmaceuticals — 1.3%
450,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	459,000
140,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	145,250
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	558,487
1,690,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	1,723,800

		2,886,537

	Pipelines — 1.0%
615,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	615,000
655,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	746,700
215,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	211,775
785,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	686,875

		2,260,350

	Retailers — 2.3%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	39,800
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	449,681
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	210,125
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	37,450
3,630,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	2,962,987
250,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	224,063
1,440,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,292,400

		5,216,506

	Sovereigns — 0.9%
1,050,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	605,993
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,451,166

		2,057,159

	Supermarkets — 0.6%
315,000	American Stores Co., 8.000%, 6/01/2026	267,750
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	584,938
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	396,900

		1,249,588

	Supranational — 0.5%
2,000,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	1,036,656

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — 2.0%
$1,485,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	$972,675
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,254,500
310,000	Amkor Technology, Inc., 6.375%, 10/01/2022, 144A	305,350
85,000	Amkor Technology, Inc., 6.625%, 6/01/2021	86,275
1,460,000	First Data Corp., 8.250%, 1/15/2021, 144A	1,456,350
305,000	Freescale Semiconductor, Inc., 8.050%, 2/01/2020	300,425

		4,375,575

	Textile — 2.0%
1,925,000	Hanesbrands, Inc., 6.375%, 12/15/2020	2,088,625
2,605,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	2,136,100
175,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	180,687

		4,405,412

	Transportation Services — 0.3%
275,000	APL Ltd., 8.000%, 1/15/2024(d)	234,438
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	358,400

		592,838

	Treasuries — 8.1%
7,425,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(g)	7,978,457
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	191,732
375,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	463,582
930,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,187,040
65,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	75,860
60,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	74,469
55,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	70,552
301,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,845,960
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	252,901
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	3,196,692
400,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	367,370
1,435,000	Spain Government Bond, 4.650%, 7/30/2025, (EUR)	1,557,519

		18,262,134

	Wireless — 2.8%
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	405,000
955,000	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	945,450
795,000	SBA Communications Corp., 5.625%, 10/01/2019, 144A	808,912
4,236,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,897,120
5,000	Sprint Capital Corp., 6.900%, 5/01/2019	5,188
285,000	Sprint Capital Corp., 8.750%, 3/15/2032	294,975

		6,356,645

	Wirelines — 4.0%
665,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	412,300
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	118,300
1,105,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	1,121,575
735,000	Frontier Communications Corp., 9.000%, 8/15/2031	784,612

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$605,000	Level 3 Communications, Inc., 8.875%, 6/01/2019, 144A	$635,250
1,090,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	1,100,900
940,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	998,750
350,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	359,814
250,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	296,397
300,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	383,587
25,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	22,125
15,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	13,688
1,575,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,545,469
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	73,500
1,125,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,096,875

		8,963,142

	Total Non-Convertible Bonds (Identified Cost $158,926,360)	166,210,391

Convertible Bonds — 9.0%
	Automotive — 1.6%
1,465,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	1,090,509
1,760,000	Ford Motor Co., 4.250%, 11/15/2016	2,427,700

		3,518,209

	Brokerage — 0.7%
1,714,000	Jefferies Group, Inc., 3.875%, 11/01/2029	1,651,867

	Construction Machinery — 0.3%
555,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	663,225

	Diversified Manufacturing — 0.6%
1,325,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,368,891

	Home Construction — 0.3%
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	94,412
575,000	Standard Pacific Corp., 1.250%, 8/01/2032	632,500

		726,912

	Independent Energy — 0.3%
760,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	682,575
105,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	99,947

		782,522

	Metals & Mining — 0.5%
1,060,000	Peabody Energy Corp., 4.750%, 12/15/2066	893,050
165,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	172,528

		1,065,578

	Pharmaceuticals — 0.8%
1,370,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,759,594

	Technology — 3.6%
3,780,000	Ciena Corp., 0.875%, 6/15/2017	3,253,162
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	152,250

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$40,000	Ciena Corp., 4.000%, 3/15/2015, 144A	$43,050
2,700,000	Intel Corp., 2.950%, 12/15/2035	2,936,250
620,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	545,988
1,185,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	1,107,975
80,000	SanDisk Corp., 1.500%, 8/15/2017	90,550

		8,129,225

	Textile — 0.3%
570,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	566,438

	Total Convertible Bonds (Identified Cost $18,822,515)	20,232,461

	Total Bonds and Notes (Identified Cost $177,748,875)	186,442,852

Senior Loans — 0.3%
	Independent Energy — 0.1%
250,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(b)	250,638

	Media Non-Cable — 0.1%
287,807	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	188,033

	Wirelines — 0.1%
359,042	FairPoint Communications, Inc., New Term Loan B, 6.501%, 1/22/2016(i)	336,537

	Total Senior Loans (Identified Cost $985,423)	775,208

Shares
Preferred Stocks — 3.1%
Convertible Preferred Stocks — 1.9%
	Automotive — 1.3%
73,400	General Motors Co., Series B, 4.750%	2,736,352
2,500	Goodyear Tire & Rubber Co. (The), 5.875%	110,425

		2,846,777

	Banking — 0.0%
94	Bank of America Corp., Series L, 7.250%	102,460

	Construction Machinery — 0.1%
2,213	United Rentals Trust I, 6.500%	107,123

	Pipelines — 0.5%
20,675	El Paso Energy Capital Trust I, 4.750%	1,123,479

	Total Convertible Preferred Stocks (Identified Cost $4,630,096)	4,179,839

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Non-Convertible Preferred Stocks — 1.2%
	Non-Captive Diversified — 1.2%
965	Ally Financial, Inc., Series G, 7.000%, 144A	$902,728
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,927,081

		2,829,809

	Total Non-Convertible Preferred Stocks (Identified Cost $2,862,039)	2,829,809

	Total Preferred Stocks (Identified Cost $7,492,135)	7,009,648

Common Stocks — 1.4%
	Automobiles — 0.3%
53,720	Ford Motor Co.	529,679

	Chemicals — 0.0%
1,087	Ashland, Inc.	77,829

	Diversified Telecommunication Services — 0.0%
593	Hawaiian Telcom Holdco, Inc.(j)	10,514

	Gas Utilities — 0.4%
17,600	National Fuel Gas Co.	951,104

	Household Durables — 0.3%
46,500	KB Home	667,275

	Oil, Gas & Consumable Fuels — 0.2%
14,882	Kinder Morgan, Inc.	528,609

	Pharmaceuticals — 0.2%
6,875	Merck & Co., Inc.	310,062

	Total Common Stocks (Identified Cost $2,691,669)	3,075,072

Warrants — 0.0%
10,023	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(d)(j)(k)	—
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(j)	78,567

	Total Warrants (Identified Cost $29,892)	78,567

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 12.5%
$20,787	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $20,787 on 10/01/2012 collateralized by $20,000 U.S. Treasury Bond, 5.250%, due 2/15/2029 valued at $28,176 including accrued interest (Note 2 of Notes to Financial Statements)	$20,787
27,938,065	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $27,938,088 on 10/01/2012 collateralized by $27,140,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $28,497,000 including accrued interest (Note 2 of Notes to Financial Statements)	27,938,065

	Total Short-Term Investments (Identified Cost $27,958,852)	27,958,852

	Total Investments — 100.5% (Identified Cost $216,906,846)(a)	225,340,199
	Other assets less liabilities — (0.5)%	(1,124,375)

	Net Assets — 100.0%	$224,215,824

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $217,620,641 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,568,969
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,849,411)

	Net unrealized appreciation	$7,719,558

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	All or a portion of interest payment is paid-in-kind.
(d)	Illiquid security. At September 30, 2012, the value of these securities amounted to $860,066 or 0.4% of net assets.
(e)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2012.
(j)	Non-income producing security.
(k)	Fair valued security by the Fund’s investment adviser.

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $41,531,540 or 18.5% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	10/31/2012	Euro	770,000	989,769	$189
Sell	10/31/2012	Euro	4,100,000	5,270,200	(243,423)

Total					$(243,234)

1 Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	8.1%
Home Construction	6.1
Technology	5.6
Wirelines	4.1
Non-Captive Diversified	3.9
Metals & Mining	3.9
Automotive	3.9
Independent Energy	3.6
Media Non-Cable	3.4
Wireless	2.8
Building Materials	2.8
Mortgage Related	2.7
Banking	2.4
Retailers	2.3
Textile	2.3
Pharmaceuticals	2.3
Chemicals	2.2
Non-Captive Consumer	2.2
Other Investments, less than 2% each	23.4
Short-Term Investments	12.5

Total Investments	100.5
Other assets less liabilities (including open forward foreign currency contracts)	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 96.1% of Net Assets
	Belgium — 1.9%
260,000	Belgium Government Bond, 3.500%, 6/28/2017, (EUR)	$368,092

	Brazil — 2.8%
350,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	201,998
100,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	134,239
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	215,500

		551,737

	Canada — 5.7%
75,000	Canada Government International Bond, 3.500%, 1/13/2020, (EUR)(b)	114,100
285,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	306,244
85,000	Methanex Corp., 5.250%, 3/01/2022	90,806
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	211,868
200,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	276,625
95,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	108,844

		1,108,487

	Denmark — 0.6%
645,000	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	124,699

	Finland — 2.7%
390,000	Finland Government Bond, 1.875%, 4/15/2017, (EUR)	529,799

	France — 6.8%
50,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	58,825
530,000	France Government Bond OAT, 3.000%, 4/25/2022, (EUR)(b)	728,956
325,000	France Government Bond OAT, 3.750%, 4/25/2021, (EUR)	476,500
50,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	67,771

		1,332,052

	Germany — 4.0%
340,000	Bundesobligation, 1.250%, 10/14/2016, (EUR)(b)	453,931
220,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	323,605

		777,536

	Ireland — 1.0%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	186,576

	Italy — 6.5%
50,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	77,302
50,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	54,615
350,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)	358,779
320,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 8/01/2018, (EUR)(b)	418,026
150,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 5/01/2017, (EUR)	199,222
60,000	Republic of Italy, 6.875%, 9/27/2023	66,218
75,000	Telecom Italia Finance S.A., EMTN, 7.750%, 1/24/2033, (EUR)	102,391

		1,276,553

	Japan — 29.0%
90,000,000	Japan Finance Organization for Municipalities, 1.900%, 6/22/2018, (JPY)	1,261,615

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Japan — continued
43,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	$556,609
100,000,000	Japan Government Ten Year Bond, 1.700%, 12/20/2016, (JPY)	1,364,549
72,400,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)(b)	996,614
18,000,000	Japan Government Thirty Year Bond, 2.000%, 9/20/2040, (JPY)	237,733
90,000,000	Japan Government Twenty Year Bond, 1.900%, 12/20/2028, (JPY)	1,233,897

		5,651,017

	Korea — 0.5%
3,600,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	89,225

	Luxembourg — 0.2%
30,000	FMC Finance VIII, S.A., 6.500%, 9/15/2018, 144A, (EUR)	44,141

	Malaysia — 0.6%
370,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	125,588

	Mexico — 3.9%
100,000	America Movil SAB de CV, EMTN, 4.125%, 10/25/2019, (EUR)	144,028
45,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	27,900
15,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	126,919
11,500(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	100,543
37,500(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	364,082

		763,472

	Netherlands — 0.8%
50,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	61,684
30,000	Fresenius Finance BV, 4.250%, 4/15/2019, 144A, (EUR)	40,286
50,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	59,279

		161,249

	Norway — 3.3%
30,000	Eksportfinans ASA, 2.000%, 9/15/2015	28,050
2,205,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)(b)	432,024
595,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	113,363
370,000	Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	66,459

		639,896

	Philippines — 0.6%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	126,450

	Poland — 2.3%
605,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	193,190
225,000	Poland Government International Bond, EMTN, 2.625%, 5/12/2015, (CHF)	249,426

		442,616

	Singapore — 2.1%
135,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	110,722
360,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	297,657

		408,379

	South Africa — 0.6%
100,000	Edcon Proprietary Ltd., 3.502%, 6/15/2014, 144A, (EUR)(c)	119,510

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — 10.2%
50,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	$98,026
105,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	202,031
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	93,665
100,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	141,430
370,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	627,798
150,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	299,157
40,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	85,870
200,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	433,432

		1,981,409

	United States — 8.7%
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	133,037
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	95,119
35,000	Frontier Communications Corp., 7.125%, 1/15/2023	36,400
45,000	HCA, Inc., 8.360%, 4/15/2024	47,137
150,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	211,033
50,000	International Lease Finance Corp., 5.875%, 8/15/2022	51,652
100,000	JPMorgan Chase & Co., EMTN, 4.375%, 1/30/2014, (EUR)	134,497
150,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	191,794
30,000	NII Capital Corp., 7.625%, 4/01/2021	23,850
490,000	U.S. Treasury Note, 0.250%, 11/30/2013	490,249
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	15,562
100,000	Wachovia Corp., EMTN, 4.375%, 11/27/2018, (EUR)	138,601
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	131,718

		1,700,649

	Uruguay — 1.3%
4,270,044	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	245,325

	Total Bonds and Notes (Identified Cost $18,317,973)	18,754,457

Short-Term Investments — 2.7%
518,975	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $518,975 on 10/01/2012 collateralized by $505,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $530,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $518,975)	518,975

	Total Investments — 98.8% (Identified Cost $18,836,948)(a)	19,273,432
	Other assets less liabilities — 1.2%	243,205

	Net Assets — 100.0%	$19,516,637

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2012, the net unrealized appreciation on investments based on a cost of $18,914,867 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$506,235
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(147,670)

	Net unrealized appreciation	$358,565

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $686,363 or 3.5% of net assets.
EMTN	Euro Medium Term Note

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/28/2012	British Pound	156,000	251,849	$779
Buy[2]	12/19/2012	Canadian Dollar	650,000	660,010	(50)
Buy[1]	12/19/2012	Euro	215,000	276,517	406
Buy[3]	12/21/2012	Malaysian Ringgit	290,000	94,341	87
Buy[1]	12/10/2012	South Korean Won	630,000,000	564,949	12,657
Buy[4]	12/10/2012	South Korean Won	104,700,000	93,889	2,140

Total					$16,019

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2012

Loomis Sayles International Bond Fund – (continued)

At September 30, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive5/Units of Currency		Unrealized Appreciation (Depreciation)
12/12/2012	Norwegian Krone	1,255,000	Euro	170,195	$385

1 Counterparty is Barclays Bank PLC.

2 Counterparty is UBS AG.

3 Counterparty is JP Morgan Chase Bank, N.A.

4 Counterparty is Credit Suisse AG.

5 Counterparty is Deutsche Bank AG.

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	64.9%
Government Guaranteed	6.5
Sovereigns	4.5
Banking	3.1
Local Authorities	2.5
Wirelines	2.2
Media Non-Cable	2.0
Other Investments, less than 2% each	10.4
Short-Term Investments	2.7

Total Investments	98.8
Other assets less liabilities (including open forward foreign currency contracts)	1.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2012 (Unaudited)

Euro	32.9%
Japanese Yen	29.0
British Pound	11.3
United States Dollar	8.3
Norwegian Krone	3.1
Mexican Peso	3.0
Canadian Dollar	2.1
Singapore Dollar	2.1
Other, less than 2% each	7.0

Total Investments	98.8
Other assets less liabilities (including open forward foreign currency contracts)	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 90.7% of Net Assets
	ABS Car Loan — 1.6%
$1,380,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$1,404,797
2,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	2,244,086
910,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	910,501
2,500,000	First Investors Auto Owner Trust, Series 2012-2A, Class A2, 1.470%, 5/15/2018, 144A	2,505,607
1,429,593	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 6/15/2016, 144A	1,432,244
1,960,210	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	1,969,474

		10,466,709

	ABS Credit Card — 0.5%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.391%, 12/15/2016(b)	986,659
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,271,087

		3,257,746

	ABS Home Equity — 0.1%
455,630	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	434,170
318,488	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028(b)	304,598

		738,768

	ABS Student Loan — 0.6%
3,745,726	Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1, 0.819%, 9/20/2022(b)	3,745,726

	Collateralized Mortgage Obligations — 14.9%
272,240	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 0.990%, 5/15/2023(b)	278,899
177,294	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.090%, 8/15/2023(b)	181,920
1,288,522	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.621%, 11/15/2032(b)	1,291,905
3,825,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	4,222,674
6,280,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	6,797,805
5,707,252	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.091%, 6/15/2048(b)	6,311,863
6,947,696	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.995%, 12/15/2036(b)	7,153,720
200,381	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 1.100%, 9/25/2022(b)	205,096

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$170,750	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.240%, 4/25/2024(b)	$175,085
8,500,131	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.729%, 8/25/2038(b)	8,644,114
143,117	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.110%, 4/25/2023(b)	146,525
1,586,187	FHLMC, 2.931%, 12/01/2034(b)	1,707,090
2,361,863	FHLMC, 3.347%, 3/01/2038(b)	2,534,774
2,932,436	FHLMC, 5.319%, 11/01/2038(b)	3,176,978
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,976,824
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,932,833
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,826,903
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	741,670
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,744,556
7,910,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	8,304,812
2,075,322	FNMA, 2.270%, 9/01/2036(b)	2,214,994
7,683,013	FNMA, 2.787%, 9/01/2037(b)	8,252,861
6,963,322	FNMA, 2.966%, 7/01/2037(b)	7,440,400
1,041,328	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.569%, 12/07/2020(b)	1,044,806
1,280,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,376,000
1,766,961	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.678%, 10/07/2020(b)	1,774,913
6,311,445	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.779%, 12/08/2020(b)	6,349,314

		98,809,334

	Commercial Mortgage-Backed Securities — 13.6%
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.631%, 4/10/2049(b)	2,071,765
375,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	437,990
1,445,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,582,548
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	417,309
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.263%, 12/10/2049(b)	1,755,577
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,644,166
1,135,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,198,970
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,942,426

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	$5,985,497
3,000,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.407%, 2/15/2041(b)	3,494,166
1,140,000	CW Capital Cobalt Ltd., Series 2007-C2, Class A3, 5.484%, 4/15/2047	1,305,010
7,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	9,072,695
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,709,110
295,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	335,941
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,207,741
5,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,752,725
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	2,287,916
4,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	4,764,600
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,322,935
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	6,095,693
2,670,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.147%, 8/12/2049(b)	3,057,777
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,674,295
3,135,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.759%, 4/12/2049(b)	3,520,674
3,000,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	3,388,014
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.076%, 6/11/2049(b)	1,762,229
4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	5,068,903
3,775,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	4,272,941

		90,129,613

	Government Guaranteed — 0.3%
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,341,848

	Government Owned - No Guarantee — 4.0%
17,970,000	Federal National Mortgage Association, 3.625%, 2/12/2013	18,195,074
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,315,541

		26,510,615

	Hybrid ARMs — 22.1%
3,094,234	FHLMC, 2.290%, 4/01/2036(b)	3,299,372
5,282,135	FHLMC, 2.345%, 7/01/2033(b)	5,637,631
2,570,652	FHLMC, 2.370%, 4/01/2035(b)	2,754,591
3,783,276	FHLMC, 2.370%, 3/01/2036(b)	4,039,591

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,218,575	FHLMC, 2.375%, 2/01/2035(b)	$1,300,354
7,696,905	FHLMC, 2.375%, 2/01/2036(b)	8,151,425
3,421,920	FHLMC, 2.415%, 2/01/2036(b)	3,597,919
2,436,549	FHLMC, 2.420%, 6/01/2037(b)	2,597,943
7,746,584	FHLMC, 2.479%, 5/01/2037(b)	8,318,808
5,159,647	FHLMC, 2.526%, 9/01/2035(b)	5,546,985
1,394,754	FHLMC, 2.739%, 4/01/2037(b)	1,499,433
4,289,867	FHLMC, 2.766%, 11/01/2036(b)	4,591,271
4,176,516	FHLMC, 2.994%, 4/01/2037(b)	4,499,988
2,262,175	FHLMC, 3.587%, 11/01/2038(b)	2,434,855
4,987,887	FHLMC, 5.073%, 9/01/2038(b)	5,375,284
797,422	FHLMC, 5.295%, 12/01/2037(b)	860,804
1,027,470	FHLMC, 5.659%, 9/01/2038(b)	1,109,651
1,725,813	FHLMC, 5.756%, 3/01/2037(b)	1,871,436
397,068	FNMA, 2.261%, 2/01/2037(b)	422,058
1,467,707	FNMA, 2.270%, 9/01/2034(b)	1,564,275
4,035,241	FNMA, 2.299%, 7/01/2035(b)	4,309,212
882,299	FNMA, 2.310%, 12/01/2034(b)	938,531
2,415,568	FNMA, 2.310%, 1/01/2036(b)	2,536,579
853,518	FNMA, 2.319%, 4/01/2033(b)	910,743
3,103,438	FNMA, 2.334%, 4/01/2034(b)	3,309,174
12,227,432	FNMA, 2.344%, 10/01/2034(b)	13,026,328
3,538,690	FNMA, 2.345%, 6/01/2036(b)	3,791,365
4,745,570	FNMA, 2.347%, 8/01/2035(b)	5,060,216
2,955,281	FNMA, 2.412%, 6/01/2033(b)	3,115,642
4,616,317	FNMA, 2.412%, 10/01/2033(b)	4,924,375
817,788	FNMA, 2.550%, 8/01/2033(b)	876,716
806,079	FNMA, 2.625%, 8/01/2036(b)	867,037
2,237,129	FNMA, 2.664%, 5/01/2035(b)	2,416,601
1,918,399	FNMA, 2.795%, 8/01/2034(b)	2,064,702
3,466,505	FNMA, 2.823%, 4/01/2037(b)	3,719,612
2,228,911	FNMA, 2.916%, 2/01/2047(b)	2,396,327
5,691,302	FNMA, 3.402%, 6/01/2037(b)	6,063,725
4,931,180	FNMA, 3.473%, 6/01/2035(b)	5,275,861
10,381,216	FNMA, 5.775%, 9/01/2037(b)	11,256,480

		146,332,900

	Mortgage Related — 20.0%
11,880,762	FHLMC, 2.382%, 3/01/2037(b)	12,672,821
1,271,512	FHLMC, 4.000%, 12/01/2024	1,353,649
3,586,671	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	3,849,281
1,094,310	FHLMC, 5.500%, 10/01/2023	1,189,702
73,642	FHLMC, 6.000%, 11/01/2019	81,737
2,729,802	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	3,097,567
86,620	FHLMC, 7.000%, 2/01/2016	92,182
2,917	FHLMC, 7.500%, with various maturities from 2014 to 2026(c)	3,199
4,694	FHLMC, 8.000%, 9/01/2015	5,041
2,947	FHLMC, 10.000%, 7/01/2019	3,491

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$61,894	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	$73,637
8,523,409	FNMA, 2.571%, 4/01/2037(b)	9,092,015
7,158,726	FNMA, 2.606%, 7/01/2035(b)	7,651,424
21,586,661	FNMA, 3.000%, with various maturities from 2026 to 2042(c)	22,918,802
2,006,353	FNMA, 4.000%, with various maturities in 2019(c)	2,153,515
4,635,893	FNMA, 4.500%, 1/01/2025	5,005,626
8,157,830	FNMA, 5.000%, with various maturities from 2037 to 2038(c)	8,965,419
2,009,837	FNMA, 5.500%, with various maturities from 2018 to 2033(c)	2,212,798
6,709,159	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	7,393,371
1,146,389	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	1,303,869
34,048	FNMA, 7.000%, 12/01/2022	37,574
240,904	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	292,077
19,870	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	21,345
6,084,605	GNMA, 2.070%, 2/20/2061(b)	6,511,336
4,883,623	GNMA, 4.479%, 2/20/2062	5,495,653
4,964,554	GNMA, 4.521%, 12/20/2061	5,642,617
2,551,474	GNMA, 4.528%, 3/20/2062	2,911,344
2,556,512	GNMA, 4.560%, 3/20/2062	2,913,592
4,470,873	GNMA, 4.604%, 6/20/2062	5,138,857
1,540,076	GNMA, 4.616%, 8/20/2061	1,748,206
8,816,836	GNMA, 4.659%, 2/20/2062	10,088,004
1,735,000	GNMA, 4.808%, 8/20/2062	1,982,780
46,865	GNMA, 6.000%, 12/15/2031	53,770
176,300	GNMA, 6.500%, 5/15/2031	204,478
185,050	GNMA, 7.000%, 10/15/2028	222,300
456	GNMA, 12.500%, 6/15/2014	459

		132,383,538

	Treasuries — 13.0%
24,600,000	U.S. Treasury Note, 0.250%, 8/15/2015	24,561,575
13,260,000	U.S. Treasury Note, 0.625%, 7/15/2014	13,350,128
7,480,000	U.S. Treasury Note, 0.875%, 4/30/2017	7,585,775
40,005,000	U.S. Treasury Note, 1.750%, 4/15/2013	40,345,682

		85,843,160

	Total Bonds and Notes (Identified Cost $582,329,491)	600,559,957

Short-Term Investments — 9.2%
18,098,014	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $18,098,029 on 10/01/2012 collateralized by $17,970,000 Federal Home Loan Mortgage Corp., 3.000% due 7/10/2019 valued at $18,464,175 including accrued interest (Note 2 of Notes to Financial Statements)	18,098,014
2,985,000	U.S. Treasury Bill, 0.102%, 11/01/2012(d)	2,984,851

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — (continued)
$22,400,000	U.S. Treasury Bills, 0.091%-0.100%, 12/13/2012(d)(e)	$22,396,259
17,800,000	U.S. Treasury Bills, 0.098%-0.122%, 11/29/2012(d)(e)	17,798,184

	Total Short-Term Investments (Identified Cost $61,274,774)	61,277,308

	Total Investments — 99.9% (Identified Cost $643,604,265)(a)	661,837,265
	Other assets less liabilities — 0.1%	368,373

	Net Assets — 100.0%	$662,205,638

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $645,538,314 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,346,716
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,047,765)

	Net unrealized appreciation	$16,298,951

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $7,092,438 or 1.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2012 (Unaudited)

Hybrid ARMs	22.1%
Mortgage Related	20.0
Collateralized Mortgage Obligations	14.9
Commercial Mortgage-Backed Securities	13.6
Treasuries	13.0
Government Owned-No Guarantee	4.0
Other Investments, less than 2% each	3.1
Short-Term Investments	9.2

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Statements of Assets and Liabilities

September 30, 2012

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$1,271,936,975	$188,947,994	$18,317,973	$625,506,251
Repurchase agreement(s) at cost	78,821,191	27,958,852	518,975	18,098,014
Net unrealized appreciation	66,239,778	8,433,353	436,484	18,233,000

Investments at value	1,416,997,944	225,340,199	19,273,432	661,837,265
Cash	4,449	—	—	—
Due from brokers (Note 2)	—	270,000	—	—
Foreign currency at value (identified cost $0, $9, $327,028 and $0)	—	9	331,895	—
Receivable for Fund shares sold	14,657,480	1,108,935	3,267	4,321,011
Receivable from investment adviser (Note 6)	—	—	4,202	—
Receivable for securities sold	2,606,968	—	168,155	—
Dividends and interest receivable	14,208,857	3,213,144	199,859	3,388,405
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	189	16,454	—
Tax reclaims receivable	—	99	—	—

TOTAL ASSETS	1,448,475,698	229,932,575	19,997,264	669,546,681

LIABILITIES
Payable for securities purchased	27,854,418	4,880,721	365,539	5,417,968
Payable for delayed delivery securities purchased (Note 2)	19,646,253	—	—	—
Payable for Fund shares redeemed	7,427,336	238,675	39	991,572
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	243,423	50	—
Distributions payable	—	—	—	281,584
Management fees payable (Note 6)	426,197	102,923	—	181,822
Deferred Trustees’ fees (Note 6)	284,707	121,449	46,468	267,626
Administrative fees payable (Note 6)	49,773	7,757	714	23,284
Payable to distributor (Note 6d)	9,122	1,868	183	2,576
Other accounts payable and accrued expenses	275,760	119,935	67,634	174,611

TOTAL LIABILITIES	55,973,566	5,716,751	480,627	7,341,043

NET ASSETS	$1,392,502,132	$224,215,824	$19,516,637	$662,205,638

NET ASSETS CONSIST OF:
Paid-in capital	$1,303,405,393	$215,057,697	$18,774,857	$646,221,165
Undistributed (Distributions in excess of) net investment income	5,332,135	437,961	12,535	(549,210)
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,485,080	526,634	268,597	(1,699,317)
Net unrealized appreciation on investments and foreign currency translations	66,279,524	8,193,532	460,648	18,233,000

NET ASSETS	$1,392,502,132	$224,215,824	$19,516,637	$662,205,638

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$479,823,145	$95,875,734	$11,897,916	$357,870,100

Shares of beneficial interest	35,487,306	20,856,511	1,139,409	29,722,465

Net asset value and redemption price per share	$13.52	$4.60	$10.44	$12.04

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.16	$4.82	$10.93	$12.41

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,386,283	$560,416	$—	$8,369,779

Shares of beneficial interest	175,794	121,500	—	695,860

Net asset value and offering price per share	$13.57	$4.61	$—	$12.03

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$275,346,460	$16,862,826	$4,355,078	$75,521,946

Shares of beneficial interest	20,357,910	3,660,267	419,932	6,267,107

Net asset value and offering price per share	$13.53	$4.61	$10.37	$12.05

Class Y shares:
Net assets	$634,946,244	$110,916,848	$3,263,643	$220,443,813

Shares of beneficial interest	46,655,940	24,150,781	312,559	18,251,597

Net asset value, offering and redemption price per share	$13.61	$4.59	$10.44	$12.08

See accompanying notes to financial statements.

|  64

Statements Of Operations

For the Year Ended September 30, 2012

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$38,181,621	$10,257,426	$629,574	$13,203,377
Dividends	201,329	566,047	—	—
Less net foreign taxes withheld	(5,751)	(12,220)	(1,788)	—

	38,377,199	10,811,253	627,786	13,203,377

Expenses
Management fees (Note 6)	3,626,666	973,470	128,583	2,463,264
Service and distribution fees (Note 6)	2,957,021	363,310	86,983	1,593,173
Administrative fees (Note 6)	424,288	73,840	9,774	252,012
Trustees’ fees and expenses (Note 6)	56,599	28,525	19,765	47,362
Transfer agent fees and expenses (Note 6)	800,521	225,964	20,837	483,790
Audit and tax services fees	48,475	48,133	48,850	49,008
Custodian fees and expenses	51,144	32,784	42,272	34,970
Legal fees	13,259	2,286	297	7,896
Registration fees	279,141	121,142	64,174	190,474
Shareholder reporting expenses	59,243	17,152	1,109	45,007
Miscellaneous expenses	21,613	9,788	7,884	18,889

Total expenses	8,337,970	1,896,394	430,528	5,185,845
Less waiver and/or expense reimbursement (Note 6)	—	(72,653)	(162,917)	(272,752)

Net expenses	8,337,970	1,823,741	267,611	4,913,093

Net investment income	30,039,229	8,987,512	360,175	8,290,284

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	23,998,717	1,005,891	559,544	4,423,642
Foreign currency transactions	3,487,734	571,902	(105,601)	—
Net change in unrealized appreciation (depreciation) on:
Investments	53,339,948	18,109,297	451,825	8,386,594
Foreign currency translations	(555,803)	(442,608)	237,041	—

Net realized and unrealized gain on investments and foreign currency transactions	80,270,596	19,244,482	1,142,809	12,810,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,309,825	$28,231,994	$1,502,984	$21,100,520

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$30,039,229	$15,808,339	$8,987,512	$9,114,367
Net realized gain on investments and foreign currency transactions	27,486,451	12,668,941	1,577,793	13,134,551
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	52,784,145	(13,172,679)	17,666,689	(24,069,928)

Net increase (decrease) in net assets resulting from operations	110,309,825	15,304,601	28,231,994	(1,821,010)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(13,530,505)	(9,722,337)	(4,924,736)	(4,818,304)
Class B	(83,437)	(140,826)	(37,943)	(55,282)
Class C	(6,193,213)	(4,743,579)	(960,754)	(1,092,134)
Class Y	(14,560,785)	(3,422,261)	(4,576,130)	(4,173,442)
Net realized capital gains
Class A	(4,420,850)	—	(5,086,896)	—
Class B	(45,406)	—	(56,566)	—
Class C	(2,475,931)	—	(1,334,655)	—
Class Y	(2,888,997)	—	(4,826,965)	—

Total distributions	(44,199,124)	(18,029,003)	(21,804,645)	(10,139,162)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	804,488,815	112,969,587	103,343,166	(32,012,862)

Net increase (decrease) in net assets	870,599,516	110,245,185	109,770,515	(43,973,034)
NET ASSETS
Beginning of the year	521,902,616	411,657,431	114,445,309	158,418,343

End of the year	$1,392,502,132	$521,902,616	$224,215,824	$114,445,309

UNDISTRIBUTED NET INVESTMENT INCOME	$5,332,135	$1,152,730	$437,961	$932,138

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	International Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$360,175	$554,267	$8,290,284	$5,442,750
Net realized gain on investments and foreign currency transactions	453,943	2,521,734	4,423,642	3,687,939
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	688,866	(2,686,191)	8,386,594	(2,532,547)

Net increase in net assets resulting from operations	1,502,984	389,810	21,100,520	6,598,142

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(793,528)	(571,142)	(7,335,704)	(5,000,378)
Class B	—	—	(161,039)	(124,663)
Class C	(546,527)	(182,583)	(1,216,984)	(990,378)
Class Y	(354,205)	(143,686)	(4,276,382)	(2,328,759)
Net realized capital gains
Class A	(306,969)	(229,358)	(98,584)	(1,500,749)
Class B	—	—	(3,508)	(29,955)
Class C	(237,383)	(79,673)	(24,502)	(583,534)
Class Y	(116,763)	(24,156)	(43,423)	(770,404)

Total distributions	(2,355,375)	(1,230,598)	(13,160,126)	(11,328,820)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(3,913,509)	(8,686,919)	149,965,713	168,885,860

Net increase (decrease) in net assets	(4,765,900)	(9,527,707)	157,906,107	164,155,182
NET ASSETS
Beginning of the year	24,282,537	33,810,244	504,299,531	340,144,349

End of the year	$19,516,637	$24,282,537	$662,205,638	$504,299,531

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$12,535	$1,252,531	$(549,210)	$(504,228)

See accompanying notes to financial statements.

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This Page Intentionally Left Blank

|  68

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
CORE PLUS BOND FUND
Class A
9/30/2012	$12.71	$0.43	$1.07		$1.50	$(0.50)	$(0.19)	$(0.69)
9/30/2011	12.75	0.52	0.03	(h)	0.55	(0.59)	—	(0.59)
9/30/2010	11.91	0.54	0.91		1.45	(0.61)	—	(0.61)
9/30/2009	10.54	0.59	1.44		2.03	(0.66)	—	(0.66)
9/30/2008	11.31	0.55	(0.71)		(0.16)	(0.61)	—	(0.61)
Class B
9/30/2012	12.75	0.34	1.07		1.41	(0.40)	(0.19)	(0.59)
9/30/2011	12.79	0.42	0.03	(h)	0.45	(0.49)	—	(0.49)
9/30/2010	11.95	0.44	0.92		1.36	(0.52)	—	(0.52)
9/30/2009	10.57	0.50	1.45		1.95	(0.57)	—	(0.57)
9/30/2008	11.31	0.44	(0.67)		(0.23)	(0.51)	—	(0.51)
Class C
9/30/2012	12.71	0.33	1.08		1.41	(0.40)	(0.19)	(0.59)
9/30/2011	12.76	0.42	0.02	(h)	0.44	(0.49)	—	(0.49)
9/30/2010	11.92	0.45	0.91		1.36	(0.52)	—	(0.52)
9/30/2009	10.55	0.51	1.44		1.95	(0.58)	—	(0.58)
9/30/2008	11.32	0.47	(0.71)		(0.24)	(0.53)	—	(0.53)
Class Y
9/30/2012	12.78	0.46	1.09		1.55	(0.53)	(0.19)	(0.72)
9/30/2011	12.82	0.55	0.03	(h)	0.58	(0.62)	—	(0.62)
9/30/2010	11.97	0.57	0.92		1.49	(0.64)	—	(0.64)
9/30/2009	10.60	0.62	1.44		2.06	(0.69)	—	(0.69)
9/30/2008	11.36	0.58	(0.70)		(0.12)	(0.64)	—	(0.64)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

69  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (g)	Net investment income (%) (g)	Portfolio turnover rate (%)

$—	$13.52	12.18	$479,823	0.82	0.82	3.31	78
—	12.71	4.42	237,759	0.87	0.87	4.07	86
—	12.75	12.55	214,723	0.90	0.90	4.41	87
—	11.91	20.07	140,779	0.90	0.97	5.43	102
0.00	10.54	(1.61)	115,873	0.93	1.04	4.86	82

—	13.57	11.38	2,386	1.57	1.57	2.61	78
—	12.75	3.60	3,092	1.62	1.62	3.32	86
—	12.79	11.64	4,490	1.65	1.65	3.64	87
—	11.95	19.19	7,028	1.65	1.72	4.66	102
0.00	10.57	(2.21)	10,481	1.70	1.80	3.92	82

—	13.53	11.46	275,346	1.57	1.57	2.55	78
—	12.71	3.56	137,836	1.62	1.62	3.32	86
—	12.76	11.71	123,123	1.65	1.65	3.66	87
—	11.92	19.20	77,081	1.65	1.72	4.69	102
0.00	10.55	(2.32)	26,698	1.68	1.79	4.17	82

—	13.61	12.54	634,946	0.58	0.58	3.50	78
—	12.78	4.65	143,215	0.62	0.62	4.31	86
—	12.82	12.85	69,322	0.65	0.65	4.66	87
—	11.97	20.37	34,394	0.65	0.68	5.67	102
0.00	10.60	(1.36)	20,407	0.68	0.75	5.14	82

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME FUND
Class A
9/30/2012	$4.46	$0.24	$0.59	$0.83	$(0.30)	$(0.39)	$(0.69)
9/30/2011	4.91	0.28	(0.42)	(0.14)	(0.31)	—	(0.31)
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)
Class B
9/30/2012	4.47	0.21	0.58	0.79	(0.26)	(0.39)	(0.65)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)
Class C
9/30/2012	4.47	0.21	0.59	0.80	(0.27)	(0.39)	(0.66)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)
Class Y
9/30/2012	4.46	0.26	0.57	0.83	(0.31)	(0.39)	(0.70)
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)
9/30/2008*	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)

*	From commencement of Class operations on February 29, 2008 through September 30, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Effective June 1, 2009, redemption fees were eliminated.

See accompanying notes to financial statements.

71  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—		$4.60	20.90	$95,876	1.15		1.19		5.50	34
—		4.46	(3.30)	59,907	1.15	(g)	1.15	(g)	5.60	67
—		4.91	17.05	68,011	1.15		1.20		6.72	56
0.00	(h)	4.49	15.97	59,944	1.15		1.28		8.82	30
0.00		4.24	(10.98)	38,577	1.15		1.40		7.01	27

—		4.61	19.93	560	1.90		1.94		4.79	34
—		4.47	(4.04)	738	1.90	(g)	1.90	(g)	4.90	67
—		4.92	16.13	1,209	1.90		1.94		6.00	56
0.00	(h)	4.50	15.06	1,569	1.90		2.06		8.32	30
0.00		4.25	(11.64)	2,267	1.90		2.15		6.15	27

—		4.61	19.96	16,863	1.90		1.94		4.78	34
—		4.47	(4.02)	15,790	1.90	(g)	1.90	(g)	4.89	67
—		4.92	16.15	19,312	1.90		1.95		5.97	56
0.00	(h)	4.50	15.37	17,827	1.90		2.03		8.09	30
0.00		4.24	(11.62)	9,945	1.90		2.15		6.32	27

—		4.59	20.93	110,917	0.90		0.95		5.78	34
—		4.46	(2.86)	38,011	0.90	(g)	0.90	(g)	5.86	67
—		4.90	17.11	69,887	0.90		0.93		7.02	56
0.00	(h)	4.49	16.29	105,713	0.90		0.92		8.32	30
0.01		4.24	(9.10)	3,833	0.90		1.15		8.03	27

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERNATIONAL BOND FUND
Class A
9/30/2012	$10.94	$0.19	$0.62		$0.81	$(0.94)	$(0.37)	$(1.31)
9/30/2011	11.17	0.25	0.06	(i)	0.31	(0.40)	(0.14)	(0.54)
9/30/2010	10.84	0.22	0.48		0.70	(0.29)	(0.08)	(0.37)
9/30/2009	9.19	0.32	1.53		1.85	(0.20)	—	(0.20)
9/30/2008(j)	10.00	0.17	(0.79)		(0.62)	(0.19)	—	(0.19)
Class C
9/30/2012	10.87	0.12	0.61		0.73	(0.86)	(0.37)	(1.23)
9/30/2011	11.11	0.17	0.05	(i)	0.22	(0.32)	(0.14)	(0.46)
9/30/2010	10.82	0.15	0.46		0.61	(0.24)	(0.08)	(0.32)
9/30/2009	9.18	0.24	1.53		1.77	(0.13)	—	(0.13)
9/30/2008(j)	10.00	0.13	(0.81)		(0.68)	(0.15)	—	(0.15)
Class Y
9/30/2012	10.93	0.21	0.63		0.84	(0.96)	(0.37)	(1.33)
9/30/2011	11.16	0.28	0.06	(i)	0.34	(0.43)	(0.14)	(0.57)
9/30/2010	10.82	0.25	0.47		0.72	(0.30)	(0.08)	(0.38)
9/30/2009	9.18	0.33	1.53		1.86	(0.22)	—	(0.22)
9/30/2008(j)	10.00	0.18	(0.81)		(0.63)	(0.20)	—	(0.20)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective July 1, 2012, the expense limit decreased from 1.10%, 1.85% and 0.85% to 1.05%, 1.80% and 0.80% for Class A, Class C and Class Y shares, respectively.
(h)	Includes interest expense from bank overdraft charges of less than 0.01%. Without this expense the ratio of net expenses would have been 1.09%, 1.84% and 0.84% for Class A, Class C and Class Y shares, respectively.
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(j)	From commencement of operations on February 1, 2008 through September 30, 2008.
(k)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

73  |

				Ratios to Average Net Assets:
Redemption fees (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$10.44	8.42	$11,898	1.09	(g)(h)	1.85	1.83	169
—	10.94	2.70	10,927	1.10		1.64	2.26	136
—	11.17	6.66	18,758	1.10		1.49	2.14	128
—	10.84	20.41	8,479	1.10		2.11	3.29	91
0.00(k)	9.19	(6.37)	1,953	1.10		2.95	2.66	60

—	10.37	7.64	4,355	1.84	(g)(h)	2.61	1.13	169
—	10.87	1.87	7,503	1.85		2.40	1.52	136
—	11.11	5.86	6,145	1.85		2.24	1.40	128
—	10.82	19.58	2,955	1.85		2.93	2.56	91
0.01(k)	9.18	(6.95)	683	1.85		3.70	1.92	60

—	10.44	8.68	3,264	0.85	(g)(h)	1.60	2.05	169
—	10.93	3.06	5,852	0.85		1.36	2.47	136
—	11.16	6.92	8,908	0.85		1.23	2.41	128
—	10.82	20.73	13,049	0.85		1.92	3.53	91
0.01(k)	9.18	(6.39)	9,981	0.85		2.48	2.74	60

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2012	$11.87	$0.18	$0.28	$0.46	$(0.29)	$(0.00)	$(0.29)
9/30/2011	12.02	0.17	0.03	0.20	(0.26)	(0.09)	(0.35)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
Class B
9/30/2012	11.86	0.10	0.27	0.37	(0.20)	(0.00)	(0.20)
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	(0.26)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
Class C
9/30/2012	11.88	0.10	0.27	0.37	(0.20)	(0.00)	(0.20)
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	(0.26)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
Class Y
9/30/2012	11.91	0.21	0.28	0.49	(0.32)	(0.00)	(0.32)
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	(0.38)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

75  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$12.04	3.94	$357,870	0.85	0.90	1.54	56
11.87	1.71	293,675	0.85	0.92	1.44	66
12.02	6.03	164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52

12.03	3.17	8,370	1.60	1.65	0.81	56
11.86	1.04	10,976	1.60	1.68	0.72	66
12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52

12.05	3.17	75,522	1.60	1.65	0.80	56
11.88	0.96	68,776	1.60	1.67	0.68	66
12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52

12.08	4.19	220,444	0.60	0.65	1.77	56
11.91	2.05	130,874	0.60	0.67	1.68	66
12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52

See accompanying notes to financial statements.

|  76

Notes to Financial Statements

September 30, 2012

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by

77  |

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September 30, 2012

the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Credit default swap agreements are valued based on mid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or

|  78

Notes to Financial Statements (continued)

September 30, 2012

remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

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Notes to Financial Statements (continued)

September 30, 2012

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker

|  80

Notes to Financial Statements (continued)

September 30, 2012

bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily, and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

No credit default swaps were held by the Funds during the year ended September 30, 2012.

f.  Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due from brokers’ balances in the Statements of Assets and Liabilities for High Income Fund represent cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

g.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be

81  |

Notes to Financial Statements (continued)

September 30, 2012

subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contract mark to market, dividends payable, return of capital dividends received, preferred securities adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  82

Notes to Financial Statements (continued)

September 30, 2012

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 were as follows:

	2012 Distributions Paid From:			2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$38,311,608	$5,887,516	$44,199,124	$18,029,003	$—	$18,029,003
High Income Fund	12,336,748	9,467,897	21,804,645	10,139,162	—	10,139,162
International Bond Fund	2,051,571	303,804	2,355,375	1,028,434	202,164	1,230,598
Limited Term Government and Agency Fund	12,349,174	810,952	13,160,126	10,215,010	1,113,810	11,328,820

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$18,319,591	$1,048,519	$261,359	$—
Undistributed long-term capital gains	7,298,040	636,686	160,428	234,732

Total undistributed earnings	25,617,631	1,685,205	421,787	234,732

Unrealized appreciation	63,763,817	7,723,024	366,461	16,298,951

Total accumulated earnings	$89,381,448	$9,408,229	$788,248	$16,533,683

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

i.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf

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Notes to Financial Statements (continued)

September 30, 2012

of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

j.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to each Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

k.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2012, none of the Funds had loaned securities under this agreement.

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Notes to Financial Statements (continued)

September 30, 2012

l.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

September 30, 2012

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$1,325,141,882	$—	$1,325,141,882
Senior Loans(a)	—	10,605,706	—	10,605,706
Preferred Stocks(a)	1,931,496	497,669	—	2,429,165
Short-Term Investments	—	78,821,191	—	78,821,191

Total	$1,931,496	$1,415,066,448	$—	$1,416,997,944

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Transportation Services	$—	$358,400	$234,438	$592,838
All Other Non-Convertible Bonds(a)	—	165,617,553	—	165,617,553

Total Non-Convertible Bonds	—	165,975,953	234,438	166,210,391

Convertible Bonds(a)	—	20,232,461	—	20,232,461

Total Bonds and Notes	—	186,208,414	234,438	186,442,852

Senior Loans(a)	—	775,208	—	775,208
Preferred Stocks
Convertible Preferred Stocks(a)	4,072,716	107,123	—	4,179,839

Non-Convertible Preferred Stocks(a)	1,927,081	902,728	—	2,829,809

Total Preferred Stocks	5,999,797	1,009,851	—	7,009,648

Common Stocks(a)	3,075,072	—	—	3,075,072
Warrants(b)	78,567	—	—	78,567
Short-Term Investments	—	27,958,852	—	27,958,852
Total Investments	9,153,436	215,952,325	234,438	225,340,199

Forward Foreign Currency Contracts (unrealized appreciation)	—	189	—	189

Total	$9,153,436	$215,952,514	$234,438	$225,340,388

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Notes to Financial Statements (continued)

September 30, 2012

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(243,423)	$—	$(243,423)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Includes a security fair valued at zero using Level 2 inputs.

A preferred stock valued at $140,000 was transferred from Level 1 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$18,754,457	$—	$18,754,457
Short-Term Investments	—	518,975	—	518,975

Total Investments	—	19,273,432	—	19,273,432

Forward Foreign Currency Contracts (unrealized appreciation)	—	16,454	—	16,454

Total	$—	$19,289,886	$—	$19,289,886

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(50)	$—	$(50)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

September 30, 2012

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$9,556,208	$910,501	$10,466,709
Mortgage Related	—	130,400,758	1,982,780	132,383,538
All Other Bond and Notes(a)	—	457,709,710	—	457,709,710

Total Bonds and Notes	—	597,666,676	2,893,281	600,559,957

Short-Term Investments	—	61,277,308	—	61,277,308

Total	$—	$658,943,984	$2,893,281	$661,837,265

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Preferred Stocks
Non-Captive Diversified	$319,200	$—	$—	$—	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Preferred Stocks
Non-Captive Diversified	$—	$—	$(319,200)	$—	$—

A preferred stock valued at $319,200 was transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued using

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Notes to Financial Statements (continued)

September 30, 2012

broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$843,525	$—	$—	$—	$—
Transportation Services	—	751	—	57,687	—
Treasuries	27,508	715	(34,823)	22,081	—

Total	$871,033	$1,466	$(34,823)	$79,768	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$—	$(843,525)	$—	$—
Transportation Services	—	176,000	—	234,438	57,687
Treasuries	(15,481)	—	—	—	—

Total	$(15,481)	$176,000	$(843,525)	$234,438	$57,687

89  |

Notes to Financial Statements (continued)

September 30, 2012

A debt security valued at $176,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $843,525 was transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Supranationals	$118,679	$67	$(16,300)	$7,247	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Supranationals	$(109,693)	$—	$—	$—	$—

|  90

Notes to Financial Statements (continued)

September 30, 2012

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$—	$—	$—	$659	$909,842
Mortgage Related	—	—	—	12,020	1,970,760

Total	$—	$—	$—	$12,679	$2,880,602

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
ABS Car Loan	$—	$—	$—	$910,501	$659
Mortgage Related	—	—	—	1,982,780	12,020

Total	$—	$—	$—	$2,893,281	$12,679

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Core Plus Bond Fund, High Income Fund and International Bond Fund used during the period include forward foreign currency contracts.

Core Plus Bond Fund, High Income Fund and International Bond Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2012, Core Plus Bond Fund and High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

91  |

Notes to Financial Statements (continued)

September 30, 2012

Core Plus Bond Fund, High Income Fund and International Bond Fund are party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
High Income Fund	Barclays Bank PLC	$(243,234)	$270,000
International Bond Fund	UBS AG	(50)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of September 30, 2012:

Fund	Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
High Income Fund	$189	$—
International Bond Fund	16,454	16,454

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between each Fund and the derivative counterparties. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

|  92

Notes to Financial Statements (continued)

September 30, 2012

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$3,521,443
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(628,790)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$189
Liabilities
Unrealized depreciation on forward foreign currency contracts	(243,423)

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$614,561
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(475,489)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

93  |

Notes to Financial Statements (continued)

September 30, 2012

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$16,454
Liabilities
Unrealized depreciation on forward foreign currency contracts	(50)

Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(75,401)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	208,009

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Core Plus Bond Fund, High Income Fund and International Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2012:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	3.43%
Highest Notional Amount Outstanding	5.78%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2012	0.00%

|  94

Notes to Financial Statements (continued)

September 30, 2012

High Income Fund	Forwards
Average Notional Amount Outstanding	2.44%
Highest Notional Amount Outstanding	3.33%
Lowest Notional Amount Outstanding	1.84%
Notional Amount Outstanding as of September 30, 2012	2.79%

International Bond Fund	Forwards
Average Notional Amount Outstanding	18.94%
Highest Notional Amount Outstanding	39.39%
Lowest Notional Amount Outstanding	9.99%
Notional Amount Outstanding as of September 30, 2012	12.19%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$705,066,088	$440,840,183	$757,564,012	$263,873,184
High Income Fund	6,000,735	—	114,099,788	49,775,666
International Bond Fund	5,179,979	4,690,418	29,932,254	36,181,927
Limited Term Government and Agency Fund	359,934,684	242,532,124	43,829,187	61,339,571

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $150 million	Over $250 million
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.4000%

95  |

Notes to Financial Statements (continued)

September 30, 2012

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period from July 1, 2012 to September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.05%	—	1.80%	0.80%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%

Prior to July 1, 2012 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%

|  96

Notes to Financial Statements (continued)

September 30, 2012

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2012, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees(1)	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$1,813,333	$—	$1,813,333	0.194%	0.194%
High Income Fund	973,470	72,653	900,817	0.600%	0.555%
International Bond Fund	128,583	128,583	—	0.600%	—
Limited Term Government and Agency Fund	2,463,264	272,752	2,190,512	0.445%	0.396%

(1)	Management fee waivers are subject to possible recovery until September 30, 2013.

For the year ended September 30, 2012, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$1,813,333	0.194%

For the year ended September 30, 2012, expenses have been reimbursed as follows:

Fund	Reimbursement(2)
International Bond Fund	$34,334

(2)	Expense reimbursements are subject to possible recovery until September 30, 2013.

No expenses were recovered for any of the Funds during the year ended September 30, 2012 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

97  |

Notes to Financial Statements (continued)

September 30, 2012

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended September 30, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$897,310	$6,850	$508,078	$20,550	$1,524,233
High Income Fund	193,739	1,600	40,793	4,800	122,378
International Bond Fund	24,891	—	15,523	—	46,569
Limited Term Government and Agency Fund	766,606	23,908	182,733	71,726	548,200

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles

|  98

Notes to Financial Statements (continued)

September 30, 2012

Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$424,288
High Income Fund	73,840
International Bond Fund	9,774
Limited Term Government and Agency Fund	252,012

d.  Sub-Transfer Agent Fees.  NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended September 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$618,682
High Income Fund	137,928
International Bond Fund	13,225
Limited Term Government and Agency Fund	197,755

99  |

Notes to Financial Statements (continued)

September 30, 2012

As of September 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$9,122
High Income Fund	1,868
International Bond Fund	183
Limited Term Government and Agency Fund	2,576

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2012 were as follows:

Fund	Commissions
Core Plus Bond Fund	$1,395,372
High Income Fund	85,271
International Bond Fund	35,054
Limited Term Government and Agency Fund	278,505

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

|  100

Notes to Financial Statements (continued)

September 30, 2012

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At September 30, 2012, the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentage of net assets:

Fund	Retirement Plan
Core Plus Bond Fund	0.04%
International Bond Fund	0.96%
Limited Term Government and Agency Fund	0.17%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and

101  |

Notes to Financial Statements (continued)

September 30, 2012

limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2012, based on management’s evaluation of the shareholder account base, the High Income Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, including affiliated accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Non-Affiliated Shareholders	Percentage of Ownership
High Income Fund	1	8.54%

Shareholder positions in the Funds may be held by intermediaries utilizing omnibus accounts. The Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  102

Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	27,370,858	$355,172,674	7,870,741	$100,254,532
Issued in connection with the reinvestment of distributions	1,087,023	14,031,796	562,968	7,131,144
Redeemed	(11,683,801)	(151,134,746)	(6,563,842)	(83,095,094)

Net change	16,774,080	$218,069,724	1,869,867	$24,290,582

Class B
Issued from the sale of shares	18,163	$232,753	26,416	$338,841
Issued in connection with the reinvestment of distributions	8,025	103,306	8,589	109,089
Redeemed	(92,873)	(1,209,379)	(143,488)	(1,828,591)

Net change	(66,685)	$(873,320)	(108,483)	$(1,380,661)

Class C
Issued from the sale of shares	11,681,836	$152,094,275	3,812,615	$48,580,295
Issued in connection with the reinvestment of distributions	326,978	4,220,534	149,316	1,892,845
Redeemed	(2,493,106)	(32,473,101)	(2,772,280)	(35,095,298)

Net change	9,515,708	$123,841,708	1,189,651	$15,377,842

Class Y
Issued from the sale of shares	44,233,390	$579,833,966	9,029,915	$116,089,119
Issued in connection with the reinvestment of distributions	884,004	11,568,457	140,385	1,792,593
Redeemed	(9,666,030)	(127,951,720)	(3,372,809)	(43,199,888)

Net change	35,451,364	$463,450,703	5,797,491	$74,681,824

Increase (decrease) from capital share transactions	61,674,467	$804,488,815	8,748,526	$112,969,587

103  |

Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	21,107,989	$93,628,788	18,914,773	$95,991,464
Issued in connection with the reinvestment of distributions	2,189,836	9,162,829	752,698	3,747,490
Redeemed	(15,882,475)	(70,067,314)	(20,080,912)	(101,121,007)

Net change	7,415,350	$32,724,303	(413,441)	$(1,382,053)

Class B
Issued from the sale of shares	5,673	$24,777	7,798	$39,272
Issued in connection with the reinvestment of distributions	19,672	81,687	8,794	43,828
Redeemed	(68,910)	(305,756)	(97,228)	(487,971)

Net change	(43,565)	$(199,292)	(80,636)	$(404,871)

Class C
Issued from the sale of shares	805,879	$3,533,514	1,268,510	$6,372,692
Issued in connection with the reinvestment of distributions	421,300	1,752,724	130,779	650,658
Redeemed	(1,101,851)	(4,859,465)	(1,792,125)	(8,989,058)

Net change	125,328	$426,773	(392,836)	$(1,965,708)

Class Y
Issued from the sale of shares	27,436,571	$123,173,948	15,208,663	$76,115,275
Issued in connection with the reinvestment of distributions	1,416,350	5,940,281	718,068	3,585,069
Redeemed	(13,232,329)	(58,722,847)	(21,646,978)	(107,960,574)

Net change	15,620,592	$70,391,382	(5,720,247)	$(28,260,230)

Increase (decrease) from capital share transactions	23,117,705	$103,343,166	(6,607,160)	$(32,012,862)

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Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	550,775	$5,589,441	1,211,150	$13,782,950
Issued in connection with the reinvestment of distributions	89,124	883,291	59,092	637,499
Redeemed	(499,605)	(5,230,159)	(1,950,042)	(21,739,657)

Net change	140,294	$1,242,573	(679,800)	$(7,319,208)

Class C
Issued from the sale of shares	119,315	$1,209,211	309,408	$3,486,185
Issued in connection with the reinvestment of distributions	46,134	453,165	9,437	102,127
Redeemed	(435,796)	(4,443,773)	(181,598)	(1,994,024)

Net change	(270,347)	$(2,781,397)	137,247	$1,594,288

Class Y
Issued from the sale of shares	611,695	$6,195,469	505,134	$5,693,161
Issued in connection with the reinvestment of distributions	19,724	195,522	8,923	97,881
Redeemed	(854,117)	(8,765,676)	(776,615)	(8,753,041)

Net change	(222,698)	$(2,374,685)	(262,558)	$(2,961,999)

Increase (decrease) from capital share transactions	(352,751)	$(3,913,509)	(805,111)	$(8,686,919)

105  |

Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	15,612,122	$186,297,906	20,840,756	$248,142,366
Issued in connection with the reinvestment of distributions	513,246	6,128,335	438,301	5,215,842
Redeemed	(11,137,817)	(132,584,098)	(10,214,288)	(121,563,216)

Net change	4,987,551	$59,842,143	11,064,769	$131,794,992

Class B
Issued from the sale of shares	67,643	$803,090	912,056	$10,801,235
Issued in connection with the reinvestment of distributions	12,997	154,932	11,626	138,181
Redeemed	(310,167)	(3,693,689)	(335,640)	(3,991,576)

Net change	(229,527)	$(2,735,667)	588,042	$6,947,840

Class C
Issued from the sale of shares	2,463,981	$29,387,942	2,478,244	$29,568,408
Issued in connection with the reinvestment of distributions	59,828	714,780	74,077	882,261
Redeemed	(2,044,375)	(24,403,572)	(3,083,387)	(36,752,240)

Net change	479,434	$5,699,150	(531,066)	$(6,301,571)

Class Y
Issued from the sale of shares	19,006,051	$227,577,207	11,014,945	$131,705,304
Issued in connection with the reinvestment of distributions	205,462	2,463,226	100,885	1,204,459
Redeemed	(11,948,359)	(142,880,346)	(8,080,128)	(96,465,164)

Net change	7,263,154	$87,160,087	3,035,702	$36,444,599

Increase (decrease) from capital share transactions	12,500,612	$149,965,713	14,157,447	$168,885,860

|  106

Report of Independent Registered Public

Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

107  |

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.40%
High Income	3.20%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2012, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond	$5,887,516
High Income	9,467,897
International Bond	303,804
Limited Term Government and Agency	810,952

Qualified Dividend Income.  For the fiscal year ended September 30, 2012 the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income

|  108

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

109  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

|  110

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

111  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trusts; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  112

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I; since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

113  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[6] (1960)	Trustee Since 2000 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of the Trusts. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[4]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

115  |

ANNUAL REPORT

September 30, 2012

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Value Fund

Portfolio Review page 1

Portfolio of Investments page 26

Financial Statements page 55

Notes to Financial Statements page 69

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Management Discussion

Managers:

Daniel J. Fuss, CFA, CIC

Warren Koontz, CFA, CIC

David Rolley, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of capital appreciation and current income

Strategy:

Invests 80% of its net assets in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

Symbols:

Class A	LGMAX
Class C	LGMCX
Class Y	LSWWX

Market Conditions

During the 12-month period ended September 30, 2012, global financial markets alternated between periods of risk appetite and risk aversion. The general shift in focus from slowing macroeconomic data to loose monetary policy measures aimed at sparking economic growth drove most equity markets higher for the period. Similarly, credit yield spreads (the difference between the yield offered by credit instruments and comparable maturity U.S. Treasury securities) tightened and higher-beta (higher risk/reward potential) fixed-income sectors, such as commercial mortgage-backed securities, emerging markets and, most notably, assets linked to the European debt saga, outperformed toward the end of the period.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles Global Equity and Income Fund returned 21.75% at net asset value. The fund performed in line with its primary benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 22.32% for the period. The fund outperformed its secondary benchmark, the Citigroup World Government Bond Index, which returned 3.29%. The fund’s return was higher than the 13.74% average return of funds in its peer group, the Morningstar World Allocation category.

Explanation of Fund Performance

Within the fund’s equity component, the consumer staples and information technology sectors were strong contributors to performance. The fund’s investment in Belgium-based Anheuser Busch InBev, a brewing company, drove results in consumer staples. The company continued to gain market share, announcing an agreement to buy a remaining share in Grupo Modelo, bolstering the company’s presence in the growing Mexican market. A significant position in U.S.-based Apple, the computer and electronic device maker, led performance in the information technology sector. Apple shares advanced strongly during the period on record profits stemming from robust demand for iPhone and iPad products.

1  |

Weak relative performance from the consumer discretionary sector was due primarily to an investment in Arcos Dorados, the Latin American franchisee for McDonald’s. The company reported disappointing profits and was hurt by concerns about economic slowdown and increasing competition in Brazil. In financials, a position in property developer China Overseas Land & Investment drove down relative results as there were increased concerns about slowing growth in China. Neither stock is in the benchmark.

Exposure to U.S. corporate bonds, which outpaced government bonds, drove performance in the fund’s fixed-income segment. The sector benefited from positive news out of Europe and the Federal Reserve’s mid-September announcement of a third round of large-scale bond purchases. In addition, an allocation to high-yield corporate bonds contributed favorably to performance. Selective positioning along the U.S. yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also boosted performance. From a currency perspective, underweight positions in the euro and Japanese yen and an overweight relative to the benchmark in the Mexican peso helped performance.

The fund’s bias toward U.S. local markets detracted from performance, as did a large underweight in European local markets. In addition, overweight positions in selected emerging market currencies such as the Brazilian real, Indian rupee and Indonesian rupiah, slightly detracted from relative results.

Outlook

Equity valuation indicators suggest stocks are currently attractively valued relative to history, and they have continued to be attractively valued relative to sovereign interest rates. We believe 2013 should be another year of slow, but positive, economic growth with expanding corporate earnings and favorable equity returns. Nevertheless, we recognize the ongoing challenges facing the euro zone and the U.S. economic recovery make the earnings outlook less robust and less predictable than it was previously. While equity valuations appear supportive and market liquidity remains plentiful in the wake of central bank intervention, global economic data remain weak. Furthermore, unexpected events can upset the balance, making for choppy equity markets. Strong year-to-date stock performance suggests a short-term pullback may be a possibility. We will view any selloff as an opportunity to add judiciously to our positions.

Within fixed income, we remain comfortable with selected emerging market securities and short- to medium-term corporate debt because we believe the “roll-down” effect (a type of return generated when the value of a bond moves toward par as it approaches maturity) likely will preserve capital in the low interest-rate environment we expect to prevail over the next two years.

|  2

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares1,6

September 30, 2002 through September 30, 2012

3  |

Average Annual Total Returns — September 30, 20126

	1 Year	5 Years	10 Years

Class A (Inception 2/1/06)[1]
NAV	21.75%	4.46%	11.38%
With 5.75% Maximum Sales Charge	14.74	3.23	10.73

Class C (Inception 2/1/06)[1]
NAV	20.83	3.69	10.56
With CDSC[2]	19.83	3.69	10.56

Class Y (Inception 5/1/96)
NAV	21.96	4.72	11.66

Comparative Performance
MSCI World Index[3]	22.32	-1.58	8.61
Citigroup World Government Bond Index[4]	3.29	6.45	6.71
Morningstar World Allocation Fund Avg.[5]	13.74	1.55	8.29

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to the inception of Class A and C shares (2/1/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A and C shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

4	Citigroup World Government Bond Index is an unmanaged index that includes the most significant and liquid government bond markets globally that carry at least an investment-grade rating.

5	Morningstar World Allocation Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

LOOMIS SAYLES GROWTH FUND

Management Discussion

Manager:

Aziz Hamzaogullari, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Symbols:

Class A	LGRRX
Class B	LGRBX
Class C	LGRCX
Class Y	LSGRX

Market Conditions

Most equity markets posted strong returns for the 12-month period ended September 30, 2012. Although many concerns persisted during the period, including the European sovereign debt crisis and slowing global economic growth, these factors did not hamper returns for most of the world’s equity markets.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles Growth Fund returned 24.22% at net asset value. The fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 29.19% for the period. The fund underperformed the 26.84% average return of funds in its peer group, the Morningstar Large Growth category.

Explanation of Fund Performance

The strong returns in the broad-based equity markets were difficult to keep pace with during the 12-month period. Stock selection in information technology, industrials and consumer staples sectors primarily accounted for the fund’s lagging performance relative to the benchmark, while an underweight position in energy and stock selection in the financials sector contributed positively to relative performance. Within the financials sector, a position in SEI Investments was among the leading contributors. SEI Investments is a leading wealth management and business processing outsourcer to global financial institutions. Over the past several quarters SEI has reported accelerating new sales growth driven by increasing demand in several business segments and has benefited from higher asset under administration and management levels. One segment showing increased new sales growth is SEI’s private banking, where SEI is introducing its new global wealth platform. We expect this platform to lead to increased growth and profitability over the next several years.

The information technology and industrials sectors were among the largest performance detractors during the period. While technology contributed positively to

5  |

the fund’s performance, including a position in Visa, which logged strong gains for the period, stock selection in the sector detracted from performance relative to the benchmark. In particular, a position in social media company Facebook hurt results. The stock’s weakness was driven primarily by uncertainty surrounding a shift toward more mobile usage, where Facebook has begun to monetize and increase its potential investments. We continue to believe Facebook is a high-quality company with significant growth opportunities given the unique attributes in terms of its platform and reach. In addition, exposure in industrials detracted on a relative basis. This was due in large part to Expeditors International of Washington, a logistics company. Shares declined after the company lowered its earnings expectations due to weaker-than-expected airfreight volumes. We view this as a temporary pullback based on the cyclical nature of Expeditors’ business. We remain confident in the company’s expertise, technology and network of regional centers that have created industry-leading competitive advantages.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term time horizon. The nature of the process creates a portfolio with lower turnover in which sector positioning is derived from our fundamental research. Despite the volatility in the market during the 12-month period, we remained focused on bottom-up company fundamentals. This approach led to overweight positions in the financials and information technology sectors and underweight positions in the industrials, consumer discretionary and materials sectors. We remain committed to our long-term investment approach.

|  6

LOOMIS SAYLES GROWTH FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2002 through September 30, 2012

7  |

Average Annual Total Returns — September 30, 20125

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
NAV	24.22%	-1.47%	5.96%
With 5.75% Maximum Sales Charge	17.07	-2.64	5.34

Class B (Inception 9/12/03)[1]
NAV	23.28	-2.15	5.17
With CDSC[2]	18.28	-2.55	5.17

Class C (Inception 9/12/03)[1]
NAV	23.28	-2.18	5.17
With CDSC[2]	22.28	-2.18	5.17

Class Y (Inception 5/16/91)
NAV	24.57	-1.10	6.33

Comparative Performance
Russell 1000® Growth Index[3]	29.19	3.24	8.41
Morningstar Large Growth Fund Avg.[4]	26.84	1.10	7.74

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES MID CAP GROWTH FUND

Management Discussion

Manager:

Philip C. Fine, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests 80% of its net assets in common stocks or other equity securities; focuses on stocks of companies that fall within the capitalization range of the companies included in the Russell Midcap Growth Index, but may invest in companies of any size.

Symbols:

Class A	LAGRX
Class C	LSACX
Class Y	LSAIX

Market Conditions

Ongoing concerns related to the sovereign debt crisis in Europe contributed to market volatility at the start of the period, but the European Central Bank’s December 2011 decision to open a low-interest-rate financing program for banks helped calm the markets. The U.S. economy continued to show signs of improvement during the first quarter of 2012, with increased strength in consumer spending and job growth. Beginning in the second quarter, however, all the major engines of global growth were struggling. In the United States, second-quarter economic growth decelerated as investment and consumption appeared constrained by the looming “fiscal cliff” of scheduled federal tax hikes and spending cuts. Meanwhile, Europe slipped into recession and China’s economy slowed dramatically.

Policy initiatives by the major central banks were among the most important events of the past 12 months. The European Central Bank took several steps to shore up its currency and banking system, while the Federal Reserve launched a third quantitative easing program in an effort to stimulate growth and employment and further drive down mortgage rates. These initiatives helped drive stocks higher during the period.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles Mid Cap Growth Fund returned 18.25% at net asset value. The fund underperformed its benchmark, the Russell Midcap® Growth Index, which returned 26.69% for the period. The fund also underperformed the 24.40% average return of funds in its peer group, the Morningstar Mid-Cap Growth category.

Explanation of Fund Performance

The fund lagged its benchmark during the period. The shortfall was primarily due to the fund’s positioning during the fourth quarter of 2011. The market rally that began in October 2011 was led by low-quality, high-volatility cyclical stocks. Unfortunately, the fund was defensively positioned when the markets advanced.

9  |

In particular, positions in the consumer discretionary, industrials, technology and materials sectors performed poorly relative to the benchmark.

In terms of individual stocks, a position in Lululemon Athletica, an athletic apparel retailer in the consumer discretionary sector, was among the fund’s weakest holdings. The company’s stock sold off after disappointing guidance on earnings for the second half of 2012 against very high expectations. A position in United Rentals, a provider of construction and maintenance equipment, was the top detractor in the industrials sector. The company reported disappointing revenues and utilization trends in the second quarter of 2012, and our stop-loss discipline triggered a review and a subsequent sell. A position in Green Mountain Coffee Roasters, the maker of the Keurig brewer and K-cup single-portion beverage packs, also dragged down results in the consumer staples sector. The company reported disappointing third quarter 2011 revenues, resulting from inventory destocking at grocery and club retail stores. Additionally, a poorly timed investment in Alpha Natural Resources in late 2011 detracted from performance in the energy sector. The coal company reported a weak quarter due to rising costs, falling commodity prices and headwinds from a stronger dollar. Our stop-loss discipline caused us to review the stock. We proceeded to sell the position.

The healthcare sector made the greatest contribution to the fund’s returns. In particular, the biotechnology industry, which was the fund’s biggest overweight, accounted for much of the positive performance. Positions in Alexion, whose lead drug combats a potentially fatal blood disorder, and Medivation, which recently launched a drug for metastatic prostate cancer, were leading performers. Although the fund failed to keep pace with the benchmark in industrials, the sector delivered strong returns for the fund, led by positions in Transdigm Group, which designs and produces components for commercial and military aircraft, and Kansas City Southern, a rail transportation company. Transdigm consistently exceeded expectations during the past year, while growing its revenues organically and through acquisitions. Kansas City Southern benefited from the cyclical manufacturing recovery in the United States, the “near sourcing” of manufacturing in Mexico and increased container traffic through the port of Lazaro Cardenas.

During the period, the fund held options (puts and calls) on several exchange-traded funds (ETFs) and one individual stock, primarily for hedging purposes. In addition, we bought calls on an ETF to increase the fund’s exposure to volatility during the initial stages of the late-2011 market rally. While these instruments behaved as expected, the combined returns had a negative impact on performance.

Outlook

Equity valuation measures suggest stocks are attractively valued relative to history, and they have continued to be attractively valued relative to sovereign interest rates. We believe 2013 should be another year of slow, but positive, economic growth with expanding corporate earnings and favorable equity returns. Nevertheless, we recognize the ongoing challenges facing the euro zone and the U.S. economic recovery make the earnings outlook less robust and less predictable than it was previously. While equity valuations appear supportive, U.S. economic data reflect sluggish growth. Furthermore, unexpected events can upset the balance, making for choppy equity markets. Strong year-to-date stock performance suggests a short-term pullback may be a possibility. We will view any selloff as an opportunity to add judiciously to fund positions.

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LOOMIS SAYLES MID CAP GROWTH FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2002 through September 30, 2012

11  |

Average Annual Total Returns — September 30, 20125

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
NAV	18.25%	1.45%	10.67%
With 5.75% Maximum Sales Charge	11.44	0.25	10.02

Class C (Inception 2/2/09)[1]
NAV	17.34	0.68	9.82
With CDSC[2]	16.34	0.68	9.82

Class Y (Inception 12/31/96)
NAV	18.53	1.71	10.95

Comparative Performance
Russell Midcap® Growth Index[3]	26.69	2.54	11.11
Morningstar Mid-Cap Growth Avg.[4]	24.40	1.34	9.43

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to 2/1/09, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/2/09), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares. The fund revised its investment strategies on 2/1/07; performance may have been different had the current strategies been in place for all periods shown.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

Russell Midcap® Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

4	Morningstar Mid-Cap Growth Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES VALUE FUND

Management Discussion

Managers:

Arthur Barry, CFA

James L. Carroll, CFA

Warren N. Koontz, CFA, CIC

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital and income

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants.

Symbols:

Class A	LSVRX
Class B	LSVBX
Class C	LSCVX
Class Y	LSGIX
Admin Class	LSAVX

Market Conditions

U.S. equities rallied off the market low of October 3, 2011, the first trading day of the fund’s fiscal year. Market sentiment was at its low point at that time, primarily due to the European banking and sovereign debt crises and mounting economic concerns in the United States. Equities rallied as various measures to delay or postpone the debt crisis in Europe emerged, and economic prospects in the United States appeared to strengthen relative to cautious expectations. Market leadership changed many times during the year, as investors rotated between having an appetite for risk and an aversion to risk, between large cap and small cap stocks and also between the growth and value styles. Ultimately, all segments of the market posted strong returns for the 12-month period.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles Value Fund returned 31.71% at net asset value. The fund outperformed its benchmark, the Russell 1000® Value Index, which returned 30.92% for the period. The fund also outperformed the 27.19% average return of funds in its peer group, the Morningstar Large Value category.

Explanation of Fund Performance

Stock selection delivered positive returns for the fund, with financials, healthcare and consumer discretionary segments having the biggest impact on the fund’s overall results. The healthcare and information technology sectors were among the best performers relative to the benchmark.

A significant position in Comcast, a provider of cable television, high-speed Internet and telephone services, aided results, as subscriber growth and profitability continued to beat expectations. In addition, a position in natural gas producer El Paso Corporation boosted returns. In the fourth quarter of 2011, Kinder Morgan agreed to acquire El Paso in a friendly deal. The fund’s overweight in Merck, a pharmaceutical company, also contributed favorably to performance. The company

13  |

had a solid year due to a strong late-stage pipeline of drugs and management’s commitment to return cash to shareholders.

By contrast, a position in Alcatel Lucent, a global communications provider, detracted from results. The company struggled due to a combination of poor operational performance and worsening end markets. With decreasing confidence in management’s ability to execute the turnaround, we exited the position in late 2011. In addition, a position in Exelon, a utility company, dragged down results. We began to sell Exelon shares as declining natural gas prices were eroding its earnings power and cash flow. We exited the position late in the period. The fund’s position in Texas Instruments, a semiconductor company, also detracted from performance. Difficulties navigating the smartphone and tablet markets led to poor performance, but we believe the company is addressing the situation, and we continue to hold the shares.

Outlook

Equity valuation measures suggest stocks are attractively valued relative to history, and they have continued to be attractively valued relative to sovereign interest rates. We believe 2013 should be another year of slow, but positive, economic growth with expanding corporate earnings and favorable equity returns. Nevertheless, we recognize the ongoing challenges facing the euro zone and the U.S. economic recovery make the earnings outlook less robust and less predictable than it was previously. While equity valuations appear supportive, U.S. economic data reflect sluggish growth. Furthermore, unexpected events can upset the balance, making for choppy equity markets. Strong year-to-date stock performance suggests a short-term pullback may be a possibility. We will view any selloff as an opportunity to add judiciously to fund positions.

|  14

LOOMIS SAYLES VALUE FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2002 through September 30, 2012

15  |

Average Annual Total Returns — September 30, 20125

	1 Year	5 Years	10 Years

Class A (Inception 6/30/06)[1]
NAV	31.71%	-0.22%	8.97%
With 5.75% Maximum Sales Charge	24.13	-1.40	8.32

Class B (Inception 6/1/07)[1]
NAV	30.79	-0.97	8.07
With CDSC[2]	25.79	-1.34	8.07

Class C (Inception 6/1/07)[1]
NAV	30.78	-0.96	8.08
With CDSC[2]	29.78	-0.96	8.08

Class Y (Inception 5/13/91)
NAV	32.05	0.08	9.28

Admin Class (Inception 2/1/10)[1]
NAV	31.43	-0.48	8.66

Comparative Performance
Russell 1000® Value Index[3]	30.92	-0.90	8.17
Morningstar Large Value Fund Avg.[4]	27.19	-0.88	7.36

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (6/30/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and higher forecasted growth values.

4	Morningstar Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,016.70	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.11
Class C
Actual	$1,000.00	$1,012.60	$9.86
Hypothetical (5% return before expenses)	$1,000.00	$1,015.20	$9.87
Class Y
Actual	$1,000.00	$1,017.20	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85

*	Expenses are equal to the Fund's annualized expense ratio: 1.21%, 1.96% and 0.96% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,026.90	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20
Class B
Actual	$1,000.00	$1,025.30	$9.01
Hypothetical (5% return before expenses)	$1,000.00	$1,016.10	$8.97
Class C
Actual	$1,000.00	$1,023.50	$9.00
Hypothetical (5% return before expenses)	$1,000.00	$1,016.10	$8.97
Class Y
Actual	$1,000.00	$1,028.30	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94

*	Expenses are equal to the Fund's annualized expense ratio: 1.03%, 1.78%, 1.78% and 0.78% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES MID CAP GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$991.70	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31
Class C
Actual	$1,000.00	$988.00	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08
Class Y
Actual	$1,000.00	$993.00	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

19  |

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,045.60	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95
Class B
Actual	$1,000.00	$1,042.30	$8.83
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
Class C
Actual	$1,000.00	$1,041.90	$8.83
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
Class Y
Actual	$1,000.00	$1,047.10	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69
Admin Class
Actual	$1,000.00	$1,044.70	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16

*	Expenses are equal to the Fund's annualized expense ratio: 0.98%, 1.73%, 1.73%, 0.73% and 1.22% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for

21  |

various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the

|  22

underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or peer groups and (3) that the Fund’s performance, although lagging in certain recent periods, was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2011, all four of the Funds included in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps for each Fund other than those for which current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance

23  |

of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions.

|  24

The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund

Shares	Description	Value (†)
Common Stocks — 65.4% of Net Assets
	Argentina — 0.9%
574,197	Arcos Dorados Holdings, Inc., Class A	$8,859,860

	Belgium — 1.4%
148,057	Anheuser-Busch InBev NV	12,666,076

	Brazil — 3.8%
503,400	Cia Hering	11,380,354
640,500	Mills Estruturas e Servicos de Engenharia S.A.	9,257,196
358,000	Natura Cosmeticos S.A.	9,756,813
518,500	Qualicorp, S.A.(b)	5,064,151

		35,458,514

	Canada — 0.7%
142,485	Potash Corp. of Saskatchewan, Inc.	6,186,699

	Chile — 2.4%
144,445	Banco Santander Chile, ADR	10,579,152
1,193,724	S.A.C.I. Falabella	12,029,094

		22,608,246

	China — 2.0%
76,811	Baidu, Inc., Sponsored ADR(b)	8,973,061
879,500	China Mobile Ltd.	9,778,413

		18,751,474

	Denmark — 0.8%
49,587	Novo Nordisk A/S, Class B	7,803,698

	France — 1.6%
172,688	Sanofi	14,778,030

	Germany — 0.9%
81,816	Siemens AG, (Registered)	8,183,280

	Hong Kong — 0.6%
1,796,000	Hang Lung Properties Ltd.	6,115,163

	Japan — 1.3%
73,200	FANUC Corp.	11,782,143

	Mexico — 1.0%
4,778,000	Genomma Lab Internacional S.A. de CV, Class B(b)	9,246,604

	Netherlands — 2.4%
926,754	DE Master Blenders 1753 NV(b)	11,175,449
164,525	Royal Dutch Shell PLC, ADR	11,419,680

		22,595,129

	Russia — 0.9%
244,594	Mail.ru Group Ltd., GDR, 144A(c)	8,154,764

	Sweden — 2.4%
440,572	Atlas Copco AB, Class A	10,294,569
889,570	Elekta AB, Class B	11,744,289

		22,038,858

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
	United Kingdom — 8.5%
403,016	Antofagasta PLC	$8,242,478
521,044	BG Group PLC	10,543,172
226,684	British American Tobacco PLC	11,647,786
285,851	Burberry Group PLC	4,628,511
633,870	Diageo PLC	17,848,601
533,148	Standard Chartered PLC	12,080,544
4,748,441	Vodafone Group PLC	13,493,313

		78,484,405

	United States — 33.8%
159,998	ACE Ltd.	12,095,849
252,334	American Express Co.	14,347,711
30,391	Apple, Inc.	20,278,699
275,679	AT&T, Inc.	10,393,098
735,298	Calpine Corp.(b)	12,720,656
98,824	Caterpillar, Inc.	8,502,817
275,521	CenturyLink, Inc.	11,131,048
541,347	Citigroup, Inc.	17,712,874
354,330	Coca-Cola Enterprises, Inc.	11,079,899
237,627	CVS Caremark Corp.	11,505,899
265,704	FMC Technologies, Inc.(b)	12,302,095
87,160	Genesee & Wyoming, Inc., Class A(b)	5,827,518
24,235	Google, Inc., Class A(b)	18,285,308
955	Hawaiian Telcom Holdco, Inc.(b)	16,932
117,934	Jones Lang LaSalle, Inc.	9,004,261
366,486	Microsoft Corp.	10,913,953
182,708	National Fuel Gas Co.	9,873,540
192,673	National Oilwell Varco, Inc.	15,435,034
557,067	Oracle Corp.	17,542,040
254,051	PNC Financial Services Group, Inc.	16,030,618
139,898	Praxair, Inc.	14,532,604
47,776	Precision Castparts Corp.	7,803,732
18,329	Priceline.com, Inc.(b)	11,340,702
170,086	QUALCOMM, Inc.	10,628,674
185,510	Schlumberger Ltd.	13,417,938
334,561	Texas Instruments, Inc.	9,217,156
26,818	Vertex Pharmaceuticals, Inc.(b)	1,500,467

		313,441,122

	Total Common Stocks (Identified Cost $563,863,006)	607,154,065

Principal Amount (‡)
Bonds and Notes — 26.5%
Non-Convertible Bonds — 25.7%
	Argentina — 0.1%
$634,759	Argentina Government International Bond, 8.280%, 12/31/2033	498,285
170,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	155,550

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Argentina — continued
$500,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	$426,250

		1,080,085

	Australia — 0.2%
1,200,000	Macquarie Bank Ltd., 5.000%, 2/22/2017, 144A	1,281,720
500,000	Macquarie Bank Ltd., 6.625%, 4/07/2021, 144A	535,050
235,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	275,572
155,000	Sydney Airport Finance Co., 5.125%, 2/22/2021, 144A	168,037

		2,260,379

	Belgium — 0.1%
350,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	685,403

	Brazil — 1.2%
600,000	Banco BTG Pactual, S.A., 5.750%, 9/28/2022, 144A	607,500
400,000	Banco Santander Brasil S.A., 4.500%, 4/06/2015, 144A	410,500
600,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	618,000
1,809,743	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	943,268
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	848,000
654,212(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 8/15/2014, (BRL)	343,434
523,369(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	279,160
1,115(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	561,087
600,000	BRF - Brazil Foods S.A., 5.875%, 6/06/2022, 144A	655,500
400,000	CSN Resources S.A., 6.500%, 7/21/2020, 144A	431,000
450,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	480,375
300,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	326,250
100,000	LPG International, Inc., 7.250%, 12/20/2015	110,750
100,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	82,650
194,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	218,153
500,000	Odebrecht Finance Ltd., 6.000%, 4/05/2023, 144A	555,000
600,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	540,000
2,400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	1,243,063
320,000	Petrobras International Finance Co., 5.375%, 1/27/2021	360,567
300,000	Petrobras International Finance Co., 6.875%, 1/20/2040	375,582
350,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	201,998
129,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	135,450
536,000	Vale Overseas Ltd., 6.875%, 11/21/2036	620,623
400,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	431,000

		11,378,910

	Canada — 0.6%
2,880,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(d)	3,094,674
650,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	671,944
465,000	Pacific Rubiales Energy Corp., 7.250%, 12/12/2021, 144A	546,375
100,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	114,572
600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	697,779

		5,125,344

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — 0.3%
$1,450,000	Banco de Credito e Inversiones, 3.000%, 9/13/2017, 144A	$1,447,868
250,000,000	Banco Santander Chile, 6.500%, 9/22/2020, 144A, (CLP)	511,226
200,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	208,844
250,000	E.CL S.A., 5.625%, 1/15/2021, 144A	279,566

		2,447,504

	China — 0.0%
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	433,744

	Colombia — 0.2%
400,000	Banco Davivienda S.A., 5.875%, 7/09/2022, 144A	412,600
555,000	Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	563,325
435,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	273,142
1,300,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	809,062
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	136,806
40,000	Republic of Colombia, 8.125%, 5/21/2024	59,700

		2,254,635

	Czech Republic — 0.0%
400,000	CEZ AS, 4.250%, 4/03/2022, 144A	425,912

	France — 0.1%
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	359,490
150,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	203,314

		562,804

	Germany — 0.0%
185,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	272,061

	Hong Kong — 0.2%
600,000	Bank of East Asia Ltd., EMTN, (fixed rate to 5/04/2017, variable rate thereafter), 6.375%, 5/04/2022	670,620
400,000	Hutchison Whampoa International 11 Ltd., 3.500%, 1/13/2017, 144A	424,271
400,000	Noble Group Ltd., 6.750%, 1/29/2020, 144A	424,000

		1,518,891

	Hungary — 0.0%
200,000	Hungary Government International Bond, 6.375%, 3/29/2021	217,760

	Iceland — 0.1%
1,000,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	1,090,000

	India — 0.3%
200,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	197,765
1,400,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	1,400,000
700,000	State Bank of India/London, 4.125%, 8/01/2017, 144A	716,061

		2,313,826

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Indonesia — 0.1%
$200,000	Adaro Indonesia PT, 7.625%, 10/22/2019, 144A	$220,000
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	459,692
781,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	107,642

		787,334

	Ireland — 0.0%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	186,576

	Italy — 0.4%
250,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	273,073
500,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)	512,542
1,515,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 8/01/2018, (EUR)	1,979,090
400,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)	516,210
125,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	110,625
10,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	9,125
100,000	Telecom Italia SpA, EMTN, 5.375%, 1/29/2019, (EUR)	132,687

		3,533,352

	Korea — 0.8%
8,000,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	198,279
400,000	Hana Bank, 4.000%, 11/03/2016, 144A	431,018
600,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	627,396
600,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	645,360
600,000	Industrial Bank of Korea, 2.375%, 7/17/2017, 144A	609,887
400,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	420,678
400,000	Korea Finance Corp., 4.625%, 11/16/2021	451,954
400,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	420,296
2,700,000,000	Korea Treasury Bond, 5.000%, 9/10/2014, (KRW)	2,528,229
250,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	260,488
400,000	Shinhan Bank, 4.375%, 7/27/2017, 144A	440,120
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	172,962
200,000	Woori Bank, 5.875%, 4/13/2021, 144A	231,769

		7,438,436

	Latvia — 0.1%
600,000	Republic of Latvia, 5.250%, 2/22/2017, 144A	660,000

	Luxembourg — 0.1%
400,000	ArcelorMittal, 7.000%, 3/01/2041	359,599
400,000	VTB Bank OJSC, 6.000%, 4/12/2017, 144A	416,840

		776,439

	Malaysia — 0.1%
1,750,000	Malaysia Government Bond, 3.434%, 8/15/2014, (MYR)	576,193
1,000,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	339,426

		915,619

	Mexico — 1.4%
7,000,000	America Movil SAB de CV, 3.500%, 2/08/2015, (CNY)	1,114,938
195,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	120,900
145,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	89,900

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mexico — continued
$600,000	BBVA Bancomer S.A., 6.750%, 9/30/2022, 144A	$655,500
700,000	Corporacion GEO SAB de CV, 9.250%, 6/30/2020, 144A	721,000
600,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	612,000
94,000(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	795,358
668,400(††††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	5,843,753
74,000(††††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	628,362
88,000(††††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	806,518
65,000(††††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	710,189
80,000(††††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	776,708

		12,875,126

	Netherlands — 0.1%
200,000	EADS Finance BV, EMTN, 4.625%, 8/12/2016, (EUR)	289,126
200,000	Indosat Palapa Co. BV, 7.375%, 7/29/2020, 144A	227,000
400,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	440,676
100,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	113,250
50,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	66,180
200,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	237,117

		1,373,349

	New Zealand — 0.1%
1,000,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	993,822

	Norway — 0.3%
475,000	Eksportfinans ASA, 2.000%, 9/15/2015	444,125
3,335,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	653,425
6,360,000	Norwegian Government Bond, 4.500%, 5/22/2019, (NOK)	1,299,443

		2,396,993

	Oman — 0.0%
200,000	MBPS Finance Co., 11.250%, 11/15/2015, 144A	177,000

	Panama — 0.0%
300,000	Banco Latinoamericano de Comercio Exterior, S.A., 3.750%, 4/04/2017, 144A	311,250

	Philippines — 0.1%
30,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	799,173

	Poland — 0.2%
2,200,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	702,511
95,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	105,606
800,000	Poland Government International Bond, 3.000%, 3/17/2023	786,160

		1,594,277

	Russia — 0.0%
200,000	Gazprom OAO Via Gaz Capital S.A., 4.950%, 5/23/2016, 144A	211,754

	Singapore — 0.6%
1,200,000	DBS Bank Ltd., (fixed rate to 9/21/2017, variable rate thereafter), 3.625%, 9/21/2022, 144A	1,233,048
3,355,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	2,751,636
345,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	285,255

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Singapore — continued
605,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	$530,458
770,000	Singapore Government Bond, 2.500%, 6/01/2019, (SGD)	693,512
150,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	156,750

		5,650,659

	South Africa — 0.3%
650,000	AngloGold Ashanti Holdings PLC, 5.125%, 8/01/2022	661,913
450,000	Edcon Proprietary Ltd., 3.502%, 6/15/2014, (EUR)(e)	537,793
130,000	Edcon Proprietary Ltd., 3.502%, 6/15/2014, 144A, (EUR)(e)	155,363
285,000	Republic of South Africa, EMTN, 4.500%, 4/05/2016, (EUR)	400,116
700,000	Transnet SOC Ltd., 4.000%, 7/26/2022, 144A	711,550

		2,466,735

	Spain — 0.2%
1,600,000	Spain Government Bond, 4.200%, 1/31/2037, (EUR)	1,450,618
550,000	Spain Government Bond, 4.250%, 10/31/2016, (EUR)	693,419

		2,144,037

	Supranationals — 0.3%
840,000	Central American Bank for Economic Integration, 3.875%, 2/09/2017, 144A	888,658
1,115,000	Corp Andina de Fomento, 4.375%, 6/15/2022	1,209,225
305,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	360,617
400,000,000	International Bank for Reconstruction & Development, GMTN, 2.300%, 2/26/2013, (KRW)	359,106

		2,817,606

	Sweden — 0.2%
1,000,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	1,003,000
2,450,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	477,916

		1,480,916

	Turkey — 0.5%
600,000	Akbank TAS, 5.125%, 7/22/2015, 144A	620,250
600,000	Export Credit Bank of Turkey, 5.375%, 11/04/2016, 144A	643,500
1,200,000	Turkey Government Bond, Zero Coupon, 5/15/2013, (TRY)	639,210
1,120,000	Turkey Government Bond, 9.000%, 3/08/2017, (TRY)	654,333
1,200,000	Turkey Government International Bond, 5.125%, 3/25/2022	1,321,500
600,000	Turkiye Garanti Bankasi A.S., 4.000%, 9/13/2017, 144A	600,360
600,000	Yapi ve Kredi Bankasi Via Unicredit Luxembourg S.A., 5.188%, 10/13/2015, 144A	615,000

		5,094,153

	United Arab Emirates — 0.1%
600,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	654,900
200,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	225,000

		879,900

	United Kingdom — 0.5%
600,000	Anglo American Capital PLC, 2.625%, 9/27/2017, 144A	602,040
410,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	377,653

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — continued
$250,000	BAT International Finance PLC, 3.250%, 6/07/2022, 144A	$256,544
150,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	288,616
60,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	112,398
150,000	Imperial Tobacco Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	290,106
400,000	Old Mutual PLC, EMTN, 8.000%, 6/03/2021, (GBP)	705,183
100,000	Rexam PLC, EMTN, 4.375%, 3/15/2013, (EUR)	130,109
250,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	353,575
730,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	1,238,628
250,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	498,595

		4,853,447

	United States — 15.5%
425,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	278,375
15,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	9,750
975,000	Alcoa, Inc., 5.900%, 2/01/2027	1,019,444
1,325,000	Ally Financial, Inc., 5.500%, 2/15/2017	1,385,000
257,000	Ally Financial, Inc., 6.750%, 12/01/2014	274,990
55,000	Ally Financial, Inc., 7.500%, 12/31/2013	58,025
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	145,125
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,014,848
720,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	881,100
60,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	62,704
18,056	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	17,244
925,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	942,945
145,000	Avnet, Inc., 6.000%, 9/01/2015	158,698
1,820,000	Ball Corp., 5.000%, 3/15/2022	1,906,450
200,000	Bank of America Corp., 5.490%, 3/15/2019	217,893
450,000	Bank of America Corp., (fixed rate to 5/06/2014, variable rate thereafter), 4.750%, 5/06/2019, (EUR)	531,143
115,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	126,406
15,000	Boston Scientific Corp., 5.125%, 1/12/2017	16,805
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	5,355
15,000	Boston Scientific Corp., 6.400%, 6/15/2016	17,364
1,415,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	1,436,613
1,995,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,251,357
510,000	CenturyLink, Inc., 7.650%, 3/15/2042	543,360
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	59,100
605,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	639,863
20,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	20,625
95,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	100,225
2,300,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	2,449,500
750,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	638,272
568,224	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	602,318
80,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class AM, 5.869%, 9/15/2040	75,799
190,000	CSX Corp., 6.250%, 3/15/2018	233,016

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$265,000	Cummins, Inc., 5.650%, 3/01/2098	$277,328
243,858	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	263,367
234,054	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	240,209
42,000	Dillard’s, Inc., 6.625%, 1/15/2018	44,310
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	49,750
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,270
250,000	Exelon Corp., 4.900%, 6/15/2015	274,793
150,000	Foot Locker, Inc., 8.500%, 1/15/2022	165,750
25,000	Ford Motor Co., 6.375%, 2/01/2029	27,225
50,000	Ford Motor Co., 6.625%, 2/15/2028	54,068
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,350,952
40,000	Ford Motor Co., 7.125%, 11/15/2025	45,200
835,000	Ford Motor Co., 7.450%, 7/16/2031	1,038,531
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,763
1,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	1,091,723
2,250,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,378,340
845,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	946,400
905,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	968,350
28,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	29,050
45,000	General Electric Capital Corp., 5.625%, 5/01/2018	53,069
600,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%, 12/15/2049	668,652
900,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	801,297
750,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	818,576
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,346,810
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	138,977
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	237,813
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	465,935
200,000	Gerdau Holdings, Inc., 7.000%, 1/20/2020, 144A	231,000
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,458,592
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	82,576
3,045,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	3,227,700
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	165,412
410,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	469,279
20,000	HCA, Inc., 5.750%, 3/15/2014	21,000
90,000	HCA, Inc., 6.375%, 1/15/2015	96,975
225,000	HCA, Inc., 7.050%, 12/01/2027	212,625
245,000	HCA, Inc., 7.190%, 11/15/2015	268,275
90,000	HCA, Inc., 7.500%, 12/15/2023	90,900
250,000	HCA, Inc., 7.500%, 11/06/2033	245,000
1,500,000	HCA, Inc., 7.690%, 6/15/2025	1,522,500
395,000	HCA, Inc., 8.360%, 4/15/2024	413,762
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	195,975
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	74,437
585,000	Hercules, Inc., 6.500%, 6/30/2029	535,275
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	515,911
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	121,899

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$80,000	International Lease Finance Corp., 5.875%, 4/01/2019	$84,823
1,620,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,741,500
1,670,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	1,722,187
70,000	iStar Financial, Inc., 5.850%, 3/15/2017	66,500
405,000	iStar Financial, Inc., 5.875%, 3/15/2016	390,825
145,000	iStar Financial, Inc., 6.050%, 4/15/2015	142,100
1,235,000	iStar Financial, Inc., 8.625%, 6/01/2013	1,272,050
35,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	35,044
950,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	950,000
5,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	4,750
64,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	52,240
15,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	14,288
10,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	8,963
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,263
370,000	Jefferies Group, Inc., 3.875%, 11/09/2015	372,312
665,000	Jefferies Group, Inc., 5.125%, 4/13/2018	674,975
1,030,000	Jefferies Group, Inc., 6.250%, 1/15/2036	1,019,700
685,000	Jefferies Group, Inc., 6.450%, 6/08/2027	702,125
1,410,000	Jefferies Group, Inc., 6.875%, 4/15/2021	1,517,512
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	12,450
260,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	240,500
1,665,000	KB Home, 8.000%, 3/15/2020	1,843,987
190,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	193,800
15,000	Lennar Corp., Series B, 5.500%, 9/01/2014	15,750
1,090,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,160,850
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	59,950
135,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	136,350
1,435,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	1,549,800
30,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	33,300
165,000	Masco Corp., 6.500%, 8/15/2032	170,863
865,000	Masco Corp., 7.750%, 8/01/2029	913,803
600,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	655,575
2,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	2,864,346
310,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	337,900
310,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(f)	241,800
410,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(f)	369,000
230,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	381,762
2,500,000	Morgan Stanley, 5.750%, 1/25/2021	2,744,127
500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	549,429
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	675,095
100,000	Morgan Stanley, Series F, MTN, 0.905%, 10/18/2016(e)	92,937
1,382,000	New Albertson’s, Inc., 7.450%, 8/01/2029	770,465
100,000	New Albertson’s, Inc., 7.750%, 6/15/2026	61,250
3,450,000	New Albertson’s, Inc., 8.000%, 5/01/2031	2,035,500
1,965,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,166,719
155,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	83,700

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$15,000	News America, Inc., 6.400%, 12/15/2035	$18,587
486,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	487,822
250,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(f)(g)	32,500
155,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	155,000
2,475,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	2,821,500
35,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(g)	37,188
565,000	Owens Corning, Inc., 6.500%, 12/01/2016	634,448
535,000	Owens Corning, Inc., 7.000%, 12/01/2036	587,039
40,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	46,100
47,000	Pulte Group, Inc., 5.200%, 2/15/2015	49,820
540,000	Pulte Group, Inc., 6.000%, 2/15/2035	488,700
785,000	Pulte Group, Inc., 6.375%, 5/15/2033	730,050
220,000	Pulte Group, Inc., 7.875%, 6/15/2032	228,800
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,525,163
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	685,884
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	441,508
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	65,152
560,000	Qwest Corp., 6.875%, 9/15/2033	567,000
115,000	Qwest Corp., 7.250%, 9/15/2025	140,845
1,155,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	1,172,325
500,000	Range Resources Corp., 5.000%, 8/15/2022	527,500
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	798,889
403,000	Residential Capital LLC, 9.625%, 5/15/2015(g)	403,504
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	96,834
20,000	Reynolds American, Inc., 7.250%, 6/15/2037	25,283
400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.875%, 8/15/2019	425,500
655,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	645,175
855,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	748,125
1,600(†††††)	SLM Corp., 6.000%, 12/15/2043	37,985
120,000	SLM Corp., MTN, 5.050%, 11/14/2014	126,661
1,130,000	SLM Corp., MTN, 7.250%, 1/25/2022	1,265,600
10,000	SLM Corp., Series A, MTN, 0.751%, 1/27/2014(e)	9,711
228,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	236,265
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	10,016
115,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	116,457
65,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	68,463
2,560,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	2,416,640
625,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	732,011
400,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	345,248
100,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	100,000
300,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	269,436
330,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	328,350
595,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	505,750
294,000	Sprint Capital Corp., 6.875%, 11/15/2028	270,480
420,000	Sprint Capital Corp., 6.900%, 5/01/2019	435,750
110,000	Sprint Capital Corp., 8.750%, 3/15/2032	113,850

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$26,000	Sprint Nextel Corp., 6.000%, 12/01/2016	$26,780
1,360,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,217,200
250,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	322,837
820,000	Textron, Inc., 5.950%, 9/21/2021	957,170
1,431,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,284,322
3,150,000	TXU Corp., Series P, 5.550%, 11/15/2014	2,535,750
2,570,000	TXU Corp., Series Q, 6.500%, 11/15/2024	1,529,150
30,000	TXU Corp., Series R, 6.550%, 11/15/2034	16,350
7,795,000	U.S. Treasury Note, 0.250%, 2/15/2015(d)	7,790,128
9,200,000	U.S. Treasury Note, 0.375%, 6/30/2013	9,213,653
1,100,000	U.S. Treasury Note, 0.750%, 3/31/2013	1,103,266
12,500,000	U.S. Treasury Note, 0.750%, 6/30/2017	12,594,725
356,741	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	411,144
1,735,000	United States Steel Corp., 6.650%, 6/01/2037	1,457,400
770,000	United States Steel Corp., 7.500%, 3/15/2022	760,375
295,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	323,025
140,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	148,050
75,000	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	77,250
50,000	USG Corp., 6.300%, 11/15/2016	50,500
230,000	USG Corp., 9.750%, 1/15/2018	248,400
110,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	112,200
5,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	5,302
110,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	119,582
415,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	423,300
85,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	149,345
100,000	Wells Fargo & Co., Series F, EMTN, 4.875%, 11/29/2035, (GBP)	159,206
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	65,045
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	373,790
125,000	Xerox Corp., 6.750%, 2/01/2017	147,434
20,000	Xerox Corp., MTN, 7.200%, 4/01/2016	23,264
250,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	329,294

		143,946,629

	Uruguay — 0.2%
4,229,669	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	224,930
5,370,034	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	308,523
18,640,703	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	1,038,564

		1,572,017

	Venezuela — 0.1%
800,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	494,000

	Total Non-Convertible Bonds (Identified Cost $223,391,690)	238,497,857

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.7%
	United States — 0.7%
$350,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	$260,531
285,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	255,966
135,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	128,503
185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	194,250
125,000	Ford Motor Co., 4.250%, 11/15/2016	172,422
745,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(h)	738,947
1,125,000	Intel Corp., 3.250%, 8/01/2039	1,386,562
215,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(f)	260,016
2,200,000	Old Republic International Corp., 3.750%, 3/15/2018	2,189,000
375,000	Omnicare, Inc., 3.750%, 12/15/2025	529,687
610,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	597,800
90,000	Trinity Industries, Inc., 3.875%, 6/01/2036	92,981

	Total Convertible Bonds (Identified Cost $6,215,725)	6,806,665

Municipals — 0.1%
	United States — 0.1%
415,000	State of Illinois, 5.100%, 6/01/2033	402,201
135,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(f)	91,621

	Total Municipals (Identified Cost $450,487)	493,822

	Total Bonds and Notes (Identified Cost $230,057,902)	245,798,344

Senior Loans — 0.6%
	United States — 0.6%
4,215,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(e)	4,225,748
1,270,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(e)	1,284,288
46,909	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(e)	30,647

	Total Senior Loans (Identified Cost $5,426,007)	5,540,683

Shares
Preferred Stocks — 0.4%
Convertible Preferred Stocks — 0.3%
	United States — 0.3%
71,820	General Motors Co., Series B, 4.750%	2,677,449
820	Lucent Technologies Capital Trust I, 7.750%	475,600

	Total Convertible Preferred Stocks (Identified Cost $3,969,958)	3,153,049

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
Non-Convertible Preferred Stock — 0.1%
	United States — 0.1%
682	Ally Financial, Inc., Series G, 7.000% 144A (Identified Cost $145,366)	$637,990

	Total Preferred Stocks (Identified Cost $4,115,324)	3,791,039

Principal Amount (‡)
Short-Term Investments — 6.9%
$18,478	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $18,478 on 10/01/2012 collateralized by $15,000 U.S. Treasury Bond, 5.250% due 2/15/2029 valued at $21,132 including accrued interest (Note 2 of Notes to Financial Statements)	18,478
63,621,556	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $63,621,609 on 10/01/2012 collateralized by $20,955,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $22,002,750; $37,260,000 U.S. Treasury Bond, 3.500% due 2/15/2018 valued at $42,895,575 including accrued interest (Note 2 of Notes to Financial Statements)	63,621,556

	Total Short-Term Investments (Identified Cost $63,640,034)	63,640,034

	Total Investments — 99.8% (Identified Cost $867,102,273)(a)	925,924,165
	Other assets less liabilities — 0.2%	1,753,964

	Net Assets — 100.0%	$927,678,129

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $868,209,507 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$73,827,950
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,113,292)

	Net unrealized appreciation	$57,714,658

(b)	Non-income producing security.
(c)	Fair valued security by the Fund’s investment adviser. At September 30, 2012, the value of this security amounted to $8,154,764 or 0.9% of net assets.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(e)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(f)	Illiquid security. At September 30, 2012, the value of these securities amounted to $994,937 or 0.1% of net assets.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $58,970,275 or 6.4% of net assets.
ADR/ GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
OJSC	Open Joint-Stock Company

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
UYU	Uruguayan Peso

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/19/2012	Australian Dollar	700,000	$721,327	$3,824
Buy[1]	11/06/2012	Brazilian Real	1,000,000	491,058	7,966
Buy[1]	11/13/2012	Brazilian Real	980,000	480,874	(4,515)
Buy[1]	12/21/2012	Brazilian Real	1,280,000	624,985	14,006
Buy[2]	12/21/2012	Malaysian Ringgit	1,250,000	406,642	375
Sell[3]	10/31/2012	New Zealand Dollar	3,165,000	2,618,206	(139,853)
Buy[1]	12/10/2012	South Korean Won	1,488,000,000	1,334,356	30,409
Buy[3]	12/10/2012	South Korean Won	780,000,000	699,461	15,671

Total					$(72,117)

At September 30, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive4/Units of Currency		Unrealized Appreciation (Depreciation)
12/12/2012	Norwegian Krone	5,600,000	Euro	759,435	$1,718

1 Counterparty is Credit Suisse AG.

2 Counterparty is JP Morgan Chase Bank, N.A.

3 Counterparty is Barclays Bank PLC.

4 Counterparty is Deutsche Bank AG.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Equity and Income Fund – (continued)

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	7.4%
Beverages	4.5
Energy Equipment & Services	4.4
Commercial Banks	4.1
Internet Software & Services	3.9
Pharmaceuticals	3.5
Banking	3.4
Machinery	3.3
Software	3.1
Wireless Telecommunication Services	2.5
Chemicals	2.5
Oil, Gas & Consumable Fuels	2.3
Diversified Telecommunication Services	2.3
Computers & Peripherals	2.2
Other Investments, less than 2% each	43.5
Short-Term Investments	6.9

Total Investments	99.8
Other assets less liabilities (including open forward foreign currency contracts)	0.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2012 (Unaudited)

United States Dollar	68.1%
British Pound	9.0
Euro	5.9
Brazilian Real	4.1
Swedish Krona	2.5
Mexican Peso	2.0
Other, less than 2% each	8.2

Total Investments	99.8
Other assets less liabilities (including open forward foreign currency contracts)	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.5% of Net Assets
	Air Freight & Logistics — 6.0%
106,667	Expeditors International of Washington, Inc.	$3,878,412
70,539	United Parcel Service, Inc., Class B	5,048,476

		8,926,888

	Beverages — 4.8%
97,769	Coca-Cola Co. (The)	3,708,378
5,480	Diageo PLC, Sponsored ADR	617,761
62,543	SABMiller PLC, Sponsored ADR	2,751,892

		7,078,031

	Biotechnology — 2.4%
41,610	Amgen, Inc.	3,508,555

	Capital Markets — 9.3%
17,500	Franklin Resources, Inc.	2,188,725
59,311	Greenhill & Co., Inc.	3,069,344
85,737	Legg Mason, Inc.	2,115,989
302,165	SEI Investments Co.	6,481,440

		13,855,498

	Communications Equipment — 10.1%
408,490	Cisco Systems, Inc.	7,798,074
115,213	QUALCOMM, Inc.	7,199,660

		14,997,734

	Consumer Finance — 3.5%
90,356	American Express Co.	5,137,642

	Energy Equipment & Services — 3.4%
71,023	Schlumberger Ltd.	5,137,094

	Food Products — 3.7%
445,322	Danone S.A., Sponsored ADR	5,455,194

	Health Care Equipment & Supplies — 5.6%
52,110	Medtronic, Inc.	2,246,983
91,013	Zimmer Holdings, Inc.	6,154,299

		8,401,282

	Household Products — 3.9%
28,511	Clorox Co. (The)	2,054,218
54,548	Procter & Gamble Co. (The)	3,783,449

		5,837,667

	Internet & Catalog Retail — 7.2%
35,473	Amazon.com, Inc.(b)	9,021,493
44,146	Blue Nile, Inc.(b)	1,637,375

		10,658,868

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	Internet Software & Services — 8.0%
97,117	Facebook, Inc., Class A(b)	$2,102,583
13,061	Google, Inc., Class A(b)	9,854,525

		11,957,108

	IT Services — 6.4%
38,805	Automatic Data Processing, Inc.	2,276,301
53,981	Visa, Inc., Class A	7,248,569

		9,524,870

	Pharmaceuticals — 5.2%
62,563	Merck & Co., Inc.	2,821,591
79,861	Novartis AG, ADR	4,892,285

		7,713,876

	Semiconductors & Semiconductor Equipment — 3.1%
15,547	Altera Corp.	528,365
18,607	Analog Devices, Inc.	729,208
119,814	ARM Holdings PLC, Sponsored ADR	3,352,396

		4,609,969

	Software — 12.2%
108,317	Autodesk, Inc.(b)	3,614,538
36,372	FactSet Research Systems, Inc.	3,506,988
124,616	Microsoft Corp.	3,711,065
233,161	Oracle Corp.	7,342,240

		18,174,831

	Specialty Retail — 3.7%
51,471	Home Depot, Inc. (The)	3,107,304
78,947	Lowe’s Cos., Inc.	2,387,358

		5,494,662

	Total Common Stocks (Identified Cost $120,003,719)	146,469,769

Principal Amount
Short-Term Investments — 1.4%
$2,143,051	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $2,143,053 on 10/01/2012 collateralized by $2,185,000 Federal Home Loan Bank, 0.350% due 7/17/2013 valued at $2,187,731 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,143,051)	2,143,051

	Total Investments — 99.9% (Identified Cost $122,146,770)(a)	148,612,820
	Other assets less liabilities — 0.1%	135,476

	Net Assets — 100.0%	$148,748,296

(†)	See Note 2 of Notes to Financial Statements	.

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Growth Fund – (continued)

(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $122,920,664 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$28,699,585
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,007,429)

	Net unrealized appreciation	$25,692,156

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2012 (Unaudited)

Software	12.2%
Communications Equipment	10.1
Capital Markets	9.3
Internet Software & Services	8.0
Internet & Catalog Retail	7.2
IT Services	6.4
Air Freight & Logistics	6.0
Health Care Equipment & Supplies	5.6
Pharmaceuticals	5.2
Beverages	4.8
Household Products	3.9
Specialty Retail	3.7
Food Products	3.7
Consumer Finance	3.5
Energy Equipment & Services	3.4
Semiconductors & Semiconductor Equipment	3.1
Biotechnology	2.4
Short-Term Investments	1.4

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Mid Cap Growth Fund

Shares	Description	Value (†)
Common Stocks — 97.1% of Net Assets
	Aerospace & Defense — 2.2%
16,272	TransDigm Group, Inc.(b)	$2,308,509

	Auto Components — 1.4%
20,939	BorgWarner, Inc.(b)	1,447,094

	Biotechnology — 12.8%
35,336	Alexion Pharmaceuticals, Inc.(b)	4,042,438
68,267	ARIAD Pharmaceuticals, Inc.(b)	1,653,768
45,260	Medivation, Inc.(b)	2,550,854
13,710	Onyx Pharmaceuticals, Inc.(b)	1,158,495
12,043	Regeneron Pharmaceuticals, Inc.(b)	1,838,484
14,317	Synageva BioPharma Corp.(b)	764,957
19,829	Vertex Pharmaceuticals, Inc.(b)	1,109,433

		13,118,429

	Capital Markets — 3.3%
14,765	Affiliated Managers Group, Inc.(b)	1,816,095
24,259	T. Rowe Price Group, Inc.	1,535,595

		3,351,690

	Chemicals — 6.3%
9,943	CF Industries Holdings, Inc.	2,209,732
36,400	Eastman Chemical Co.	2,075,164
29,489	Westlake Chemical Corp.	2,154,467

		6,439,363

	Commercial Services & Supplies — 1.4%
16,342	Stericycle, Inc.(b)	1,479,278

	Communications Equipment — 4.0%
14,757	F5 Networks, Inc.(b)	1,545,058
14,513	Palo Alto Networks, Inc.(b)	893,566
70,157	Riverbed Technology, Inc.(b)	1,632,553

		4,071,177

	Electronic Equipment, Instruments & Components — 0.8%
72,653	InvenSense, Inc.(b)	868,203

	Energy Equipment & Services — 2.0%
36,989	Oceaneering International, Inc.	2,043,642

	Food & Staples Retailing — 2.1%
22,656	Whole Foods Market, Inc.	2,206,694

	Food Products — 1.5%
25,416	McCormick & Co., Inc.	1,576,809

	Health Care Equipment & Supplies — 1.1%
10,126	Edwards Lifesciences Corp.(b)	1,087,229

	Health Care Providers & Services — 1.9%
20,400	Catamaran Corp.(b)	1,998,588

	Health Care Technology — 1.6%
17,987	athenahealth, Inc.(b)	1,650,667

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Mid Cap Growth Fund – (continued)

Shares	Description	Value (†)
	Household Durables — 7.5%
98,961	D.R. Horton, Inc.	$2,042,555
66,786	Lennar Corp., Class A	2,322,149
117,304	Pulte Group, Inc.(b)	1,818,212
44,816	Toll Brothers, Inc.(b)	1,489,236

		7,672,152

	Internet Software & Services — 4.0%
10,931	Equinix, Inc.(b)	2,252,333
15,181	LinkedIn Corp., Class A(b)	1,827,792

		4,080,125

	IT Services — 1.6%
21,221	Teradata Corp.(b)	1,600,276

	Machinery — 2.9%
34,558	Ingersoll-Rand PLC	1,548,890
25,990	Joy Global, Inc.	1,456,999

		3,005,889

	Oil, Gas & Consumable Fuels — 6.9%
33,587	Approach Resources, Inc.(b)	1,011,976
46,828	Cabot Oil & Gas Corp.	2,102,577
17,916	Concho Resources, Inc.(b)	1,697,541
35,786	Gulfport Energy Corp.(b)	1,118,671
24,022	Rosetta Resources, Inc.(b)	1,150,654

		7,081,419

	Real Estate Management & Development — 2.5%
84,794	CBRE Group, Inc., Class A(b)	1,561,057
23,321	Zillow, Inc., Class A(b)	983,680

		2,544,737

	REITs - Apartments — 1.5%
10,233	Essex Property Trust, Inc.	1,516,940

	Road & Rail — 2.0%
27,789	Kansas City Southern	2,105,850

	Semiconductors & Semiconductor Equipment — 2.9%
9,516	Mellanox Technologies Ltd.(b)	966,160
80,147	NXP Semiconductors NV(b)	2,004,476

		2,970,636

	Software — 7.1%
47,408	Fortinet, Inc.(b)	1,144,429
22,203	NetSuite, Inc.(b)	1,416,551
36,455	SolarWinds, Inc.(b)	2,032,002
33,411	Sourcefire, Inc.(b)	1,638,141
10,647	Ultimate Software Group, Inc.(The)(b)	1,087,059

		7,318,182

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Mid Cap Growth Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — 7.0%
23,307	PetSmart, Inc.	$1,607,717
24,090	Ross Stores, Inc.	1,556,214
18,034	Tractor Supply Co.	1,783,382
23,808	Ulta Salon, Cosmetics & Fragrance, Inc.	2,292,829

		7,240,142

	Textiles, Apparel & Luxury Goods — 5.2%
35,633	Michael Kors Holdings Ltd.(b)	1,894,963
34,052	Under Armour, Inc., Class A(b)	1,901,123
9,878	VF Corp.	1,574,158

		5,370,244

	Trading Companies & Distributors — 1.3%
41,825	United Rentals, Inc.(b)	1,368,096

	Wireless Telecommunication Services — 2.3%
37,961	SBA Communications Corp., Class A(b)	2,387,747

	Total Common Stocks (Identified Cost $85,126,020)	99,909,807

Principal Amount
Short-Term Investments — 2.5%
$2,544,137	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $2,544,139 on 10/01/2012 collateralized by $2,535,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $2,600,018, including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,544,137)	2,544,137

	Total Investments — 99.6% (Identified Cost $87,670,157)(a)	102,453,944
	Other assets less liabilities — 0.4%	362,529

	Net Assets — 100.0%	$102,816,473

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $87,684,586 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$15,945,064
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,175,706)

	Net unrealized appreciation	$14,769,358

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Mid Cap Growth Fund – (continued)

Industry Summary at September 30, 2012 (Unaudited)

Biotechnology	12.8%
Household Durables	7.5
Software	7.1
Specialty Retail	7.0
Oil, Gas & Consumable Fuels	6.9
Chemicals	6.3
Textiles, Apparel & Luxury Goods	5.2
Internet Software & Services	4.0
Communications Equipment	4.0
Capital Markets	3.3
Machinery	2.9
Semiconductors & Semiconductor Equipment	2.9
Real Estate Management & Development	2.5
Wireless Telecommunication Services	2.3
Aerospace & Defense	2.2
Food & Staples Retailing	2.1
Road & Rail	2.0
Energy Equipment & Services	2.0
Other Investments, less than 2% each	14.1
Short-Term Investments	2.5

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Value Fund

Shares	Description	Value (†)
Common Stocks — 98.0% of Net Assets
	Aerospace & Defense — 2.8%
300,794	Honeywell International, Inc.	$17,972,442
309,245	Northrop Grumman Corp.	20,543,145

		38,515,587

	Auto Components — 0.6%
678,305	Goodyear Tire & Rubber Co. (The)(b)	8,268,538

	Automobiles — 0.9%
540,724	General Motors Co.(b)	12,301,471

	Beverages — 3.2%
685,839	Coca-Cola Enterprises, Inc.	21,446,186
320,416	PepsiCo, Inc.	22,675,840

		44,122,026

	Capital Markets — 3.8%
346,478	Ameriprise Financial, Inc.	19,641,838
481,484	Legg Mason, Inc.	11,883,025
486,795	State Street Corp.	20,425,918

		51,950,781

	Chemicals — 0.9%
148,772	Air Products & Chemicals, Inc.	12,303,444

	Commercial Banks — 6.4%
1,342,365	Fifth Third Bancorp	20,820,081
359,807	PNC Financial Services Group, Inc.	22,703,822
449,826	U.S. Bancorp	15,429,032
862,365	Wells Fargo & Co.	29,777,463

		88,730,398

	Communications Equipment — 2.3%
748,689	Cisco Systems, Inc.	14,292,473
358,450	Motorola Solutions, Inc.	18,119,648

		32,412,121

	Computers & Peripherals — 1.1%
21,997	Apple, Inc.	14,677,718

	Construction Materials — 0.8%
242,754	Vulcan Materials Co.	11,482,264

	Consumer Finance — 1.5%
539,213	Discover Financial Services	21,422,932

	Diversified Financial Services — 5.0%
1,480,833	Bank of America Corp.	13,075,755
649,585	Citigroup, Inc.	21,254,421
859,335	JPMorgan Chase & Co.	34,785,881

		69,116,057

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Diversified Telecommunication Services — 3.2%
705,798	AT&T, Inc.	$26,608,585
429,908	CenturyLink, Inc.	17,368,283

		43,976,868

	Electric Utilities — 2.7%
462,730	Edison International	21,142,134
379,468	FirstEnergy Corp.	16,734,539

		37,876,673

	Energy Equipment & Services — 2.5%
269,705	Schlumberger Ltd.	19,507,763
340,318	Transocean Ltd.	15,276,875

		34,784,638

	Food & Staples Retailing — 1.2%
340,316	CVS Caremark Corp.	16,478,101

	Food Products — 1.3%
488,763	Unilever NV	17,341,311

	Health Care Equipment & Supplies — 2.6%
295,591	Baxter International, Inc.	17,812,313
315,540	Covidien PLC	18,749,387

		36,561,700

	Health Care Providers & Services — 2.7%
398,961	HCA Holdings, Inc.	13,265,453
425,192	UnitedHealth Group, Inc.	23,559,889

		36,825,342

	Household Products — 1.2%
230,427	Procter & Gamble Co. (The)	15,982,417

	Independent Power Producers & Energy Traders — 1.7%
810,082	Calpine Corp.(b)	14,014,419
455,388	NRG Energy, Inc.	9,740,749

		23,755,168

	Industrial Conglomerates — 2.0%
1,232,039	General Electric Co.	27,979,606

	Insurance — 4.0%
624,012	MetLife, Inc.	21,503,453
248,237	Travelers Cos., Inc. (The)	16,944,658
847,628	Unum Group	16,291,410

		54,739,521

	Internet & Catalog Retail — 1.2%
888,819	Liberty Interactive Corp., Class A(b)	16,443,152

	Internet Software & Services — 2.9%
367,943	AOL, Inc.(b)	12,962,632
323,642	eBay, Inc.(b)	15,667,509
14,337	Google, Inc., Class A(b)	10,817,267

		39,447,408

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Machinery — 3.7%
281,562	Dover Corp.	$16,750,123
343,012	Eaton Corp.	16,210,747
236,294	Stanley Black & Decker, Inc.	18,017,418

		50,978,288

	Media — 5.7%
331,932	CBS Corp., Class B	12,059,089
692,732	Comcast Corp., Class A	24,779,024
186,781	DIRECTV(b)	9,798,531
297,930	Omnicom Group, Inc.	15,361,271
320,929	Viacom, Inc., Class B	17,198,585

		79,196,500

	Multiline Retail — 1.2%
266,107	Target Corp.	16,889,811

	Oil, Gas & Consumable Fuels — 11.0%
251,039	Chevron Corp.	29,261,106
240,348	CONSOL Energy, Inc.	7,222,457
148,981	EOG Resources, Inc.	16,693,321
493,798	ExxonMobil Corp.	45,157,827
408,664	Hess Corp.	21,953,430
238,984	Noble Energy, Inc.	22,156,207
172,016	SM Energy Co.	9,307,786

		151,752,134

	Pharmaceuticals — 8.1%
423,637	Bristol-Myers Squibb Co.	14,297,749
442,716	Forest Laboratories, Inc.(b)	15,765,117
727,418	Merck & Co., Inc.	32,806,552
1,108,625	Pfizer, Inc.	27,549,331
499,760	Sanofi, ADR	21,519,665

		111,938,414

	REITs - Diversified — 1.3%
710,332	Weyerhaeuser Co.	18,568,078

	Road & Rail — 1.2%
260,500	Norfolk Southern Corp.	16,575,615

	Semiconductors & Semiconductor Equipment — 1.8%
875,337	Applied Materials, Inc.	9,773,137
535,363	Texas Instruments, Inc.	14,749,251

		24,522,388

	Software — 2.7%
498,270	Microsoft Corp.	14,838,481
714,650	Oracle Corp.	22,504,328

		37,342,809

	Specialty Retail — 1.3%
582,247	Lowe’s Cos., Inc.	17,607,149

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Wireless Telecommunication Services — 1.5%
715,595	Vodafone Group PLC, Sponsored ADR	$20,390,880

	Total Common Stocks (Identified Cost $1,128,207,630)	1,353,257,308

Principal Amount
Short-Term Investments — 1.8%
$24,564,851	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $24,564,871 on 10/01/2012 collateralized by $24,430,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $25,056,581 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $24,564,851)	24,564,851

	Total Investments — 99.8% (Identified Cost $1,152,772,481)(a)	1,377,822,159
	Other assets less liabilities — 0.2%	2,482,825

	Net Assets — 100.0%	$1,380,304,984

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $1,156,358,732 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$257,582,436
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(36,119,009)

	Net unrealized appreciation	$221,463,427

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Value Fund – (continued)

Industry Summary at September 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	11.0%
Pharmaceuticals	8.1
Commercial Banks	6.4
Media	5.7
Diversified Financial Services	5.0
Insurance	4.0
Capital Markets	3.8
Machinery	3.7
Beverages	3.2
Diversified Telecommunication Services	3.2
Internet Software & Services	2.9
Aerospace & Defense	2.8
Electric Utilities	2.7
Software	2.7
Health Care Providers & Services	2.7
Health Care Equipment & Supplies	2.6
Energy Equipment & Services	2.5
Communications Equipment	2.3
Industrial Conglomerates	2.0
Other Investments, less than 2% each	20.7
Short-Term Investments	1.8

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities

September 30, 2012

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
ASSETS
Investments at cost	$867,102,273	$122,146,770	$87,670,157	$1,152,772,481
Net unrealized appreciation	58,821,892	26,466,050	14,783,787	225,049,678

Investments at value	925,924,165	148,612,820	102,453,944	1,377,822,159
Foreign currency at value (identified cost $4,394,301, $0, $0 and $0)	4,411,468	—	—	—
Receivable for Fund shares sold	6,851,585	434,564	147,700	2,720,020
Receivable for securities sold	3,351,395	—	636,692	1,794,716
Dividends and interest receivable	4,501,978	125,160	29,121	1,799,921
Unrealized appreciation on forward foreign currency contracts (Note 2)	73,969	—	—	—
Tax reclaims receivable	40,728	67,721	—	—
Receivable from distributor (Note 6d)	—	693	2,267	—

TOTAL ASSETS	945,155,288	149,240,958	103,269,724	1,384,136,816

LIABILITIES
Payable for securities purchased	15,775,695	43,045	106,760	—
Payable for Fund shares redeemed	690,040	176,905	128,077	2,755,140
Unrealized depreciation on forward foreign currency contracts (Note 2)	144,368	—	—	—
Management fees payable (Note 6)	556,475	60,318	52,594	565,474
Deferred Trustees’ fees (Note 6)	91,851	123,799	83,046	310,022
Administrative fees payable (Note 6)	33,294	5,413	3,839	50,749
Payable to distributor (Note 6d)	7,041	—	—	23,863
Other accounts payable and accrued expenses	178,395	83,182	78,935	126,584

TOTAL LIABILITIES	17,477,159	492,662	453,251	3,831,832

NET ASSETS	$927,678,129	$148,748,296	$102,816,473	$1,380,304,984

NET ASSETS CONSIST OF:
Paid-in capital	$884,019,425	$209,770,166	$131,010,952	$1,156,336,896
Accumulated net investment (loss)/Undistributed net investment income	11,769,372	809,831	(660,102)	14,397,277
Accumulated net realized loss on investments, options written and foreign currency transactions	(26,905,333)	(88,297,751)	(42,318,164)	(15,478,867)
Net unrealized appreciation on investments and foreign currency translations	58,794,665	26,466,050	14,783,787	225,049,678

NET ASSETS	$927,678,129	$148,748,296	$102,816,473	$1,380,304,984

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities (continued)

September 30, 2012

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$216,209,094	$33,662,837	$43,222,810	$129,572,066

Shares of beneficial interest	12,668,132	5,177,975	1,498,744	6,211,116

Net asset value and redemption price per share	$17.07	$6.50	$28.84	$20.86

Offering price per share (100/94.25 of net asset value) (Note 1)	$18.11	$6.90	$30.60	$22.13

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$1,908,101	$—	$1,533,663

Shares of beneficial interest	—	313,569	—	73,205

Net asset value and offering price per share	$—	$6.09	$—	$20.95

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$251,365,851	$10,489,193	$2,491,150	$9,104,461

Shares of beneficial interest	14,876,844	1,723,156	88,722	440,918

Net asset value and offering price per share	$16.90	$6.09	$28.08	$20.65

Class Y shares:
Net assets	$460,103,184	$102,688,165	$57,102,513	$1,240,092,902

Shares of beneficial interest	26,823,352	14,886,681	1,907,482	59,302,444

Net asset value, offering and redemption price per share	$17.15	$6.90	$29.94	$20.91

Admin Class shares:
Net assets	$—	$—	$—	$1,892

Shares of beneficial interest	—	—	—	91

Net asset value, offering and redemption price per share	$—	$—	$—	$20.79

See accompanying notes to financial statements.

|  56

Statements of Operations

For the Year Ended September 30, 2012

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$12,476,916 (a)	$2,230,533	$547,900	$31,248,859
Interest	11,457,665	20	59	370
Less net foreign taxes withheld	(529,310)	(53,002)	—	(283,122)

	23,405,271	2,177,551	547,959	30,966,107

Expenses
Management fees (Note 6)	5,184,567	646,746	794,290	6,406,256
Service and distribution fees (Note 6)	2,307,806	199,639	142,034	438,374
Administrative fees (Note 6)	314,448	58,912	48,278	583,746
Trustees’ fees and expenses (Note 6)	34,477	28,121	24,252	62,634
Transfer agent fees and expenses (Note 6)	581,266	179,611	167,789	1,985,068
Audit and tax services fees	54,070	41,616	46,243	34,772
Custodian fees and expenses	231,381	18,875	19,800	58,560
Legal fees	9,788	1,842	1,530	18,286
Registration fees	161,477	61,549	69,143	104,633
Shareholder reporting expenses	41,180	10,072	6,785	89,939
Miscellaneous expenses	29,189	10,053	14,662	37,275

Total expenses	8,949,649	1,257,036	1,334,806	9,819,543
Less waiver and/or expense reimbursement (Note 6)	—	—	(131,776)	—

Net expenses	8,949,649	1,257,036	1,203,030	9,819,543

Net investment income (loss)	14,455,622	920,515	(655,071)	21,146,564

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	26,915,835	4,329,020	3,214,956	44,413,605
Options written	—	—	(43,815)	—
Foreign currency transactions	(383,060)	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	76,848,366	22,338,515	15,354,072	278,326,235
Foreign currency translations	258,530	—	—	—

Net realized and unrealized gain on investments, options written and foreign currency transactions	103,639,671	26,667,535	18,525,213	322,739,840

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,095,293	$27,588,050	$17,870,142	$343,886,404

(a)	Includes a non-recurring dividend of $1,639,872.

See accompanying notes to financial statements.

57  |

Statements of Changes in Net Assets

	Global Equity and Income Fund		Growth Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$14,455,622	$5,683,385	$920,515	$312,880
Net realized gain on investments and foreign currency transactions	26,532,775	42,116,459	4,329,020	6,408,021
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	77,106,896	(73,870,933)	22,338,515	(5,147,611)

Net increase (decrease) in net assets resulting from operations	118,095,293	(26,071,089)	27,588,050	1,573,290

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,072,301)	(1,363,693)	(40,999)	—
Class C	(1,277,382)	(1,202,095)	—	—
Class Y	(4,073,326)	(3,043,709)	(290,006)	—

Total distributions	(7,423,009)	(5,609,497)	(331,005)	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	343,913,074	186,170,302	11,726,064	8,413,669

Net increase in net assets	454,585,358	154,489,716	38,983,109	9,986,959
NET ASSETS
Beginning of the year	473,092,771	318,603,055	109,765,187	99,778,228

End of the year	$927,678,129	$473,092,771	$148,748,296	$109,765,187

UNDISTRIBUTED NET INVESTMENT INCOME	$11,769,372	$5,054,497	$809,831	$220,321

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets (continued)

	Mid Cap Growth Fund		Value Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income (loss)	$(655,071)	$(907,310)	$21,146,564	$15,885,984
Net realized gain on investments and options written	3,171,141	28,275,493	44,413,605	26,999,839
Net change in unrealized appreciation (depreciation) on investments	15,354,072	(23,131,410)	278,326,235	(91,039,296)

Net increase (decrease) in net assets resulting from operations	17,870,142	4,236,773	343,886,404	(48,153,473)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	—	(1,701,635)	(1,714,073)
Class B	—	—	(4,098)	(8,769)
Class C	—	—	(35,308)	(44,845)
Class Y	—	—	(16,240,641)	(14,549,558)
Admin Class	—	—	(19)	(11)

Total distributions	—	—	(17,981,701)	(16,317,256)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(16,818,326)	(3,901,540)	(41,007,267)	226,492,861

Net increase in net assets	1,051,816	335,233	284,897,436	162,022,132
NET ASSETS
Beginning of the year	101,764,657	101,429,424	1,095,407,548	933,385,416

End of the year	$102,816,473	$101,764,657	$1,380,304,984	$1,095,407,548

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(660,102)	$(71,466)	$14,397,277	$11,990,543

See accompanying notes to financial statements.

59  |

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|  60

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
GLOBAL EQUITY AND INCOME FUND
Class A
9/30/2012	$14.24	$0.35	(h)	$2.71	$3.06	$(0.23)	$—	$(0.23)
9/30/2011	14.72	0.22		(0.45)	(0.23)	(0.25)	—	(0.25)
9/30/2010	12.50	0.26		2.26	2.52	(0.30)	—	(0.30)
9/30/2009	11.65	0.36		0.74 (j)	1.10	(0.25)	(0.00)	(0.25)
9/30/2008	15.83	0.25		(3.46)	(3.21)	(0.53)	(0.44)	(0.97)
Class C
9/30/2012	14.10	0.22	(h)	2.70	2.92	(0.12)	—	(0.12)
9/30/2011	14.59	0.10		(0.44)	(0.34)	(0.15)	—	(0.15)
9/30/2010	12.39	0.16		2.26	2.42	(0.22)	—	(0.22)
9/30/2009	11.51	0.28		0.75 (j)	1.03	(0.15)	(0.00)	(0.15)
9/30/2008	15.70	0.15		(3.43)	(3.28)	(0.47)	(0.44)	(0.91)
Class Y
9/30/2012	14.31	0.40	(h)	2.71	3.11	(0.27)	—	(0.27)
9/30/2011	14.78	0.26		(0.45)	(0.19)	(0.28)	—	(0.28)
9/30/2010	12.54	0.29		2.28	2.57	(0.33)	—	(0.33)
9/30/2009	11.70	0.38		0.75 (j)	1.13	(0.29)	(0.00)	(0.29)
9/30/2008	15.87	0.30		(3.48)	(3.18)	(0.55)	(0.44)	(0.99)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, $0.19 and $0.36 for Class A, Class C and Class Y shares, respectively, total return would have been 21.46%, 20.55% and 21.75% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income to average net assets would have been 1.93%, 1.18% and 2.20% for Class A, Class C and Class Y shares, respectively.
(i)	Includes fee/expense recovery of 0.02%.
(j)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(k)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

61  |

				Ratios to Average Net Assets:

Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (g)		Net investment income (%) (g)		Portfolio turnover rate (%)

$—	$17.07	21.75 (h)	$216,209	1.21		1.21		2.16	(h)	29
—	14.24	(1.67)	111,589	1.24	(i)	1.24	(i)	1.41		65
—	14.72	20.61	64,367	1.25		1.29		1.96		99
—	12.50	10.27	44,669	1.25		1.34		3.56		114
0.00	11.65	(21.87)	67,647	1.25		1.27		1.74		133

—	16.90	20.83 (h)	251,366	1.96		1.96		1.40	(h)	29
—	14.10	(2.42)	145,369	1.99	(i)	1.99	(i)	0.64		65
—	14.59	19.79	109,455	2.00		2.04		1.21		99
—	12.39	9.40	96,208	2.00		2.09		2.82		114
0.00	11.51	(22.42)	124,178	2.00		2.02		1.04		133

—	17.15	21.96 (h)	460,103	0.96		0.96		2.44	(h)	29
—	14.31	(1.42)	216,136	0.99	(i)	0.99	(i)	1.65		65
—	14.78	21.02	144,780	1.00		1.04		2.20		99
—	12.54	10.49	108,728	1.00		1.01		3.79		114
0.00	11.70	(21.66)	120,322	0.99	(k)	0.99	(k)	2.06		133

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
GROWTH FUND
Class A
9/30/2012	$5.24	$0.04	$1.23	$1.27	$(0.01)	$—	$(0.01)
9/30/2011	5.14	0.01	0.09	0.10	—	—	—
9/30/2010	4.48	(0.01)	0.67	0.66	—	—	—
9/30/2009	4.99	(0.01)	(0.50)	(0.51)	—	—	—
9/30/2008	7.01	(0.02)	(2.00)	(2.02)	—	—	—
Class B
9/30/2012	4.94	(0.01)	1.16	1.15	—	—	—
9/30/2011	4.87	(0.03)	0.10	0.07	—	—	—
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.79	(0.07)	(1.91)	(1.98)	—	—	—
Class C
9/30/2012	4.94	(0.01)	1.16	1.15	—	—	—
9/30/2011	4.87	(0.03)	0.10	0.07	—	—	—
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.80	(0.07)	(1.92)	(1.99)	—	—	—
Class Y
9/30/2012	5.56	0.06	1.30	1.36	(0.02)	—	(0.02)
9/30/2011	5.43	0.03	0.10	0.13	—	—	—
9/30/2010	4.73	(0.00)	0.70	0.70	—	—	—
9/30/2009	5.24	0.01	(0.52)	(0.51)	—	—	—
9/30/2008	7.32	0.01	(2.09)	(2.08)	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective February 1, 2010, the expense limit increased from 0.85% to 1.00% for Class Y shares.

See accompanying notes to financial statements.

63  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$6.50	24.22	$33,663	1.07		1.07	0.61	16
5.24	1.95	26,716	1.14		1.14	0.23	16
5.14	14.73	29,901	1.19		1.20	(0.30)	163
4.48	(10.40)	33,207	1.25		1.31	(0.25)	191
4.99	(28.67)	156,841	1.10		1.10	(0.33)	179

6.09	23.28	1,908	1.82		1.82	(0.12)	16
4.94	1.44	2,609	1.89		1.89	(0.54)	16
4.87	13.79	4,086	1.93		1.95	(1.06)	163
4.28	(11.02)	5,397	2.00		2.12	(1.06)	191
4.81	(29.16)	9,553	1.85		1.85	(1.05)	179

6.09	23.28	10,489	1.82		1.82	(0.13)	16
4.94	1.44	10,262	1.89		1.89	(0.53)	16
4.87	13.79	12,493	1.93		1.95	(1.06)	163
4.28	(11.02)	16,336	2.00		2.12	(1.06)	191
4.81	(29.26)	27,743	1.85		1.85	(1.08)	179

6.90	24.57	102,688	0.82		0.82	0.87	16
5.56	2.21	70,177	0.89		0.89	0.49	16
5.43	15.01	53,299	0.93	(g)	0.95	(0.05)	163
4.73	(9.73)	57,033	0.75		0.75	0.18	191
5.24	(28.42)	75,389	0.66		0.66	0.11	179

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
MID CAP GROWTH FUND
Class A*
9/30/2012	$24.40	$(0.20)		$4.64	$4.44	$—	$—	$—
9/30/2011	23.76	(0.23	)(f)	0.87	0.64	—	—	—
9/30/2010	18.29	(0.09	)(h)	5.56	5.47	—	—	—
9/30/2009	21.12	(0.07	)(i)	(2.76)	(2.83)	—	—	—
9/30/2008	26.84	(0.15)		(5.57)	(5.72)	—	—	—
Class C
9/30/2012	23.93	(0.39)		4.54	4.15	—	—	—
9/30/2011	23.47	(0.45	)(f)	0.91	0.46	—	—	—
9/30/2010	18.20	(0.18	)(h)	5.45	5.27	—	—	—
9/30/2009**	15.13	(0.16)		3.23	3.07	—	—	—
Class Y*
9/30/2012	25.27	(0.14)		4.81	4.67	—	—	—
9/30/2011	24.53	(0.17	)(f)	0.91	0.74	—	—	—
9/30/2010	18.84	(0.07	)(h)	5.76	5.69	—	—	—
9/30/2009	21.70	(0.05	)(i)	(2.81)	(2.86)	—	—	—
9/30/2008	27.51	(0.10)		(5.71)	(5.81)	—	—	—

*	Prior to the close of business on February 2, 2009, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on February 2, 2009 through September 30, 2009.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.27), $(0.47) and $(0.20) for Class A, Class C and Class Y shares, respectively, total return would have been 2.53%, 1.79% and 2.81% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.96)%, (1.68)% and (0.70)% for Class A, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

65  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment loss (%) (e)		Portfolio turnover rate (%)

$28.84	18.25	$43,223	1.25		1.38		(0.72)		191
24.40	2.65 (f)	49,177	1.25	(g)	1.32		(0.81	)(f)	204
23.76	29.91	67,639	1.25		1.46		(0.45	)(h)	191
18.29	(13.44)	54,951	1.25		1.52		(0.45	)(i)	292
21.12	(21.27)	120,524	1.25		1.32		(0.58)		299

28.08	17.34	2,491	2.00		2.13		(1.47)		191
23.93	1.96 (f)	2,182	2.01	(g)	2.08		(1.63	)(f)	204
23.47	28.96	34	2.00		2.24		(0.89	)(h)	191
18.20	20.29	1	2.00		2.24		(1.54)		292

29.94	18.53	57,103	1.00		1.13		(0.49)		191
25.27	2.98 (f)	50,406	1.00	(g)	1.07		(0.58	)(f)	204
24.53	30.20	33,757	1.00		1.22		(0.34	)(h)	191
18.84	(13.18)	27,057	1.00		1.12		(0.27	)(i)	292
21.70	(21.12)	25,779	1.00	(j)	1.00	(j)	(0.36)		299

(g)	Includes interest expense from bank overdraft charges of 0.01% for Class C and less than 0.01% for Classes A and Y. Without this expense the ratio of net expenses for Class C would have been 2.00%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.21), $(0.36) and $(0.16) for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (1.02)%, (1.74)% and (0.76)% for Class A, Class C and Class Y shares, respectively.
(i)	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.10) and $(0.08) for Class A and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.63)% and (0.46)% for Class A and Class Y shares, respectively.
(j)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
VALUE FUND
Class A
9/30/2012	$16.04	$0.27		$4.78	$5.05	$(0.23)	$—	$(0.23)
9/30/2011	16.78	0.20		(0.72)	(0.52)	(0.22)	—	(0.22)
9/30/2010	16.42	0.27	(f)	0.23	0.50	(0.14)	—	(0.14)
9/30/2009	17.93	0.23		(1.53)	(1.30)	(0.21)	—	(0.21)
9/30/2008	23.46	0.25		(4.45)	(4.20)	(0.18)	(1.15)	(1.33)
Class B
9/30/2012	16.05	0.13		4.81	4.94	(0.04)	—	(0.04)
9/30/2011	16.77	0.06		(0.73)	(0.67)	(0.05)	—	(0.05)
9/30/2010	16.40	0.12	(f)	0.25	0.37	—	—	—
9/30/2009	17.80	0.14		(1.51)	(1.37)	(0.03)	—	(0.03)
9/30/2008	23.46	0.10		(4.45)	(4.35)	(0.16)	(1.15)	(1.31)
Class C
9/30/2012	15.85	0.13		4.74	4.87	(0.07)	—	(0.07)
9/30/2011	16.58	0.06		(0.71)	(0.65)	(0.08)	—	(0.08)
9/30/2010	16.26	0.14	(f)	0.22	0.36	(0.04)	—	(0.04)
9/30/2009	17.79	0.12		(1.51)	(1.39)	(0.14)	—	(0.14)
9/30/2008	23.46	0.09		(4.43)	(4.34)	(0.18)	(1.15)	(1.33)
Class Y
9/30/2012	16.08	0.32		4.78	5.10	(0.27)	—	(0.27)
9/30/2011	16.82	0.25		(0.73)	(0.48)	(0.26)	—	(0.26)
9/30/2010	16.47	0.31	(f)	0.23	0.54	(0.19)	—	(0.19)
9/30/2009	18.01	0.28		(1.54)	(1.26)	(0.28)	—	(0.28)
9/30/2008	23.54	0.32		(4.45)	(4.13)	(0.25)	(1.15)	(1.40)
Admin Class
9/30/2012	16.00	0.22		4.77	4.99	(0.20)	—	(0.20)
9/30/2011	16.74	0.17		(0.73)	(0.56)	(0.18)	—	(0.18)
9/30/2010*	16.72	0.18	(f)	(0.16)	0.02	—	—	—

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

67  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)		Portfolio turnover rate (%)

$20.86	31.71	$129,572	0.98		0.98		1.45		25
16.04	(3.28)	126,789	0.98		0.98		1.09		29
16.78	3.03	130,922	0.96		0.96		1.58	(f)	54
16.42	(6.97)	120,915	1.06		1.06		1.67		47
17.93	(19.01)	112,274	1.05		1.05		1.24		36	(g)

20.95	30.79	1,534	1.73		1.73		0.71		25
16.05	(4.05)	2,037	1.73		1.73		0.32		29
16.77	2.26	3,299	1.70		1.70		0.72	(f)	54
16.40	(7.62)	5,167	1.81		1.81		1.03		47
17.80	(19.65)	8,385	1.80	(h)	1.80	(h)	0.51		36	(g)

20.65	30.78	9,104	1.73		1.73		0.70		25
15.85	(4.00)	8,996	1.73		1.73		0.33		29
16.58	2.20	10,226	1.71		1.71		0.81	(f)	54
16.26	(7.60)	10,011	1.81		1.81		0.89		47
17.79	(19.62)	6,483	1.80	(h)	1.80	(h)	0.46		36	(g)

20.91	32.05	1,240,093	0.73		0.73		1.68		25
16.08	(3.05)	957,584	0.74		0.74		1.34		29
16.82	3.28	788,937	0.71		0.71		1.86	(f)	54
16.47	(6.66)	574,439	0.66		0.66		1.97		47
18.01	(18.67)	303,182	0.65		0.66		1.58		36	(g)

20.79	31.43	2	1.24		1.24		1.17		25
16.00	(3.48)	1	1.17		1.17		0.90		29
16.74	0.12	1	1.29		1.29		1.59	(f)	54

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, $0.02, $0.01, $0.18 and $0.05 for Class A, Class B, Class C, Class Y and Admin Class shares, respectively, and the ratio of net investment income to average net assets would have been 0.84%, 0.10%, 0.09%, 1.08% and 0.50% for Class A, Class B, Class C, Class Y and Admin Class shares, respectively.
(g)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
(h)	Includes fee/expense recovery of less than 0.01% for Class B and Class C shares.

See accompanying notes to financial statements.

|  68

Notes to Financial Statements

September 30, 2012

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. In addition, Value Fund offers Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders of Growth Fund and Value Fund may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

69  |

Notes to Financial Statements (continued)

September 30, 2012

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the

|  70

Notes to Financial Statements (continued)

September 30, 2012

close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of September 30, 2012, approximately 20% of the market value of Global Equity and Income Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities. Additionally, one security held by the Fund for which market quotations were not readily available as of September 30, 2012 was fair valued pursuant to procedures approved by the Board of Trustees, amounting to 0.9% of net assets.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the

71  |

Notes to Financial Statements (continued)

September 30, 2012

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.   The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty

|  72

Notes to Financial Statements (continued)

September 30, 2012

credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the year ended September 30, 2012, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, paydown gains and losses, foreign currency transactions, return of capital and capital gain

73  |

Notes to Financial Statements (continued)

September 30, 2012

distributions from real estate investment trusts (“REITs”), defaulted bonds and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark to market, wash sales, premium amortization, contingent payment debt instruments, trust preferred securities and basis adjustments for return of capital dividends. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 was as follows:

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$7,423,009	$—	$7,423,009
Growth Fund	331,005	—	331,005
Mid Cap Growth Fund	—	—	—
Value Fund	17,981,701	—	17,981,701

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$5,609,497	$—	$5,609,497
Growth Fund	—	—	—
Mid Cap Growth Fund	—	—	—
Value Fund	16,317,256	—	16,317,256

|  74

Notes to Financial Statements (continued)

September 30, 2012

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
Undistributed ordinary income	$12,311,098	$933,630	$—	$14,707,299
Undistributed long-term capital gains	—	—	—	—

Total undistributed earnings	12,311,098	933,630	—	14,707,299

Capital loss carryforward:
Short-term:
Expires
September 30, 2017	—	(52,780,165)	(20,624,367)	—
September 30, 2018	(25,714,481)	(34,679,944)	(18,569,793)	(6,350,604)

Total capital loss carryforward	(25,714,481)	(87,460,109)	(39,194,160)	(6,350,604)
Late year ordinary and post-October capital loss deferrals*	(574,376)	(63,747)	(3,686,631)	(5,542,012)
Unrealized appreciation	57,767,227	25,692,156	14,769,358	221,463,427

Total accumulated earnings (losses)	$43,789,468	$(60,898,070)	$(28,111,433)	$224,278,110

Capital loss carryforward utilized in the current year	$26,195,241	$4,357,796	$5,393,673	$48,937,752

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price,

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Notes to Financial Statements (continued)

September 30, 2012

including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2012, none of the Funds had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in

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Notes to Financial Statements (continued)

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determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012, at value:

Global Equity and Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$12,666,076	$—	$12,666,076
China	8,973,061	9,778,413	—	18,751,474
Denmark	—	7,803,698	—	7,803,698
France	—	14,778,030	—	14,778,030
Germany	—	8,183,280	—	8,183,280
Hong Kong	—	6,115,163	—	6,115,163
Japan	—	11,782,143	—	11,782,143
Netherlands	11,419,680	11,175,449	—	22,595,129
Russia	—	8,154,764	—	8,154,764
Sweden	—	22,038,858	—	22,038,858
United Kingdom	—	78,484,405	—	78,484,405
All Other Common Stocks(a)	395,801,045	—	—	395,801,045

Total Common Stocks	416,193,786	190,960,279	—	607,154,065

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Notes to Financial Statements (continued)

September 30, 2012

Global Equity and Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Korea	$—	$4,910,207	$2,528,229	$7,438,436
United States	37,985	143,270,372	638,272	143,946,629
All Other Non-Convertible Bonds(a)	—	87,112,792	—	87,112,792

Total Non-Convertible Bonds	37,985	235,293,371	3,166,501	238,497,857

Convertible Bonds(a)	—	6,806,665	—	6,806,665
Municipals(a)	—	493,822	—	493,822

Total Bonds and Notes	37,985	242,593,858	3,166,501	245,798,344

Senior Loans(a)	—	5,540,683	—	5,540,683
Preferred Stocks
Convertible Preferred Stocks(a)	3,153,049	—	—	3,153,049
Non-Convertible Preferred Stock(a)	—	637,990	—	637,990

Total Preferred Stocks	3,153,049	637,990	—	3,791,039

Short-Term Investments	—	63,640,034	—	63,640,034

Total Investments	419,384,820	503,372,844	3,166,501	925,924,165

Forward Foreign Currency Contracts (unrealized appreciation)	—	73,969	—	73,969

Total	$419,384,820	$503,446,813	$3,166,501	$925,998,134

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(144,368)	$—	$(144,368)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2012

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$146,469,769	$—	$—	$146,469,769
Short-Term Investments	—	2,143,051	—	2,143,051

Total	$146,469,769	$2,143,051	$—	$148,612,820

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$99,909,807	$—	$—	$99,909,807
Short-Term Investments	—	2,544,137	—	2,544,137

Total	$99,909,807	$2,544,137	$—	$102,453,944

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,353,257,308	$—	$—	$1,353,257,308
Short-Term Investments	—	24,564,851	—	24,564,851

Total	$1,353,257,308	$24,564,851	$—	$1,377,822,159

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

September 30, 2012

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of September 30, 2012:

Global Equity and Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Korea	$351,758	$(11,411)	$—	$177,366	$2,010,516
Supranationals	983,784	229	(168,909)	60,154	—
United States	10,000	688	(22,067)	72,201	590,550
Preferred Stocks
Non-Convertible Preferred Stocks
United States	409,200	—	—	—	—

Total	$1,754,742	$(10,494)	$(190,976)	$309,721	$2,601,066

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Korea	$—	$—	$—	$2,528,229	$177,366
Supranationals	(875,258)	—	—	—	—
United States	(13,100)	—	—	638,272	47,722
Preferred Stocks
Non-Convertible Preferred Stocks
United States	—	—	(409,200)	—	—

Total	$(888,358)	$—	$(409,200)	$3,166,501	$225,088

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Notes to Financial Statements (continued)

September 30, 2012

A preferred stock valued at $409,200 was transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Global Equity and Income Fund and Mid Cap Growth Fund used during the period include forward foreign currency contracts and option contracts.

Global Equity and Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2012, Global Equity and Income Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Mid Cap Growth Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns, and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the year ended September 30, 2012, Mid Cap Growth Fund engaged in purchased put and written call options for hedging purposes, written put options to offset the cost of options used for hedging purposes, and in purchased call options to gain exposure to equity securities.

Global Equity and Income Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related

81  |

Notes to Financial Statements (continued)

September 30, 2012

contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Global Equity and Income Fund	Barclays Bank PLC	$(124,182)	$—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Global Equity and Income Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of September 30, 2012, the maximum amount of loss that Global Equity and Income Fund would incur if counterparties failed to meet their obligations is $73,969 and the amount of loss that Global Equity and Income Fund would incur after taking into account master netting arrangements is $53,783.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the fund and the derivative counterparties. The risk of loss to a fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for Global Equity and Income Fund as of September 30, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$73,969
Liabilities
Unrealized depreciation on forward foreign currency contracts	(144,368)

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Notes to Financial Statements (continued)

September 30, 2012

Transactions in derivative instruments for Global Equity and Income Fund during the year ended September 30, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(910,521)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	119,837

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

Transactions in derivative instruments for Mid Cap Growth Fund during the year ended September 30, 2012 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(1,307,409)
Options written	(43,815)

*	Represents realized loss on purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Global Equity and Income Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2012:

Global Equity and Income Fund	Forwards
Average Notional Amount Outstanding	1.15%
Highest Notional Amount Outstanding	1.80%
Lowest Notional Amount Outstanding	0.80%
Notional Amount Outstanding as of September 30, 2012	1.01%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

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Notes to Financial Statements (continued)

September 30, 2012

The volume of option contracts activity, as a percentage of net assets, for Mid Cap Growth Fund, based on month-end and/or daily market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended September 30, 2012:

Mid Cap Growth Fund*	Call Options Written	Put Options Written	Call Options Purchased	Put Options Purchased
Average Market Value of Underlying Securities	0.03%	0.04%	0.16%	2.12%
Highest Market Value of Underlying Securities	0.88%	2.64%	4.11%	18.56%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of September 30, 2012	0.00%	0.00%	0.00%	0.00%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

The following is a summary of Mid Cap Growth Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 9/30/2011	—	$—
Options written	44,139	964,918
Options terminated in closing purchase transactions	(44,139)	(964,918)
Options exercised	—	—
Options expired	—	—

Outstanding at 9/30/2012	—	$—

5.  Purchases and Sales of Securities.  For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Equity and Income Fund	$472,290,052	$168,679,880
Growth Fund	31,129,825	20,857,089
Mid Cap Growth Fund	193,289,639	207,771,922
Value Fund	309,474,308	336,968,880

For the year ended September 30, 2012, purchases and sales of U.S. Government/Agency securities by the Global Equity and Income Fund were $34,914,871 and $15,628,920, respectively.

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Notes to Financial Statements (continued)

September 30, 2012

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2012, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Equity and Income Fund	0.75%
Growth Fund	0.50%
Mid Cap Growth Fund	0.75%
Value Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class
Global Equity and Income Fund	1.25%	—	2.00%	1.00%	—
Growth Fund	1.25%	2.00%	2.00%	1.00%	—
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	—
Value Fund	1.10%	1.85%	1.85%	0.85%	1.35%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

September 30, 2012

For the year ended September 30, 2012, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Global Equity and Income Fund	$5,184,567	$—	$5,184,567	0.75%	0.75%
Growth Fund	646,746	—	646,746	0.50%	0.50%
Mid Cap Growth Fund	794,290	131,776	662,514	0.75%	0.63%
Value Fund	6,406,256	—	6,406,256	0.50%	0.50%

[1]	Management fee waivers are subject to possible recovery until September 30, 2013.

No expenses were recovered for any of the Funds during the year ended September 30, 2012 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal

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Notes to Financial Statements (continued)

September 30, 2012

services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2012, service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Global Equity and Income Fund	$402,507	$—	$476,325	$—	$—	$1,428,974	$—
Growth Fund	74,397	5,707	25,604	—	17,119	76,812	—
Mid Cap Growth Fund	114,316	—	6,929	—	—	20,789	—
Value Fund	326,936	4,678	23,179	3	14,035	69,536	7

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees

87  |

Notes to Financial Statements (continued)

September 30, 2012

equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, administrative fees for each Fund were as follows:

Fund	Administrative Fees
Global Equity and Income Fund	$314,448
Growth Fund	58,912
Mid Cap Growth Fund	48,278
Value Fund	583,746

d.  Sub-Transfer Agent Fees.  NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended September 30, 2012, sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Equity and Income Fund	$492,745
Growth Fund	63,992
Mid Cap Growth Fund	142,349
Value Fund	1,858,768

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Notes to Financial Statements (continued)

September 30, 2012

As of September 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Equity and Income Fund	$7,041
Value Fund	23,863

As of September 30, 2012, NGAM Distribution owes the Funds the following for overpayments of sub-transfer agent fees:

Fund	Overpayments of Sub-Transfer Agent Fees
Growth Fund	$693
Mid Cap Growth Fund	2,267

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2012, were as follows:

Fund	Commissions
Global Equity and Income Fund	$1,078,423
Growth Fund	65,179
Mid Cap Growth Fund	17,100
Value Fund	24,934

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts

89  |

Notes to Financial Statements (continued)

September 30, 2012

and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At September 30, 2012, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Global Equity and Income Fund	1.73%	1.18%	2.91%
Growth Fund	4.82%	10.57%	15.39%
Mid Cap Growth Fund	9.47%	10.07%	19.54%
Value Fund	0.65%	1.16%	1.81%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar

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Notes to Financial Statements (continued)

September 30, 2012

quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended September 30, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Equity and Income Fund	$20,277
Growth Fund	4,811
Mid Cap Growth Fund	22,617
Value Fund	65,711

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2012, based on management’s evaluation of the shareholder account base, certain Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, including affiliated accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Non-Affiliated Shareholders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Growth Fund	2	15.42%	15.39%	30.81%
Mid Cap Growth Fund	1	10.37%	19.54%	29.91%

Shareholder positions in the Funds may be held by intermediaries utilizing omnibus accounts. The Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2012

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
Global Equity and Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,720,812	$141,220,300	5,840,219	$93,587,527
Issued in connection with the reinvestment of distributions	110,750	1,656,822	72,247	1,114,772
Redeemed	(3,998,699)	(64,584,778)	(2,449,449)	(38,839,952)

Net change	4,832,863	$78,292,344	3,463,017	$55,862,347

Class C
Issued from the sale of shares	6,618,891	$107,450,527	4,630,760	$73,457,166
Issued in connection with the reinvestment of distributions	37,940	564,931	29,527	453,530
Redeemed	(2,089,254)	(32,993,910)	(1,854,383)	(29,059,321)

Net change	4,567,577	$75,021,548	2,805,904	$44,851,375

Class Y
Issued from the sale of shares	16,942,461	$274,580,271	9,009,593	$143,819,801
Issued in connection with the reinvestment of distributions	185,653	2,784,787	117,939	1,824,523
Redeemed	(5,411,226)	(86,765,876)	(3,819,207)	(60,187,744)

Net change	11,716,888	$190,599,182	5,308,325	$85,456,580

Increase (decrease) from capital share transactions	21,117,328	$343,913,074	11,577,246	$186,170,302

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Notes to Financial Statements (continued)

September 30, 2012

11.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,936,271	$11,163,676	789,422	$4,312,824
Issued in connection with the reinvestment of distributions	6,836	38,350	—	—
Redeemed	(1,860,105)	(10,830,069)	(1,515,900)	(8,531,709)

Net change	83,002	$371,957	(726,478)	$(4,218,885)

Class B
Issued from the sale of shares	12,916	$73,151	12,241	$64,046
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(227,838)	(1,269,777)	(322,361)	(1,716,414)

Net change	(214,922)	$(1,196,626)	(310,120)	$(1,652,368)

Class C
Issued from the sale of shares	245,606	$1,431,273	174,419	$922,261
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(600,111)	(3,380,312)	(659,616)	(3,529,748)

Net change	(354,505)	$(1,949,039)	(485,197)	$(2,607,487)

Class Y
Issued from the sale of shares	3,663,289	$23,444,311	4,020,714	$24,184,766
Issued in connection with the reinvestment of distributions	46,359	275,371	—	—
Redeemed	(1,438,726)	(9,219,910)	(1,211,579)	(7,292,357)

Net change	2,270,922	$14,499,772	2,809,135	$16,892,409

Increase (decrease) from capital share transactions	1,784,497	$11,726,064	1,287,340	$8,413,669

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Notes to Financial Statements (continued)

September 30, 2012

11.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
Mid Cap Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	382,245	$10,336,274	1,466,372	$40,418,776
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(898,702)	(24,081,488)	(2,298,231)	(65,461,720)

Net change	(516,457)	$(13,745,214)	(831,859)	$(25,042,944)

Class C
Issued from the sale of shares	39,669	$1,032,950	98,542	$2,756,174
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(42,106)	(1,135,742)	(8,837)	(239,677)

Net change	(2,437)	$(102,792)	89,705	$2,516,497

Class Y
Issued from the sale of shares	547,417	$15,078,148	1,071,985	$31,656,798
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(634,861)	(18,048,468)	(453,103)	(13,031,891)

Net change	(87,444)	$(2,970,320)	618,882	$18,624,907

Increase (decrease) from capital share transactions	(606,338)	$(16,818,326)	(123,272)	$(3,901,540)

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Notes to Financial Statements (continued)

September 30, 2012

11.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	989,772	$18,793,820	1,915,039	$35,613,722
Issued in connection with the reinvestment of distributions	87,182	1,538,775	88,461	1,648,032
Redeemed	(2,772,225)	(51,186,817)	(1,900,272)	(35,517,239)

Net change	(1,695,271)	$(30,854,222)	103,228	$1,744,515

Class B
Issued from the sale of shares	1,714	$31,648	11,718	$225,248
Issued in connection with the reinvestment of distributions	211	3,758	438	8,207
Redeemed	(55,615)	(1,054,644)	(81,989)	(1,540,415)

Net change	(53,690)	$(1,019,238)	(69,833)	$(1,306,960)

Class C
Issued from the sale of shares	54,410	$1,016,926	207,950	$3,898,637
Issued in connection with the reinvestment of distributions	1,337	23,495	1,601	29,658
Redeemed	(182,376)	(3,372,547)	(258,633)	(4,682,108)

Net change	(126,629)	$(2,332,126)	(49,082)	$(753,813)

Class Y
Issued from the sale of shares	12,644,597	$238,607,810	21,675,948	$394,526,208
Issued in connection with the reinvestment of distributions	871,612	15,392,660	734,748	13,695,698
Redeemed	(13,771,730)	(260,802,172)	(9,761,611)	(181,413,250)

Net change	(255,521)	$(6,801,702)	12,649,085	$226,808,656

Admin Class
Issued from the sale of shares	98	$1,835	27	$502
Issued in connection with the reinvestment of distributions	1	12	1	11
Redeemed	(93)	(1,826)	(3)	(50)

Net change	6	$21	25	$463

Increase (decrease) from capital share transactions	(2,131,105)	$(41,007,267)	12,633,423	$226,492,861

95  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

|  96

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Equity and Income	18.41%
Growth	100.00%
Value	100.00%

Qualified Dividend Income.  For the fiscal year ended September 30, 2012, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Equity and Income
Growth
Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and Since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trust; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

|  98

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trust; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trust; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee and Chief Executive Officer Since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

|  102

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[5] (1965)	Trustee Since 2011 President Since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[6] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing experience as Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of the Trust. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

103  |

Trustee and Officer Information

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[4]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  104

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

105  |

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Annual Report

September 30, 2012

Portfolio Review	1
Portfolio of Investments	15
Financial Statements	28
Notes to Financial Statements	35

LOOMIS SAYLES SMALL CAP GROWTH FUND

Portfolio Review

Managers:

Mark F. Burns, CFA

John J. Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Market Conditions

U.S. equities rallied off the market low of October 3, 2011, the first trading day of the fund’s fiscal year. Market sentiment was at its low point at that time, primarily due to the European banking and sovereign debt crises and mounting economic concerns in the United States. Equities rallied, as various measures to delay or postpone the debt crisis in Europe emerged, and economic prospects in the United States appeared to strengthen relative to cautious expectations. Market leadership changed many times during the year, as investors rotated between having an appetite for risk and an aversion toward risk, between large-cap and small-cap stocks and between growth and value styles. Ultimately, all market segments posted strong returns for the 12-month period.

Performance Results

For the 12 months ended September 30, 2012, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 27.29%. The fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 31.18%.

Explanation of Fund Performance

The healthcare sector was among the largest detractors from relative performance, primarily due to results in the biotechnology segment. Given the volatility of these companies, we tend to underweight the industry. As a result, the fund did not own some of the sector’s leading performers for the period. Stock selection in the industrials sector also detracted from relative performance, while stock selection in the information technology, financials and energy sectors represented the largest contributors to relative results.

In terms of individual holdings, a position in hardwood flooring retailer Lumber Liquidators was a top contributor. The company reported strong earnings and improving same-store sales. Better margins and improving efficiencies within the supply chain drove the

1  |

firm’s guidance higher. A position in Ultimate Software, a provider of cloud-based people management software, also contributed positively to performance. With their best-in-class products, the company continued to add new clients and gain market share from incumbents. A position in Allot Communications, a developer of solutions to help broadband carriers track and bill usage, also aided performance as secular tailwinds for this company’s must-have technology drove above-average revenue growth.

On the other hand, a position in ZELTIQ Aesthetics, a developer of a non-invasive fat-elimination procedure, was among the largest performance detractors for the year. Slow growth and potential competition clouded the company’s outlook and led to poor results. This triggered our stop-loss discipline, and we exited the position. A position in Maxwell Technologies, a provider of energy storage solutions for the automotive and heavy transportation industries, also detracted from returns. Weakness in the European auto and bus markets led management to reduce earnings estimates for the coming year, triggering a sharp decline in the stock price, and we exited the position. In addition, a position in Titan Machinery, an agricultural and construction equipment provider, dragged down results. The company reported two consecutive disappointing quarters due to investments in its low-margin rental business and increasing inventory levels. The recent drought in the U.S. Midwest and expiring tax incentives at the end of 2012 further weakened Titan’s outlook, which led to a sharp decline in the stock price. We exited the position.

Outlook

Looking ahead, we believe equity valuations remain attractive and company balance sheets generally appear to be in decent shape. Although volatility abated somewhat in recent months, we believe it may move higher due to the continuing fiscal uncertainties in the United States, the results of the presidential election and slower global growth, which could make for a challenging environment. Because of our steadfast commitment to investing in high-quality, high growth small-cap companies while paying close attention to risk, we believe our portfolio is best positioned to offer attractive, consistent risk-adjusted returns despite the market conditions.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Total Returns

September 30, 2012

	1 year	5 years	10 years

Institutional Class (Inception 12/31/96)	27.29%	3.85%	11.68%
Retail Class (Inception 12/31/96)	26.79	3.57	11.39

Comparative Performance
Russell 2000 Growth Index(c)	31.18	2.96	10.55
Russell 2000 Index(c)	31.91	2.21	10.17
Lipper Small-Cap Growth Funds Index(c)	29.61	1.54	9.13

Cumulative Performance

September 30, 2002 to September 30, 2012(a)(b)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Portfolio Review

Managers:

Joseph R. Gatz, CFA

Jeffrey Schwartz, CFA

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers, including emerging market securities.

Market Conditions

U.S. equities rallied off the market low of October 3, 2011, the first trading day of the fund’s fiscal year. Market sentiment was at its low point at that time, primarily due to the European banking and sovereign debt crises and mounting economic concerns in the United States. Equities rallied as various measures to delay or postpone the debt crisis in Europe emerged, and economic prospects in the United States appeared to strengthen relative to cautious expectations. Market leadership changed many times during the year, as investors rotated between having an appetite for risk and being risk averse, between large-cap and small-cap stocks and between growth and value styles. Ultimately, all stock market segments posted strong returns for the 12-month period.

Performance Results

For the 12 months ended September 30, 2012, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 30.59%. The fund underperformed its benchmark, the Russell 2000 Value Index, which returned 32.63% for the period.

Explanation of Fund Performance

The fund outperformed its benchmark during the first half of the fiscal year, but it lagged modestly during the final six months, as market risk tolerance increased simultaneously with central bank stimulus in Europe and the United States. Stock selection was a slightly positive factor relative to the benchmark, with favorable selections in information technology, industrials and energy outweighing negative selections in financials, specifically real estate investment trusts (REITs).

A position in Wright Express, a provider of payment processing and information services to commercial and government vehicle fleets, was a leading positive contributor to performance. The company reported solid earnings and favorable results from acquisitions and progress in the healthcare and online travel payment

|  4

processing markets. Similarly, a position in AZZ, a manufacturer of electrical equipment and provider of galvanizing services to the steel structures industry, boosted performance. The company reported strong earnings along with enhanced growth prospects from acquisitions. Thomas & Betts, a manufacturer of electrical equipment for utility, industrial, and residential markets, was acquired at a premium by ABB in early 2012, which aided the fund’s results.

In terms of detractors, ACCO Brands, a manufacturer of office products, hurt performance. The company reported lower-than-expected earnings due to anemic economic conditions in the United States and Europe and a negative impact from currency exchange. The weak market for office products overshadowed the material cost and revenue advantages we expected from the company’s recently completed merger with the office products division of MeadWestvaco. In addition, the fund’s position in Cash America International, a provider of specialty financial services to consumers, detracted from performance. Shares declined as an acquisition of jewelry-only pawn shops in Mexico proved disappointing, and the company cancelled plans for an initial public offering of its Internet lending business. Late in September, the company announced plans to exit the jewelry-only pawn business in Mexico. Finally, a position in PHH, an outsource provider of mortgages and vehicle fleet services, sold-off sharply late in 2011 when Standard & Poor’s downgraded its debt rating. With prospects for higher borrowing costs in the intermediate term, we eliminated our position in early 2012.

Outlook

Looking ahead, we remain confident in our strategy, the fundamental character of the fund’s portfolio and what we view as reasonable stock market valuations. We believe our investment strategy is built around our greatest strength: selecting inefficiently priced small-cap value stocks through rigorous fundamental bottom-up analysis. As usual, there is less certainty surrounding events beyond our control, including the trajectory of the U.S. economy, the fallout from the European debt crisis and the political and fiscal hurdles remaining in the United States and worldwide.

5  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns

September 30, 2012

	1 year	5 years	10 years

Institutional Class (Inception 5/13/91)	30.59%	2.78%	10.41%
Retail Class (Inception 12/31/96)	30.26	2.53	10.14
Admin Class (Inception 1/2/98)	29.93	2.27	9.86
Comparative Performance
Russell 2000 Value Index(c)	32.63	1.35	9.68
Russell 2000 Index(c)	31.91	2.21	10.17
Lipper Small-Cap Core Funds Index(c)	28.06	2.44	9.99

Cumulative Performance

September 30, 2002 to September 30, 2012(a)(b)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2012 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012–9/30/2012
Actual	$1,000.00	$1,005.20	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

Retail Class
Actual	$1,000.00	$1,003.80	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012–9/30/2012
Actual	$1,000.00	$992.80	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

Retail Class
Actual	$1,000.00	$992.10	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$990.50	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

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performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Small Cap Value Fund, the performance of which lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement, including (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or

11  |

sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s performance was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Loomis Sayles Small Cap Growth Fund current expenses are below the cap. The Trustees noted that the Loomis Sayles Small Cap Value Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered factors that management believed justified the relatively higher advisory fee rate. They also noted that the Fund had an expense cap in place that had the effect of reducing the advisory fee and that the Fund’s advisory fee rate was only slightly above its peer group median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability,

|  12

including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, the Loomis Sayles Small Cap Growth Fund’s management fee and each Fund’s overall net expense ratio was at or below the median fee for a peer group of funds and that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

13  |

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.5% of Net Assets

	Aerospace & Defense – 2.1%
353,630	Hexcel Corp.(b)	$8,494,193
147,759	Triumph Group, Inc.	9,239,370

		17,733,563

	Airlines – 0.4%
192,933	Spirit Airlines, Inc.(b)	3,295,296

	Biotechnology – 6.2%
258,260	Aegerion Pharmaceuticals, Inc.(b)	3,827,413
487,973	Alkermes PLC(b)	10,125,440
189,029	Cubist Pharmaceuticals, Inc.(b)	9,012,903
560,944	Exact Sciences Corp.(b)	6,175,993
165,027	Genomic Health, Inc.(b)	5,724,787
199,080	Myriad Genetics, Inc.(b)	5,373,169
651,398	Neurocrine Biosciences, Inc.(b)	5,198,156
218,700	Seattle Genetics, Inc.(b)	5,893,965

		51,331,826

	Building Products – 0.2%
191,254	NCI Building Systems, Inc.(b)	1,918,278

	Capital Markets – 2.2%
422,272	Financial Engines, Inc.(b)	10,062,742
234,630	Stifel Financial Corp.(b)	7,883,568

		17,946,310

	Chemicals – 1.2%
754,144	Flotek Industries, Inc.(b)	9,555,004

	Commercial Banks – 4.9%
159,467	Bank of the Ozarks, Inc.	5,496,827
812,574	Boston Private Financial Holdings, Inc.	7,792,585
139,526	Signature Bank(b)	9,359,404
133,273	SVB Financial Group(b)	8,057,686
208,038	Texas Capital Bancshares, Inc.(b)	10,341,569

		41,048,071

	Communications Equipment – 2.5%
541,592	Ciena Corp.(b)	7,365,651
379,345	Ixia(b)	6,096,074
298,836	Procera Networks, Inc.(b)	7,022,646

		20,484,371

	Construction & Engineering – 0.8%
341,015	MasTec, Inc.(b)	6,717,996

	Distributors – 1.0%
202,180	Pool Corp.	8,406,644

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Consumer Services – 1.0%
354,059	Grand Canyon Education, Inc.(b)	$8,331,008

	Diversified Financial Services – 0.8%
199,668	MarketAxess Holdings, Inc.	6,309,509

	Electrical Equipment – 1.1%
358,389	Thermon Group Holdings, Inc.(b)	8,956,141

	Electronic Equipment, Instruments & Components – 3.7%
111,247	FARO Technologies, Inc.(b)	4,596,726
91,308	FEI Co.	4,884,978
152,197	IPG Photonics Corp.(b)	8,720,888
203,677	Measurement Specialties, Inc.(b)	6,717,268
76,018	OSI Systems, Inc.(b)	5,917,241

		30,837,101

	Energy Equipment & Services – 3.5%
107,719	Dril-Quip, Inc.(b)	7,742,842
330,697	Forum Energy Technologies, Inc.(b)	8,042,551
126,751	Lufkin Industries, Inc.	6,821,739
118,625	Oceaneering International, Inc.	6,554,031

		29,161,163

	Food & Staples Retailing – 1.7%
111,621	Fresh Market, Inc. (The)(b)	6,695,028
205,173	Susser Holdings Corp.(b)	7,421,107

		14,116,135

	Health Care Equipment & Supplies – 9.9%
235,111	Abaxis, Inc.(b)	8,445,187
284,508	ABIOMED, Inc.(b)	5,971,823
284,667	Align Technology, Inc.(b)	10,524,139
416,231	Conceptus, Inc.(b)	8,453,652
180,690	Cyberonics, Inc.(b)	9,471,770
437,668	Endologix, Inc.(b)	6,048,572
91,628	ICU Medical, Inc.(b)	5,541,661
376,083	Insulet Corp.(b)	8,115,871
344,328	NuVasive, Inc.(b)	7,888,555
318,468	NxStage Medical, Inc.(b)	4,206,962
271,355	Volcano Corp.(b)	7,752,612

		82,420,804

	Health Care Providers & Services – 2.3%
354,163	Hanger Orthopedic Group, Inc.(b)	10,104,271
330,855	Team Health Holdings, Inc.(b)	8,976,096

		19,080,367

	Health Care Technology – 0.7%
304,289	MedAssets, Inc.(b)	5,416,344

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 5.2%
214,797	Life Time Fitness, Inc.(b)	$9,824,815
37,368	Panera Bread Co., Class A(b)	6,385,817
589,063	Shuffle Master, Inc.(b)	9,313,086
475,464	Texas Roadhouse, Inc.	8,130,434
162,621	Vail Resorts, Inc.	9,375,101

		43,029,253

	Insurance – 0.9%
287,021	Amtrust Financial Services, Inc.	7,353,478

	Internet Software & Services – 4.2%
253,554	Cornerstone OnDemand, Inc.(b)	7,773,966
126,804	CoStar Group, Inc.(b)	10,339,598
466,693	DealerTrack Holdings, Inc.(b)	12,997,400
165,905	Trulia, Inc.(b)	3,553,685

		34,664,649

	IT Services – 2.2%
262,856	Heartland Payment Systems, Inc.	8,327,278
447,718	InterXion Holding NV(b)	10,172,153

		18,499,431

	Life Sciences Tools & Services – 1.1%
300,972	PAREXEL International Corp.(b)	9,257,899

	Machinery – 4.2%
161,285	Chart Industries, Inc.(b)	11,910,897
67,465	Middleby Corp. (The)(b)	7,801,653
184,592	RBC Bearings, Inc.(b)	8,878,875
99,968	Robbins & Myers, Inc.	5,958,093

		34,549,518

	Oil, Gas & Consumable Fuels – 3.4%
252,325	Approach Resources, Inc.(b)	7,602,552
148,026	Gulfport Energy Corp.(b)	4,627,293
260,289	Oasis Petroleum, Inc.(b)	7,670,717
179,407	Rosetta Resources, Inc.(b)	8,593,595

		28,494,157

	Pharmaceuticals – 1.9%
96,012	Medicis Pharmaceutical Corp., Class A	4,154,439
605,261	Nektar Therapeutics(b)	6,464,187
70,221	Optimer Pharmaceuticals, Inc.(b)	991,521
239,122	Pacira Pharmaceuticals, Inc.(b)	4,160,723

		15,770,870

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Professional Services – 3.9%
211,857	Advisory Board Co. (The)(b)	$10,133,120
279,321	Corporate Executive Board Co. (The)	14,979,985
215,545	Huron Consulting Group, Inc.(b)	7,505,277

		32,618,382

	Road & Rail – 1.3%
163,491	Genesee & Wyoming, Inc., Class A(b)	10,931,008

	Semiconductors & Semiconductor Equipment – 5.4%
244,894	Cavium, Inc.(b)	8,162,317
137,977	Cymer, Inc.(b)	7,045,106
182,454	EZchip Semiconductor Ltd.(b)	5,581,268
144,926	Hittite Microwave Corp.(b)	8,039,045
159,253	Silicon Laboratories, Inc.(b)	5,854,140
156,419	Ultratech, Inc.(b)	4,908,428
230,194	Volterra Semiconductor Corp.(b)	5,034,343

		44,624,647

	Software – 8.2%
342,725	Allot Communications Ltd.(b)	9,089,067
156,847	CommVault Systems, Inc.(b)	9,206,919
197,422	Ellie Mae, Inc.(b)	5,375,801
294,023	Guidewire Software, Inc.(b)	9,129,414
206,350	Imperva, Inc.(b)	7,632,887
276,917	QLIK Technologies, Inc.(b)	6,205,710
182,240	Sourcefire, Inc.(b)	8,935,227
118,731	Ultimate Software Group, Inc. (The)(b)	12,122,435

		67,697,460

	Specialty Retail – 6.6%
369,292	Asbury Automotive Group, Inc.(b)	10,321,711
150,165	Cabela’s, Inc.(b)	8,211,022
419,492	Chico’s FAS, Inc.	7,597,000
135,678	Hibbett Sports, Inc.(b)	8,066,057
148,941	Lumber Liquidators Holdings, Inc.(b)	7,548,330
132,951	rue21, Inc.(b)	4,141,424
155,137	Vitamin Shoppe, Inc.(b)	9,047,590

		54,933,134

	Textiles, Apparel & Luxury Goods – 1.8%
300,920	Fifth & Pacific Cos., Inc.(b)	3,845,757
196,353	Oxford Industries, Inc.	11,084,127

		14,929,884

	Total Common Stocks (Identified Cost $702,495,487)	800,419,701

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 2.8%
$23,095,920	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $23,095,939 on 10/01/2012 collateralized by $22,970,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $23,559,135 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $23,095,920)	$23,095,920

	Total Investments – 99.3% (Identified Cost $725,591,407)(a)	823,515,621
	Other assets less liabilities—0.7%	5,774,550

	Net Assets – 100.0%	$829,290,171

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $726,096,514 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$107,189,185
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,770,078)

	Net unrealized appreciation	$97,419,107

(b)	Non-income producing security.

Industry Summary at September 30, 2012 (Unaudited)

Health Care Equipment & Supplies	9.9%
Software	8.2
Specialty Retail	6.6
Biotechnology	6.2
Semiconductors & Semiconductor Equipment	5.4
Hotels, Restaurants & Leisure	5.2
Commercial Banks	4.9
Internet Software & Services	4.2
Machinery	4.2
Professional Services	3.9
Electronic Equipment, Instruments & Components	3.7
Energy Equipment & Services	3.5
Oil, Gas & Consumable Fuels	3.4
Communications Equipment	2.5
Health Care Providers & Services	2.3
IT Services	2.2
Capital Markets	2.2
Aerospace & Defense	2.1
Other Investments, less than 2% each	15.9
Short-Term Investments	2.8

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 98.0% of Net Assets

	Auto Components – 1.2%
534,579	Dana Holding Corp.	$6,575,322
172,744	Tenneco, Inc.(b)	4,836,832

		11,412,154

	Building Products – 0.6%
136,504	Armstrong World Industries, Inc.(b)	6,329,691

	Capital Markets – 1.8%
777,711	Fifth Street Finance Corp.	8,539,267
269,619	Stifel Financial Corp.(b)	9,059,198

		17,598,465

	Chemicals – 3.0%
125,729	Cabot Corp.	4,597,909
112,430	Koppers Holdings, Inc.	3,927,180
97,033	Minerals Technologies, Inc.	6,882,551
282,814	Olin Corp.	6,145,548
83,411	WR Grace & Co.(b)	4,927,922
182,181	Zep, Inc.	2,754,577

		29,235,687

	Commercial Banks – 9.2%
587,102	BancorpSouth, Inc.	8,653,884
618,248	Cathay General Bancorp	10,670,961
159,134	City National Corp.	8,196,992
495,700	CVB Financial Corp.	5,918,658
482,130	First Financial Bancorp	8,152,818
138,673	First Financial Bankshares, Inc.	4,996,388
160,056	IBERIABANK Corp.	7,330,565
246,925	Pinnacle Financial Partners, Inc.(b)	4,770,591
260,432	Popular, Inc.(b)	4,539,330
183,036	Prosperity Bancshares, Inc.	7,800,994
147,680	Signature Bank(b)	9,906,374
264,608	Wintrust Financial Corp.	9,941,323

		90,878,878

	Commercial Services & Supplies – 3.9%
586,807	ACCO Brands Corp.(b)	3,808,378
48,642	Brink’s Co. (The)	1,249,613
506,299	KAR Auction Services, Inc.(b)	9,994,342
144,766	McGrath Rentcorp	3,776,945
438,131	Rollins, Inc.	10,247,884
130,259	Team, Inc.(b)	4,148,749
182,077	Waste Connections, Inc.	5,507,829

		38,733,740

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Communications Equipment – 1.6%
808,082	Brocade Communications Systems, Inc.(b)	$4,779,805
662,976	Harmonic, Inc.(b)	3,009,911
214,858	NETGEAR, Inc.(b)	8,194,684

		15,984,400

	Computers & Peripherals – 0.3%
256,240	QLogic Corp.(b)	2,926,261

	Construction & Engineering – 0.9%
277,793	MYR Group, Inc.(b)	5,541,970
237,458	Primoris Services Corp.	3,098,827

		8,640,797

	Consumer Finance – 1.3%
93,736	Cash America International, Inc.	3,615,398
547,970	DFC Global Corp.(b)	9,397,685

		13,013,083

	Distributors – 0.5%
109,064	Core-Mark Holding Co., Inc.	5,247,069

	Diversified Financial Services – 0.7%
222,094	MarketAxess Holdings, Inc.	7,018,170

	Electric Utilities – 2.5%
220,623	ALLETE, Inc.	9,208,804
81,523	ITC Holdings Corp.	6,161,508
261,847	UIL Holdings Corp.	9,389,834

		24,760,146

	Electrical Equipment – 3.6%
287,432	AZZ, Inc.	10,916,668
126,849	Belden, Inc.	4,678,191
128,758	EnerSys(b)	4,543,870
208,227	General Cable Corp.(b)	6,117,709
148,139	Global Power Equipment Group, Inc.	2,739,090
357,614	II-VI, Inc.(b)	6,801,818

		35,797,346

	Electronic Equipment, Instruments & Components – 3.7%
137,741	Cognex Corp.	4,763,084
359,931	GSI Group, Inc.(b)	3,206,985
152,527	Littelfuse, Inc.	8,623,877
337,014	Methode Electronics, Inc.	3,272,406
146,804	Rogers Corp.(b)	6,218,617
158,371	ScanSource, Inc.(b)	5,071,039
545,241	Vishay Intertechnology, Inc.(b)	5,359,719

		36,515,727

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Energy Equipment & Services – 2.2%
289,873	Helix Energy Solutions Group, Inc.(b)	$5,295,980
149,148	Lufkin Industries, Inc.	8,027,145
148,637	Oceaneering International, Inc.	8,212,194

		21,535,319

	Food & Staples Retailing – 0.9%
62,891	Casey’s General Stores, Inc.	3,593,592
348,659	Spartan Stores, Inc.	5,337,969

		8,931,561

	Food Products – 2.0%
329,955	Darling International, Inc.(b)	6,034,877
147,190	Ingredion, Inc.	8,119,000
93,203	J & J Snack Foods Corp.	5,343,328

		19,497,205

	Gas Utilities – 0.9%
280,109	UGI Corp.	8,893,461

	Health Care Equipment & Supplies – 1.1%
155,947	SurModics, Inc.(b)	3,153,248
112,062	Teleflex, Inc.	7,714,348

		10,867,596

	Health Care Providers & Services – 3.0%
263,596	Bio-Reference Labs, Inc.(b)	7,533,574
193,953	Hanger Orthopedic Group, Inc.(b)	5,533,479
116,531	MEDNAX, Inc.(b)	8,675,733
136,766	WellCare Health Plans, Inc.(b)	7,734,117

		29,476,903

	Hotels, Restaurants & Leisure – 3.8%
122,741	Churchill Downs, Inc.	7,698,316
117,929	Cracker Barrel Old Country Store, Inc.	7,914,215
233,793	Marriott Vacations Worldwide Corp.(b)	8,421,224
113,080	Six Flags Entertainment Corp.	6,649,104
124,251	Wyndham Worldwide Corp.	6,520,692

		37,203,551

	Household Durables – 1.7%
229,532	Jarden Corp.	12,128,471
329,952	La-Z-Boy, Inc.(b)	4,827,198

		16,955,669

	Industrial Conglomerates – 0.7%
240,946	Raven Industries, Inc.	7,091,041

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Insurance – 3.7%
446,540	Employers Holdings, Inc.	$8,185,078
326,467	HCC Insurance Holdings, Inc.	11,063,967
108,309	ProAssurance Corp.	9,795,466
133,959	Reinsurance Group of America, Inc., Class A	7,752,207

		36,796,718

	Internet & Catalog Retail – 1.1%
127,655	HSN, Inc.	6,261,478
97,059	Liberty Ventures, Series A(b)	4,818,009

		11,079,487

	Internet Software & Services – 0.9%
98,524	IAC/InterActiveCorp	5,129,159
341,227	Perficient, Inc.(b)	4,118,610

		9,247,769

	IT Services – 3.1%
463,380	Convergys Corp.	7,261,164
429,339	Euronet Worldwide, Inc.(b)	8,067,280
215,207	Wright Express Corp.(b)	15,004,232

		30,332,676

	Machinery – 5.4%
172,663	Actuant Corp., Class A	4,941,615
110,937	Alamo Group, Inc.	3,747,452
296,706	Albany International Corp., Class A	6,518,631
443,446	Altra Holdings, Inc.	8,070,717
185,466	John Bean Technologies Corp.	3,028,660
34,988	Middleby Corp. (The)(b)	4,046,012
170,275	RBC Bearings, Inc.(b)	8,190,228
189,727	TriMas Corp.(b)	4,574,318
123,266	Wabtec Corp.	9,897,027

		53,014,660

	Marine – 0.7%
121,016	Kirby Corp.(b)	6,689,765

	Media – 2.0%
178,757	Arbitron, Inc.	6,774,890
186,322	John Wiley & Sons, Inc., Class A	8,561,496
447,724	Live Nation Entertainment, Inc.(b)	3,854,904

		19,191,290

	Metals & Mining – 2.6%
102,828	Haynes International, Inc.	5,362,480
560,885	Horsehead Holding Corp.(b)	5,238,666

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Metals & Mining – continued
154,083	Reliance Steel & Aluminum Co.	$8,066,245
440,342	SunCoke Energy, Inc.(b)	7,098,313

		25,765,704

	Multi Utilities – 0.4%
96,223	NorthWestern Corp.	3,486,159

	Multiline Retail – 0.6%
398,351	Fred’s, Inc. Class A	5,668,535

	Oil, Gas & Consumable Fuels – 1.9%
109,369	Berry Petroleum Co., Class A	4,443,662
232,910	Cloud Peak Energy, Inc.(b)	4,215,671
488,885	EPL Oil & Gas, Inc.(b)	9,919,477

		18,578,810

	Pharmaceuticals – 0.8%
287,573	Impax Laboratories, Inc.(b)	7,465,395

	REITs – Apartments – 3.4%
233,803	American Campus Communities, Inc.	10,259,276
124,279	Home Properties, Inc.	7,614,574
133,984	Mid-America Apartment Communities, Inc.	8,750,495
258,603	UDR, Inc.	6,418,526

		33,042,871

	REITs – Diversified – 1.4%
317,842	DuPont Fabros Technology, Inc.	8,025,510
157,581	Potlatch Corp.	5,888,802

		13,914,312

	REITs – Healthcare – 1.0%
427,396	Omega Healthcare Investors, Inc.	9,714,711

	REITs – Hotels – 0.8%
1,629,443	Hersha Hospitality Trust	7,984,271

	REITs – Office Property – 1.0%
532,268	BioMed Realty Trust, Inc.	9,964,057

	REITs – Single Tenant – 0.6%
195,910	National Retail Properties, Inc.	5,975,255

	REITs – Storage – 2.1%
776,343	CubeSmart	9,991,535
180,366	Sovran Self Storage, Inc.	10,434,173

		20,425,708

	Road & Rail – 2.8%
381,765	Avis Budget Group, Inc.(b)	5,871,546

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Road & Rail – continued
121,198	Genesee & Wyoming, Inc., Class A(b)	$8,103,298
293,871	Old Dominion Freight Line, Inc.(b)	8,863,150
207,617	Werner Enterprises, Inc.	4,436,775

		27,274,769

	Semiconductors & Semiconductor Equipment – 2.1%
624,302	Lattice Semiconductor Corp.(b)	2,391,077
90,846	MKS Instruments, Inc.	2,315,664
278,294	Semtech Corp.(b)	6,999,094
619,995	Teradyne, Inc.(b)	8,816,329

		20,522,164

	Software – 1.5%
453,580	Comverse Technology, Inc.(b)	2,789,517
285,214	Monotype Imaging Holdings, Inc.	4,446,486
314,189	SS&C Technologies Holdings, Inc.(b)	7,920,705

		15,156,708

	Specialty Retail – 4.2%
131,282	Genesco, Inc.(b)	8,760,448
941,746	Hot Topic, Inc.	8,193,190
105,292	Jos. A. Bank Clothiers, Inc.(b)	5,104,556
175,920	Rent-A-Center, Inc.	6,171,274
510,856	Sally Beauty Holdings, Inc.(b)	12,817,377

		41,046,845

	Thrifts & Mortgage Finance – 0.7%
557,049	Capitol Federal Financial, Inc.	6,662,306

	Trading Companies & Distributors – 1.4%
91,850	DXP Enterprises, Inc.(b)	4,387,675
211,603	H&E Equipment Services, Inc.	2,564,628
341,141	Rush Enterprises, Inc., Class A(b)	6,570,376

		13,522,679

	Transportation Infrastructure – 0.3%
251,543	Wesco Aircraft Holdings, Inc.(b)	3,436,077

	Water Utilities – 0.4%
222,776	Middlesex Water Co.	4,268,388

	Total Common Stocks (Identified Cost $736,274,157)	964,772,009

Closed End Investment Companies – 0.9%
527,881	Ares Capital Corp. (Identified Cost $7,110,703)	9,047,880

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Warrants – 0.0%
67,892	Magnum Hunter Resources Corp., Expiration on 10/14/2013 at $10.50(b)(c)(d) (Identified Cost $0)	$—

Principal Amount

Short-Term Investments – 1.3%
$12,694,726	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $12,694,737 on 10/01/2012 collateralized by $12,335,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $12,951,750 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $12,694,726)	12,694,726

	Total Investments – 100.2% (Identified Cost $756,079,586)(a)	986,514,615
	Other assets less liabilities—(0.2)%	(2,405,323)

	Net Assets – 100.0%	$984,109,292

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $757,282,514 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$250,346,557
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,114,456)

	Net unrealized appreciation	$229,232,101

(b)	Non-income producing security.
(c)	Fair valued security by the Fund’s investment adviser.
(d)	Illiquid security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2012 (Unaudited)

Commercial Banks	9.2%
Machinery	5.4
Specialty Retail	4.2
Commercial Services & Supplies	3.9
Hotels, Restaurants & Leisure	3.8
Insurance	3.7
Electronic Equipment, Instruments & Components	3.7
Electrical Equipment	3.6
REITs—Apartments	3.4
IT Services	3.1
Health Care Providers & Services	3.0
Chemicals	3.0
Road & Rail	2.8
Metals & Mining	2.6
Electric Utilities	2.5
Energy Equipment & Services	2.2
Semiconductors & Semiconductor Equipment	2.1
REITs—Storage	2.1
Food Products	2.0
Media	2.0
Other Investments, less than 2% each	30.6
Short-Term Investments	1.3

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Statements of Assets and Liabilities

September 30, 2012

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$725,591,407	$756,079,586
Net unrealized appreciation	97,924,214	230,435,029

Investments at value	823,515,621	986,514,615
Cash	—	26,394
Receivable for Fund shares sold	5,472,353	713,396
Receivable for securities sold	1,584,638	642,058
Dividends and interest receivable	38,322	1,117,016

TOTAL ASSETS	830,610,934	989,013,479

LIABILITIES
Payable for securities purchased	—	3,280,386
Payable for Fund shares redeemed	534,522	712,225
Management fees payable (Note 5)	498,455	605,069
Deferred Trustees’ fees (Note 5)	84,000	156,943
Administrative fees payable (Note 5)	29,704	36,724
Payable to distributor (Note 5d)	8,429	13,178
Other accounts payable and accrued expenses	165,653	99,662

TOTAL LIABILITIES	1,320,763	4,904,187

NET ASSETS	$829,290,171	$984,109,292

NET ASSETS CONSIST OF:
Paid-in capital	$748,215,241	$756,053,456
Accumulated net investment (loss)/Undistributed net investment income	(4,261,711)	4,639,670
Accumulated net realized loss on investments	(12,587,573)	(7,018,863)
Net unrealized appreciation on investments	97,924,214	230,435,029

NET ASSETS	$829,290,171	$984,109,292

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$599,468,619	$572,776,302

Shares of beneficial interest	31,273,924	19,653,624

Net asset value, offering and redemption price per share	$19.17	$29.14

Retail Class:
Net assets	$229,821,552	$343,480,452

Shares of beneficial interest	12,480,596	11,911,680

Net asset value, offering and redemption price per share	$18.41	$28.84

Admin Class:
Net assets	$—	$67,852,538

Shares of beneficial interest	—	2,404,344

Net asset value, offering and redemption price per share	$—	$28.22

See accompanying notes to financial statements.

|  28

Statements of Operations

For the Year Ended September 30, 2012

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$885,578	$16,167,925
Interest	616	333
Less net foreign taxes withheld	(8,759)	—

	877,435	16,168,258

Expenses
Management fees (Note 5)	4,191,200	7,351,125
Service and distribution fees (Note 5)	465,283	1,270,059
Administrative fees (Note 5)	253,968	446,654
Trustees’ fees and expenses (Note 5)	31,364	43,982
Transfer agent fees and expenses (Notes 5 and 6)	721,584	1,026,268
Audit and tax services fees	37,282	42,503
Custodian fees and expenses	40,327	36,769
Legal fees	8,003	14,068
Registration fees	122,993	81,647
Shareholder reporting expenses	43,334	73,248
Miscellaneous expenses	14,953	29,632

Total expenses	5,930,291	10,415,955
Fee/expense recovery (Note 5)	—	5,398
Less waiver and/or expense reimbursement (Note 5)	(60,902)	(329,939)

Net expenses	5,869,389	10,091,414

Net investment income (loss)	(4,991,954)	6,076,844

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	14,608,048	49,521,017
Net change in unrealized appreciation (depreciation) on:
Investments	100,644,997	195,787,207

Net realized and unrealized gain on investments	115,253,045	245,308,224

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,261,091	$251,385,068

See accompanying notes to financial statements.

29  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income (loss)	$(4,991,954)	$(2,094,856)	$6,076,844	$1,910,022
Net realized gain on investments	14,608,048	24,546,166	49,521,017	92,685,709
Net change in unrealized appreciation (depreciation) on investments	100,644,997	(32,206,864)	195,787,207	(102,463,891)

Net increase (decrease) in net assets resulting from operations	110,261,091	(9,755,554)	251,385,068	(7,868,160)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(1,033,252)	(3,276,433)
Retail Class	—	—	—	(1,768,636)
Admin Class	—	—	—	(178,569)

Total distributions	—	—	(1,033,252)	(5,223,638)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	451,606,631	149,332,650	(111,263,616)	(54,117,495)

Net increase (decrease) in net assets	561,867,722	139,577,096	139,088,200	(67,209,293)
NET ASSETS
Beginning of the year	267,422,449	127,845,353	845,021,092	912,230,385

End of the year	$829,290,171	$267,422,449	$984,109,292	$845,021,092

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(4,261,711)	$(69,983)	$4,639,670	$(141,018)

See accompanying notes to financial statements.

|  30

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
SMALL CAP GROWTH FUND

Institutional Class
9/30/2012	$15.06	$(0.14)		$4.25	$4.11	$—	$—	$—
9/30/2011	14.03	(0.13)		1.16 (g)	1.03	—	—	—
9/30/2010	11.58	(0.11	)(i)	2.56	2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—

Retail Class
9/30/2012	14.52	(0.19)		4.08	3.89	—	—	—
9/30/2011	13.55	(0.18)		1.15 (g)	0.97	—	—	—
9/30/2010	11.21	(0.13	)(i)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(h)	Includes fee/expense recovery of 0.03%.
(i)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.

See accompanying notes to financial statements.

31  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment loss (%) (f)		Portfolio turnover rate (%)

$—	$19.17	27.29	$599,469	0.95		0.95		(0.79)		77
—	15.06	7.34	154,313	0.98	(h)	0.98	(h)	(0.78)		76
—	14.03	21.16	52,501	1.00		1.06		(0.85	)(i)	69
—	11.58	(11.40)	45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)		92

—	18.41	26.79	229,822	1.25		1.28		(1.09)		77
—	14.52	7.16	113,110	1.25		1.27		(1.07)		76
—	13.55	20.87	75,344	1.25		1.39		(1.10	)(i)	69
—	11.21	(11.66)	75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)		92

See accompanying notes to financial statements.

|  32

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
SMALL CAP VALUE FUND

Institutional Class
9/30/2012	$22.36	$0.21		$6.62	$6.83	$(0.05)	$—	$(0.05)
9/30/2011	22.93	0.09	(h)	(0.50)	(0.41)	(0.16)	—	(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(i)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)

Retail Class
9/30/2012	22.14	0.13		6.57	6.70	—	—	—
9/30/2011	22.71	0.02	(h)	(0.48)	(0.46)	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(i)	(4.00)	(3.95)	—	(2.78)	(2.78)

Admin Class
9/30/2012	21.72	0.06		6.44	6.50	—	—	—
9/30/2011	22.30	(0.04	)(h)	(0.49)	(0.53)	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(i)	(3.94)	(3.95)	—	(2.78)	(2.78)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.
(i)	Includes a non-recurring dividend of $0.02 per share.

See accompanying notes to financial statements.

33  |

					Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$29.14	30.59		$572,776	0.90	(g)	0.90	(g)	0.76		19
—	22.36	(1.88	)(h)	431,761	0.90		0.93		0.33	(h)	42
—	22.93	11.39		454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)		553,268	0.89		0.89		0.47		61

—	28.84	30.26		343,480	1.15		1.22		0.49		19
—	22.14	(2.12	)(h)	347,759	1.15		1.22		0.08	(h)	42
—	22.71	11.10		383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)		464,525	1.15		1.27		0.21		61

—	28.22	29.93		67,853	1.40		1.52		0.24		19
—	21.72	(2.40	)(h)	65,500	1.40		1.52		(0.17	)(h)	42
—	22.30	10.89		73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)		77,855	1.40		1.68		(0.04)		61

See accompanying notes to financial statements.

|  34

Notes to Financial Statements

September 30, 2012

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. The Funds continue to offer Institutional Class and Retail Class shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services

35  |

Notes to Financial Statements – continued

September 30, 2012

generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the

|  36

Notes to Financial Statements – continued

September 30, 2012

Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

37  |

Notes to Financial Statements – continued

September 30, 2012

The Funds may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Funds. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses and REIT basis adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 was as follows:

	2012 Distributions Paid From:			2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Value Fund	1,033,252	—	1,033,252	5,223,638	—	5,223,638

|  38

Notes to Financial Statements – continued

September 30, 2012

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$4,796,613
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	4,796,613

Late-year ordinary and post-October capital loss deferrals*	(16,260,177)	(5,815,935)
Unrealized appreciation	97,419,107	229,232,101

Total accumulated earnings	$81,158,930	$228,212,779

Capital loss carryforward utilized in the current year	$26,874,285	$55,320,015

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver

39  |

Notes to Financial Statements – continued

September 30, 2012

additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2012 , neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  40

Notes to Financial Statements – continued

September 30, 2012

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$800,419,701	$—	$—	$800,419,701
Short-Term Investments	—	23,095,920	—	23,095,920

Total	$800,419,701	$23,095,920	$—	$823,515,621

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$964,772,009	$—	$—	$964,772,009
Closed End Investment Companies	9,047,880	—	—	9,047,880
Warrants(b)	—	—	—	—
Short-Term Investments	—	12,694,726	—	12,694,726

Total	$973,819,889	$12,694,726	$—	$986,514,615

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using level 2 inputs.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

4.  Purchases and Sales of Securities. For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$840,553,855	$411,310,539
Small Cap Value Fund	184,085,761	279,488,146

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

41  |

Notes to Financial Statements – continued

September 30, 2012

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2012, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$4,191,200	0.75%
Small Cap Value Fund	7,351,125	0.75%

For the year ended September 30, 2012, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$60,902	$—	$60,902
Small Cap Value Fund	—	247,967	81,972	329,939

1Expense reimbursements are subject to possible recovery until September 30, 2013.

For the year ended September 30, 2012, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Value Fund	$5,398	$—	$5,398

|  42

Notes to Financial Statements – continued

September 30, 2012

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$465,283	$—
Small Cap Value Fund	178,127	913,805	178,127

43  |

Notes to Financial Statements – continued

September 30, 2012

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$253,968
Small Cap Value Fund	446,654

d.  Sub-Transfer Agent Fees. NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended September 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$358,661	$185,330	$—
Small Cap Value Fund	352,238	498,329	130,622

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Notes to Financial Statements – continued

September 30, 2012

As of September 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$5,725	$2,704	$—
Small Cap Value Fund	5,720	5,886	1,572

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000. Each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

45  |

Notes to Financial Statements – continued

September 30, 2012

f.  Affiliated Ownership. At September 30, 2012, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest of the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	0.81%	1.11%	1.92%
Small Cap Value Fund	1.14%	2.04%	3.18%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Expenses. For the year ended September 30, 2012, the class-specific transfer agent fees and expenses (including sub-transfer agent fees) for each Fund were as follows:

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$378,018	$343,566	$—
Small Cap Value Fund	382,299	510,805	133,164

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, neither Fund had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$51,598
Small Cap Value Fund	44,143

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Notes to Financial Statements – continued

September 30, 2012

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	25,012,829	$444,379,599	8,270,565	$142,244,743
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(3,982,168)	(71,766,116)	(1,769,935)	(30,230,462)

Net change	21,030,661	$372,613,483	6,500,630	$112,014,281

Retail Class
Issued from the sale of shares	8,772,957	$149,204,216	5,486,059	$91,670,428
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,084,044)	(70,211,068)	(3,253,098)	(54,352,059)

Net change	4,688,913	$78,993,148	2,232,961	$37,318,369

Increase (decrease) from capital share transactions	25,719,574	$451,606,631	8,733,591	$149,332,650

47  |

Notes to Financial Statements – continued

September 30, 2012

9.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,160,980	$112,254,002	3,546,529	$95,137,414
Issued in connection with the reinvestment of distributions	37,002	980,177	114,244	3,053,733
Redeemed	(3,852,812)	(105,017,313)	(4,186,397)	(112,560,971)

Net change	345,170	$8,216,866	(525,624)	$(14,369,824)

Retail Class
Issued from the sale of shares	1,188,522	$32,260,155	2,574,140	$67,167,049
Issued in connection with the reinvestment of distributions	—	—	66,486	1,762,558
Redeemed	(4,987,227)	(135,496,848)	(3,836,066)	(101,096,155)

Net change	(3,798,705)	$(103,236,693)	(1,195,440)	$(32,166,548)

Admin Class
Issued from the sale of shares	593,951	$15,631,061	1,061,267	$27,365,871
Issued in connection with the reinvestment of distributions	—	—	5,109	133,140
Redeemed	(1,205,509)	(31,874,850)	(1,344,604)	(35,080,134)

Net change	(611,558)	$(16,243,789)	(278,228)	$(7,581,123)

Increase (decrease) from capital share transactions	(4,065,093)	$(111,263,616)	(1,999,292)	$(54,117,495)

|  48

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

49  |

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Qualified Dividend Income. For the fiscal year ended September 30, 2012, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

|  50

Trustee and Officer Information

As of 9/30/12

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

51  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

|  52

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44
			Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

53  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trusts; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trusts; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  54

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee Since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

55  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

John T. Hailer[6] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of Trustees of the Trusts. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[4]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  56

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

57  |

ANNUAL REPORT

September 30, 2012

Loomis Sayles Investment Grade Bond Fund

Portfolio Review page  1

Portfolio of Investments page 13

Financial Statements page  34

Notes to Financial Statements page 41

Loomis Sayles Investment Grade Bond Fund

Management Discussion

Managers:

Matthew J. Eagan, CFA

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in below investment-grade fixed-income securities and up to 10% of its assets in equity securities (including up to 5% in common stocks). The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

Symbols:

Class A	LIGRX
Class B	LGBBX
Class C	LGBCX
Class Y	LSIIX
Admin Class	LIGAX

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a portfolio manager of the fund.

Market Conditions

U.S. economic data showed signs of improvement during the first half of the 12-month period that ended September 30, 2012, but began to deteriorate in the second half. The U.S. Commerce Department revised the second quarter economic growth rate lower, and employment numbers remained weak. U.S. Treasury yields fell to record lows as volatility persisted during the period, reflecting concerns about the ongoing sovereign debt crisis in Europe and the global economic slowdown.

Quantitative easing, a central bank tool designed to help keep long-term interest rates low and a major theme during the 12-month period, helped buoy the financial markets intermittently. In December 2011, the European Central Bank (ECB) implemented a program designed to provide additional liquidity to the euro zone. Midway through 2012, the Federal Reserve (the Fed) extended Operation Twist (a stimulus plan in which the Fed is buying long-term securities and selling the same dollar amount of short-term securities) through the remainder of the year. Late in the period, the ECB launched an additional sovereign debt-buying program, and the Fed announced its third round of quantitative easing, in which it will purchase $40 billion per month of agency mortgage-backed securities (MBS) with no specified end date.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles Investment Grade Bond Fund returned 11.74% at net asset value. The fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 5.66% for the period. It also outperformed the 7.70% average return of the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

Nearly every sector outperformed during the period, led by high-grade corporate holdings, which represented the fund’s largest source of outperformance relative to

1  |

the index. In particular, overweight positions in financial and industrial holdings significantly boosted results. Selected names within the banking, communication, transportation and technology sectors were top performers, while utility credits were modest contributors.

Out-of-benchmark allocations to non-U.S.-dollar-denominated and high-yield securities also boosted relative performance. Issues denominated in the commodity-linked currencies of New Zealand, Australia and Canada largely contributed to the fund’s outperformance, while selected holdings denominated in the euro benefitted from the ECB’s bond-buying program. Issues denominated in the British pound, Mexican peso and Brazilian real also slightly aided returns. Among high-yield corporate bonds, industrials and financials led results. Specifically, selected names within finance, consumer cyclicals, basic industry, capital goods and transportation were top performers. In addition, an underweight position in U.S. Treasuries proved beneficial, as the fund was able to generate stronger returns from higher-beta (higher risk/reward potential) securities.

Commercial mortgage-backed securities (CMBS) also helped performance, while convertible bonds in the technology, insurance and consumer cyclical sectors posted strong returns, following in step with equity markets.

Despite posting positive total returns, Norwegian krone- and Indonesian rupiah-denominated issues were a slight drag on relative performance. In addition, the fund’s duration (price sensitivity to interest rate changes) was shorter than the benchmark’s, which detracted somewhat from relative performance, as interest rates fell and the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. Investor desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider recent positive developments in the U.S. housing market along with the Fed’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risks ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

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Loomis Sayles Investment Grade Bond Fund

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2002 through September 30, 2012

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Average Annual Total Returns — September 30, 20125

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
NAV	11.74%	8.10%	9.08%
With 4.50% Maximum Sales Charge	6.72	7.11	8.58

Class B (Inception 9/12/03)[1]
NAV	10.96	7.23	8.18
With CDSC[2]	5.96	6.93	8.18

Class C (Inception 9/12/03)[1]
NAV	10.91	7.31	8.23
With CDSC[2]	9.91	7.31	8.23

Class Y (Inception 12/31/96)
NAV	12.01	8.39	9.39

Admin Class (Inception 2/1/10)[1]
NAV	11.41	7.71	8.59

COMPARATIVE PERFORMANCE
Barclays U.S. Government/Credit Bond Index[3]	5.66	6.63	5.39
Morningstar Intermediate-Term Bond Fund Avg.[4]	7.70	6.30	5.22

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

4	Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,052.30	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19
Class B
Actual	$1,000.00	$1,048.60	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.97
Class C
Actual	$1,000.00	$1,048.80	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.97
Class Y
Actual	$1,000.00	$1,053.60	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93
Admin Class
Actual	$1,000.00	$1,051.10	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

*	Expenses are equal to the Fund's annualized expense ratio: 0.83%, 1.58%, 1.58%, 0.58% and 1.08% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust, including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees of the Trust that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund’s peer group/

|  8

category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees of the Trust, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees of the Trust most recently approved the continuation of the Agreement at their meeting held in June 2012. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board of Trustees of the Trust, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups and categories of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement. Although the Trustees noted that the Fund had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors

9  |

relevant to performance supported renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s performance was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense levels to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel and the need for the Adviser to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund currently has an expense cap in place, although the current expenses of the Fund are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund.

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After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although the Fund’s advisory fee was not subject to breakpoints, the Fund was subject to an expense cap and the Fund’s overall net expense ratio was below the median compared to a peer group of funds. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and

11  |

the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2013.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 87.7% of Net Assets
Non-Convertible Bonds — 83.8%
	ABS Car Loan — 0.6%
$831,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class B, 5.740%, 8/20/2014, 144A	$852,339
4,590,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class B, 6.740%, 5/20/2016, 144A	5,090,407
2,889,250	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	3,162,050
18,620,000	Chesapeake Funding LLC, Series 2009-2A, Class B, 1.971%, 9/15/2021, 144A(b)	18,713,100
16,736,000	Chesapeake Funding LLC, Series 2009-2A, Class C, 1.971%, 9/15/2021, 144A(b)	16,836,416
19,574,000	Ford Auto Securitization Trust, Series 2010-R3A, Class A3, 2.714%, 9/15/2015, 144A, (CAD)	20,206,158
5,481,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	5,642,124
57,520	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	57,689

		70,560,283

	ABS Credit Card — 0.6%
28,592,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.471%, 4/15/2019(b)	28,370,927
19,182,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	20,661,450
14,465,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	15,235,767
2,324,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	2,588,778

		66,856,922

	ABS Other — 1.2%
1,630,454	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,647,660
6,668,039	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	6,788,444
30,839,426	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	32,183,994
28,659,676	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	29,536,490
40,096,400	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	47,057,816
15,728,505	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	16,332,008
15,614,455	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	16,023,413

		149,569,825

	Aerospace & Defense — 0.8%
2,100,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,142,000
78,795,000	Textron, Inc., 5.950%, 9/21/2021	91,975,828

		94,117,828

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — 2.4%
$100,553	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	$105,581
769,912	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	831,505
871,126	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	953,882
8,640,983	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	9,872,323
1,741,229	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,945,823
3,122,083	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	3,390,551
54,678,179	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	60,966,169
11,397,351	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	11,966,535
25,175,224	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	29,077,384
19,508,363	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	22,288,305
3,065,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	3,172,275
1,789,851	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,977,785
12,828,217	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	13,854,474
33,381,292	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	38,138,126
2,610,048	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	2,884,103
19,137,928	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	20,908,186
6,139,070	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	6,515,395
7,277,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	7,506,939
23,414,984	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	24,468,658
5,864,389	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	6,758,708
17,106,706	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	18,646,310

		286,229,017

	Automotive — 1.1%
40,992,000	Cummins, Inc., 5.650%, 3/01/2098	42,898,907
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,605,026
1,948,000	Ford Motor Co., 6.375%, 2/01/2029	2,121,352
125,000	Ford Motor Co., 6.500%, 8/01/2018	144,375
255,000	Ford Motor Co., 6.625%, 2/15/2028	275,749
5,074,000	Ford Motor Co., 6.625%, 10/01/2028	5,666,856
8,544,000	Ford Motor Co., 7.450%, 7/16/2031	10,626,600
240,000	Ford Motor Co., 7.500%, 8/01/2026	276,600

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$5,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	$5,458,615
40,126,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	46,542,789
338,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	357,280
5,319,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	5,957,280
2,370,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,375,925

		129,307,354

	Banking — 12.2%
22,547,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	29,922,462
7,200,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	8,733,809
35,878,000	Associates Corp. of North America, 6.950%, 11/01/2018	43,140,317
3,590,000	Bank of America Corp., 5.420%, 3/15/2017	3,880,603
9,805,000	Bank of America Corp., 6.000%, 9/01/2017	11,341,247
11,100,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	12,200,909
5,000,000	Bank of America Corp., MTN, 6.750%, 9/09/2013, (AUD)	5,309,587
2,393,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,988,213
17,249,000	Bank of America NA, 5.300%, 3/15/2017	19,154,049
10,227,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	11,004,947
7,110,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	6,549,062
337,230,000,000	Barclays Financial LLC, EMTN, 8.250%, 10/27/2014, (IDR)	36,251,344
2,173,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,459,882
370,000	BNP Paribas/Australia, 7.000%, 5/24/2016, (AUD)	408,542
8,994,000	Capital One Financial Corp., 6.150%, 9/01/2016	10,266,669
51,425,000	Citigroup, Inc., 4.450%, 1/10/2017	56,484,089
6,473,000	Citigroup, Inc., 5.000%, 9/15/2014	6,827,203
2,700,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	2,360,378
10,000,000	Citigroup, Inc., 5.375%, 8/09/2020	11,561,180
14,680,000	Citigroup, Inc., 5.500%, 2/15/2017	16,258,482
460,000	Citigroup, Inc., 5.850%, 12/11/2034	543,246
2,740,000	Citigroup, Inc., 5.875%, 2/22/2033	2,893,906
9,875,000	Citigroup, Inc., 6.125%, 5/15/2018	11,690,193
8,705,000	Citigroup, Inc., 6.125%, 8/25/2036	9,452,342
44,910,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	38,219,714
21,257,000	Citigroup, Inc., 6.375%, 8/12/2014	23,132,250
2,398,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	2,773,394
63,845,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	68,846,553
4,625,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	4,909,021
27,045,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.875%, 2/08/2022	28,702,588
1,174,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,230,081
112,330,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	120,337,107
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	7,415,594
1,527,000	HBOS PLC, 6.000%, 11/01/2033, 144A	1,295,888
1,000,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	1,015,000
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	700,000

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
2,950,000	JPMorgan Chase & Co., EMTN, 1.074%, 5/30/2017, (GBP)(b)	$4,330,165
12,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	1,245,893
16,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,756,823
100,000	Keybank NA, 6.950%, 2/01/2028	122,936
9,787,000	Lloyds TSB Bank PLC, EMTN, 4.570%, 10/13/2015, (CAD)	10,338,321
81,622,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	85,980,615
6,479,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	7,088,130
4,300,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	4,698,287
103,309,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	109,597,315
9,780,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	5,294,636
3,132,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,004,652
11,641,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	13,947,245
40,126,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	41,370,588
2,652,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	3,085,239
1,500,000	Morgan Stanley, 0.935%, 10/15/2015(b)	1,429,236
4,250,000	Morgan Stanley, 3.450%, 11/02/2015	4,355,204
14,023,000	Morgan Stanley, 3.800%, 4/29/2016	14,490,527
110,093,000	Morgan Stanley, 5.500%, 7/24/2020	118,868,073
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,476,141
151,076,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	130,264,053
60,800,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	68,196,283
550,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	948,125
5,400,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	5,877,851
24,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	26,482,474
3,800,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	4,103,116
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	41,739,253
5,187,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,959,552
9,400,000	Morgan Stanley, Series F, MTN, 0.905%, 10/18/2016(b)	8,736,069
9,699,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	10,894,363
2,239,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	3,804,176
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	3,209,144
8,638,000	National City Corp., 6.875%, 5/15/2019	10,663,836
5,250,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	6,412,127
6,150,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	8,042,063
1,650,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	1,836,738
700,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	717,850
16,175,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	16,945,205
1,000,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	1,234,689
1,800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	1,773,000
1,400,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	1,369,185
30,886,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	33,143,767
3,300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,759,591
17,861,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	19,279,163

		1,474,131,550

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brokerage — 1.1%
$55,355,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	$56,200,492
15,245,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(c)	15,745,006
17,258,000	Jefferies Group, Inc., 6.250%, 1/15/2036	17,085,420
8,760,000	Jefferies Group, Inc., 6.450%, 6/08/2027	8,979,000
1,693,000	Jefferies Group, Inc., 6.875%, 4/15/2021	1,822,091
28,310,000	Jefferies Group, Inc., 8.500%, 7/15/2019	32,485,725

		132,317,734

	Building Materials — 1.2%
6,640,000	Masco Corp., 4.800%, 6/15/2015	6,993,753
10,942,000	Masco Corp., 5.850%, 3/15/2017	11,879,215
6,616,000	Masco Corp., 6.125%, 10/03/2016	7,281,841
4,808,000	Masco Corp., 6.500%, 8/15/2032	4,978,838
28,539,000	Masco Corp., 7.125%, 3/15/2020	32,486,400
5,725,000	Masco Corp., 7.750%, 8/01/2029	6,048,004
24,394,000	Owens Corning, Inc., 6.500%, 12/01/2016	27,392,413
41,379,000	Owens Corning, Inc., 7.000%, 12/01/2036	45,403,894
1,037,000	USG Corp., 6.300%, 11/15/2016	1,047,370

		143,511,728

	Chemicals — 0.1%
3,469,000	Cytec Industries, Inc., 6.000%, 10/01/2015	3,790,111
1,700,000	Methanex Corp., 5.250%, 3/01/2022	1,816,113
2,349,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	2,503,278

		8,109,502

	Commercial Mortgage-Backed Securities — 3.0%
2,477,877	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,713,744
33,167,701	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	37,765,540
12,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	13,451,088
62,292,812	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.866%, 6/15/2039(b)	70,401,779
34,381,273	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.955%, 9/15/2039(b)	38,128,110
6,711,090	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	7,622,241
57,694,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	69,485,730
23,544,272	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	27,463,357
15,789,051	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	17,902,273
15,928,923	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.003%, 6/15/2049(b)	18,437,346
21,524,263	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	24,764,633

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$3,131,798	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.064%, 6/15/2038(b)	$3,619,053
1,311,441	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,490,332
9,786,870	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.983%, 8/12/2045, 144A(b)	10,596,411
6,851,000	Vornado DP LLC, Series 2010-VNO, Class D, 6.356%, 9/13/2028, 144A	7,899,326
3,621,142	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	4,187,507
6,222,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	7,042,713
4,250,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.722%, 3/15/2044, 144A(b)	4,103,333

		367,074,516

	Construction Machinery — 0.3%
23,638,000	Case New Holland, Inc., 7.750%, 9/01/2013	24,731,257
6,787,000	Toro Co., 6.625%, 5/01/2037(c)	7,222,902
400,000	United Rentals North America, Inc., 8.375%, 9/15/2020	428,000

		32,382,159

	Consumer Cyclical Services — 0.0%
196,000	Western Union Co. (The), 6.200%, 6/21/2040	232,180

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,471,587
11,754,000	Snap-on, Inc., 6.700%, 3/01/2019	14,221,823

		22,693,410

	Distributors — 0.1%
5,740,000	ONEOK, Inc., 6.000%, 6/15/2035	6,277,574

	Diversified Manufacturing — 0.4%
1,395,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,725,025
2,814,000	Textron Financial Corp., 5.400%, 4/28/2013	2,886,725
1,181,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	1,241,808
18,800,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	24,277,314
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	20,369,748

		50,500,620

	Electric — 2.0%
34,609,764	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	38,347,965
14,055,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	13,633,350
10,973,249	Bruce Mansfield Unit, 6.850%, 6/01/2034	11,669,721
17,435,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	19,704,165
1,477,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	1,714,719
876,000	Commonwealth Edison Co., 4.700%, 4/15/2015	955,539
12,185,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	11,332,050
3,300,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	3,294,126
1,000,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	1,236,860

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
900,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	$1,153,084
979,000	Empresa Nacional de Electricidad S.A. (Endesa-Chile), 8.350%, 8/01/2013	1,033,594
4,491,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	5,545,047
50,103,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	45,053,018
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	8,727,414
3,603,000	Exelon Corp., 4.900%, 6/15/2015	3,960,313
3,600,000	Iberdrola Finance Ireland Ltd., 3.800%, 9/11/2014, 144A	3,664,836
1,864,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	2,142,720
7,716,813	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(c)	8,009,435
50,026,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	61,326,974
2,850,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	2,230,125
1,075,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)(d)	849,250
1,600,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)(d)	1,040,000

		246,624,305

	Entertainment — 0.0%
3,616,000	Viacom, Inc., 6.125%, 10/05/2017	4,343,734

	Financial Other — 0.8%
65,015,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	66,276,291
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	35,938,076

		102,214,367

	Food & Beverage — 0.0%
2,450,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	4,660,813

	Government Guaranteed — 0.6%
12,910,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	11,959,511
13,005,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	13,482,900
11,311,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	11,195,419
31,142,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	29,597,346

		66,235,176

	Government Owned - No Guarantee — 1.3%
3,720,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	4,626,750
36,975,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	45,017,063
58,060,000	DP World Ltd., 6.850%, 7/02/2037, 144A	62,559,650
26,030,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	2,718,870
27,800,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	2,963,009
22,478,000	Federal Home Loan Mortgage Corp., 1.625%, 4/15/2013	22,650,901
15,170,000	Korea Gas Corp., 6.000%, 7/15/2014, 144A	16,388,818
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,413,524

		158,338,585

	Government Sponsored — 0.6%
66,200,000	Federal Home Loan Bank, 1.875%, 6/21/2013	67,004,595

	Health Insurance — 0.0%
1,569,000	CIGNA Corp., 7.875%, 5/15/2027	2,079,994
1,174,000	CIGNA Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(e)	1,490,024

		3,570,018

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 1.0%
$20,100,000	Aristotle Holding, Inc., 4.750%, 11/15/2021, 144A	$23,256,625
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	9,143,111
7,374,000	Covidien International Finance S.A., 6.000%, 10/15/2017	9,064,541
17,416,000	Express Scripts, Inc., 6.250%, 6/15/2014	18,971,719
9,459,000	Express Scripts, Inc., 7.250%, 6/15/2019	12,189,444
9,278,000	HCA, Inc., 5.750%, 3/15/2014	9,741,900
802,000	HCA, Inc., 5.875%, 3/15/2022	869,168
1,908,000	HCA, Inc., 6.250%, 2/15/2013	1,934,235
3,729,000	HCA, Inc., 6.375%, 1/15/2015	4,017,997
3,127,000	HCA, Inc., 6.500%, 2/15/2016	3,439,700
357,000	HCA, Inc., 6.750%, 7/15/2013	369,495
2,936,000	HCA, Inc., 7.050%, 12/01/2027	2,774,520
2,241,000	HCA, Inc., 7.190%, 11/15/2015	2,453,895
4,119,000	HCA, Inc., 7.500%, 12/15/2023	4,160,190
1,282,000	HCA, Inc., 7.500%, 11/06/2033	1,256,360
3,807,000	HCA, Inc., 7.690%, 6/15/2025	3,864,105
4,164,000	HCA, Inc., 8.360%, 4/15/2024	4,361,790
1,199,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,204,995
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,044,990
2,256,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	2,467,119
2,200,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,969,000

		120,554,899

	Home Construction — 0.1%
2,006,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	2,006,000
2,546,000	Pulte Group, Inc., 5.200%, 2/15/2015	2,698,760
9,200,000	Pulte Group, Inc., 6.000%, 2/15/2035	8,326,000
3,567,000	Pulte Group, Inc., 6.375%, 5/15/2033	3,317,310

		16,348,070

	Independent Energy — 0.9%
11,930,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	14,383,023
1,065,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	1,098,281
1,015,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,070,825
9,787,000	EQT Corp., 8.125%, 6/01/2019	11,848,015
60,038,000	Equitable Resources, Inc., 6.500%, 4/01/2018	69,092,991
7,240,000	Newfield Exploration Co., 5.625%, 7/01/2024	8,036,400

		105,529,535

	Industrial Other — 0.0%
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,447,392

	Life Insurance — 1.0%
7,100,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	12,015,353
6,910,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	8,015,137
2,036,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	2,321,374
9,777,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	12,950,900
600,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, 10/29/2049, (GBP)	789,559

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Life Insurance — continued
5,900,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	$6,941,283
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	16,050,000
10,971,000	MetLife, Inc., 6.400%, 12/15/2066	11,509,468
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	10,793,535
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	6,634,881
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,253,626
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	18,626,276
4,732,000	Unum Group, 7.125%, 9/30/2016	5,507,234

		115,408,626

	Local Authorities — 2.2%
7,448,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	6,649,301
99,450,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	105,402,613
68,930,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	80,830,644
17,930,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	20,462,747
15,314	Province of Alberta, 5.930%, 9/16/2016, (CAD)	17,288
489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	699,363
29,791,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	26,939,932
26,518,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	29,075,998

		270,077,886

	Lodging — 0.7%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	56,719,066
4,522,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	5,091,460
100,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	112,641
23,518,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	28,334,792

		90,257,959

	Media Cable — 1.0%
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	20,430,527
4,101,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,884,931
78,178,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	98,319,233

		123,634,691

	Media Non-Cable — 0.3%
5,000,000	Clear Channel Communications, Inc., 9.000%, 3/01/2021	4,450,000
7,536,000	News America, Inc., 6.150%, 3/01/2037	9,030,916
4,482,000	News America, Inc., 8.150%, 10/17/2036	6,148,457
5,000,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	4,962,500
10,870,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	11,033,050

		35,624,923

	Metals & Mining — 1.7%
15,060,000	Alcoa, Inc., 5.870%, 2/23/2022	16,198,431
26,000,000	Alcoa, Inc., 5.900%, 2/01/2027	27,185,184
5,505,000	Alcoa, Inc., 5.950%, 2/01/2037	5,507,274
28,838,000	Alcoa, Inc., 6.150%, 8/15/2020	31,824,665
5,804,000	Alcoa, Inc., 6.750%, 1/15/2028	6,440,983

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$430,000	ArcelorMittal, 5.750%, 3/01/2021	$409,674
7,080,000	ArcelorMittal, 6.125%, 6/01/2018	7,033,626
3,890,000	ArcelorMittal, 6.500%, 2/25/2022	3,831,541
47,920,000	ArcelorMittal, 7.000%, 3/01/2041	43,079,936
19,365,000	ArcelorMittal, 7.250%, 10/15/2039	17,714,928
4,500,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	3,566,250
1,943,000	United States Steel Corp., 6.050%, 6/01/2017	1,928,427
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	3,874,080
31,210,000	United States Steel Corp., 7.000%, 2/01/2018	31,288,025
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	4,232,044

		204,115,068

	Mortgage Related — 0.0%
71,563	FHLMC, 5.000%, 12/01/2031	77,815
11,070	FNMA, 6.000%, 7/01/2029	12,501

		90,316

	Non-Captive Consumer — 1.5%
62,425(††)	SLM Corp., 6.000%, 12/15/2043	1,482,022
6,342,000	SLM Corp., MTN, 5.050%, 11/14/2014	6,694,051
8,895,000	SLM Corp., MTN, 7.250%, 1/25/2022	9,962,400
641,000	SLM Corp., MTN, 8.000%, 3/25/2020	740,355
5,616,000	SLM Corp., Series A, MTN, 0.751%, 1/27/2014(b)	5,453,827
9,224,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	9,558,370
6,547,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	6,915,537
1,957,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	1,960,061
6,141,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	6,218,819
4,548,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	4,790,281
19,496,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	18,404,224
30,667,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	35,917,711
4,893,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	4,394,501
87,676,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	74,524,600

		187,016,759

	Non-Captive Diversified — 2.9%
1,634,000	Ally Financial, Inc., 6.750%, 12/01/2014	1,744,718
3,075,000	Ally Financial, Inc., 7.500%, 12/31/2013	3,244,125
5,543,000	Ally Financial, Inc., 8.000%, 12/31/2018	6,235,875
2,285,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,631,554
15,688,000	GATX Corp., 4.750%, 10/01/2012	15,688,000
3,500,000	General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	3,926,699
7,570,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 5/15/2013, (AUD)	7,954,742
3,100,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 4/15/2015, (AUD)	3,364,080
1,874,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 3/15/2019, (AUD)	2,063,470

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Diversified — continued
$969,000	General Electric Capital Corp., 5.625%, 5/01/2018	$1,142,742
51,370,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	44,574,235
14,225,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	12,804,945
36,850,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	32,808,657
10,247,000	General Electric Capital Corp., Series A, MTN, 0.755%, 5/13/2024(b)	8,788,862
16,696,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	18,222,599
26,931,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	23,676,216
548,000	International Lease Finance Corp., 5.750%, 5/15/2016	581,013
22,425,000	International Lease Finance Corp., 5.875%, 4/01/2019	23,776,914
38,780,000	International Lease Finance Corp., 6.250%, 5/15/2019	41,688,500
13,899,000	International Lease Finance Corp., 6.375%, 3/25/2013	14,176,980
60,419,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	70,388,135
1,473,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	1,519,031
1,625,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	1,702,350
3,580,000	iStar Financial, Inc., 8.625%, 6/01/2013	3,687,400

		346,391,842

	Oil Field Services — 0.5%
5,965,000	Nabors Industries, Inc., 6.150%, 2/15/2018	7,005,386
22,583,000	Nabors Industries, Inc., 9.250%, 1/15/2019	29,554,824
23,338,000	Rowan Cos., Inc., 7.875%, 8/01/2019	28,933,822
587,000	Transocean Ltd., 7.375%, 4/15/2018	701,754

		66,195,786

	Paper — 1.1%
4,365,000	Celulosa Arauco y Constitucion S.A., 7.250%, 7/29/2019	5,239,851
23,225,000	Georgia-Pacific LLC, 5.400%, 11/01/2020, 144A	27,220,281
715,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	904,795
2,672,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,536,643
644,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	850,841
1,031,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,525,013
6,161,000	International Paper Co., 5.250%, 4/01/2016	6,835,321
7,611,000	International Paper Co., 8.700%, 6/15/2038	11,340,177
5,270,000	Mead Corp. (The), 7.550%, 3/01/2047	5,633,224
5,764,000	Westvaco Corp., 8.200%, 1/15/2030	7,682,715
26,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	30,210,355
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	9,150,256
18,254,000	Weyerhaeuser Co., 7.375%, 3/15/2032	21,660,854

		131,790,326

	Pharmaceuticals — 0.5%
56,052,000	Roche Holdings, Inc., 5.000%, 3/01/2014, 144A	59,438,326
489,000	Schering-Plough Corp., 5.300%, 12/01/2013	516,314

		59,954,640

	Pipelines — 3.3%
650,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	744,588
528,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	606,411

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pipelines — continued
$1,571,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	$1,778,642
9,257,000	Enterprise Products Operating LLC, 4.050%, 2/15/2022	10,118,892
3,328,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	4,286,730
14,300,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	15,956,269
17,765,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	20,708,092
63,075,000	Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	75,934,037
303,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	327,084
28,438,200	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	30,243,173
30,760,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	32,682,500
635,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	635,000
4,950,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	5,643,000
13,790,000	NiSource Finance Corp., 6.125%, 3/01/2022	16,935,416
24,110,000	NiSource Finance Corp., 6.400%, 3/15/2018	29,488,965
21,614,000	NiSource Finance Corp., 6.800%, 1/15/2019	26,095,922
9,899,000	Panhandle Eastern Pipeline Co., 6.200%, 11/01/2017	11,837,590
47,594,000	Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018	59,155,582
1,404,000	Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	1,750,134
2,085,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,487,190
15,683,000	Plains All American Pipeline LP, 6.500%, 5/01/2018	19,378,777
4,125,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,839,966
19,574,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	22,723,457

		394,357,417

	Property & Casualty Insurance — 0.8%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,937,302
3,083,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,601,613
9,038,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	9,665,391
30,054,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	35,437,783
944,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	481,440
14,575,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	14,623,608
7,609,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	8,050,185
13,521,000	Willis North America, Inc., 7.000%, 9/29/2019	16,075,279
2,212,000	XL Group PLC, 6.250%, 5/15/2027	2,511,733
1,463,000	XL Group PLC, 6.375%, 11/15/2024	1,738,573

		95,122,907

	Property Trust — 0.4%
36,192,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	43,885,695

	Railroads — 0.1%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	12,241,315
237,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(c)	229,890
1,701,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	1,403,325
191,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	191,000

		14,065,530

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Real Estate Operations/Development — 0.1%
$10,276,000	First Industrial LP, 5.950%, 5/15/2017	$10,923,522

	Refining — 0.1%
7,700,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	8,201,932

	REITs - Apartments — 0.3%
12,243,000	Camden Property Trust, 5.000%, 6/15/2015	13,335,688
16,491,000	Camden Property Trust, 5.700%, 5/15/2017	18,923,719
988,000	ERP Operating LP, 5.125%, 3/15/2016	1,112,914
1,762,000	ERP Operating LP, 5.375%, 8/01/2016	2,021,111
1,508,000	ERP Operating LP, 5.750%, 6/15/2017	1,794,612

		37,188,044

	REITs - Diversified — 0.2%
4,140,000	Duke Realty LP, 5.950%, 2/15/2017	4,688,376
19,574,000	Duke Realty LP, 6.500%, 1/15/2018	22,728,996

		27,417,372

	REITs - Healthcare — 0.1%
5,972,000	Health Care REIT, Inc., 6.500%, 3/15/2041	6,983,304

	REITs - Office Property — 0.3%
20,817,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	22,850,467
11,306,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	13,306,597

		36,157,064

	REITs - Regional Malls — 0.2%
2,427,000	Simon Property Group LP, 5.250%, 12/01/2016	2,780,473
12,209,000	Simon Property Group LP, 5.750%, 12/01/2015	13,810,845
1,889,000	Simon Property Group LP, 5.875%, 3/01/2017	2,220,006
4,066,000	Simon Property Group LP, 6.100%, 5/01/2016	4,690,745

		23,502,069

	REITs - Shopping Centers — 0.1%
4,893,000	Equity One, Inc., 6.000%, 9/15/2017	5,512,635
1,918,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	2,166,657

		7,679,292

	REITs - Single Tenant — 0.3%
5,862,000	Realty Income Corp., 5.750%, 1/15/2021	6,829,042
25,529,000	Realty Income Corp., 6.750%, 8/15/2019	31,185,895

		38,014,937

	REITs - Warehouse/Industrials — 0.5%
3,873,000	ProLogis LP, 5.625%, 11/15/2015	4,235,071
11,179,000	ProLogis LP, 5.625%, 11/15/2016	12,462,081
10,889,000	ProLogis LP, 5.750%, 4/01/2016	12,030,766
9,698,000	ProLogis LP, 6.625%, 5/15/2018	11,587,374
18,869,000	ProLogis LP, 7.375%, 10/30/2019	23,366,181

		63,681,473

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Restaurants — 0.1%
$10,320,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	$11,033,618

	Retailers — 0.4%
7,996,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	7,596,200
8,139,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	6,643,459
12,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	11,430
8,656,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	7,379,240
10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,609,755
2,691,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	3,174,998
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,803,227

		45,218,309

	Sovereigns — 1.3%
44,750,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	25,826,859
24,178,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	15,593,900
52,555,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	59,255,762
33,600,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	36,624,000
1,415,381,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	7,721,862
776,294,507	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	4,144,685
479,712,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	2,818,808

		151,985,876

	Supermarkets — 0.1%
4,130,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	3,293,675
1,120,000	Delhaize Group S.A., 5.700%, 10/01/2040	996,485
3,269,000	Kroger Co. (The), 6.400%, 8/15/2017	3,956,065
6,595,000	New Albertson’s, Inc., 7.450%, 8/01/2029	3,676,713
7,875,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,646,250
979,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	528,660

		17,097,848

	Supranational — 1.1%
11,745,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	6,087,760
192,350,850,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	19,474,267
9,640,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	11,015,621
329,210,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	33,251,242
410,030,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	40,518,848
12,982,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	11,988,427
15,070,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	12,310,294

		134,646,459

	Technology — 2.7%
1,560,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	1,908,980
4,600,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,013,000
1,028,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,201,152
3,059,000	Avnet, Inc., 5.875%, 3/15/2014	3,218,977
6,097,000	Avnet, Inc., 6.000%, 9/01/2015	6,672,977
1,507,000	Avnet, Inc., 6.625%, 9/15/2016	1,713,124

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$10,219,000	BMC Software, Inc., 7.250%, 6/01/2018(c)	$12,309,460
13,457,000	Corning, Inc., 6.750%, 9/15/2013	14,214,508
1,448,000	Corning, Inc., 6.850%, 3/01/2029	1,817,321
56,271,000	Corning, Inc., 7.000%, 5/15/2024	74,067,885
7,487,000	Corning, Inc., 7.250%, 8/15/2036	9,587,014
55,237,000	Dun & Bradstreet Corp. (The), 6.000%, 4/01/2013	56,626,431
7,051,000	Equifax, Inc., 7.000%, 7/01/2037	8,753,118
112,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	116,200
70,969,000	Ingram Micro, Inc., 5.250%, 9/01/2017	77,827,870
7,795,000	Intuit, Inc., 5.750%, 3/15/2017	9,050,891
19,078,000	KLA-Tencor Corp., 6.900%, 5/01/2018	23,022,930
1,502,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	1,609,425
2,256,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,915,068
5,603,000	Tyco Electronics Group S.A., 6.550%, 10/01/2017	6,775,798
561,000	Xerox Corp., 6.350%, 5/15/2018	658,660
7,110,000	Xerox Corp., 6.750%, 2/01/2017	8,386,032

		325,466,821

	Textile — 0.0%
3,755,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023	4,369,615

	Tobacco — 0.1%
8,128,000	Reynolds American, Inc., 6.750%, 6/15/2017	9,838,359
1,992,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,518,161

		12,356,520

	Transportation Services — 0.6%
8,436,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	10,077,831
2,824,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	3,372,071
51,504,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	64,180,216

		77,630,118

	Treasuries — 19.5%
93,805,000	Canadian Government, 1.750%, 3/01/2013, (CAD)	95,711,443
306,210,000	Canadian Government, 2.250%, 8/01/2014, (CAD)	318,089,615
372,145,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	392,404,587
156,655,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	168,332,020
106,195,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	109,780,202
194,485,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	226,511,423
4,159,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	4,652,360
183,949,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	216,566,221
85,198,516	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	108,901,874
66,038,126	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	81,637,509
29,854,296	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	38,049,668
63,183,488	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	80,646,595
1,130,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,318,803
1,130,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	1,402,502
1,120,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	1,436,694
4,111,400(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	38,808,895

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
12,263,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	$11,694,307
108,370,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	91,717,563
726,401,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	142,323,320
118,387,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	22,555,711
994,369,000	Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	178,607,689
13,956,446	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	12,613,494
4,599,829	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	4,605,267
6,000,000	Singapore Government Bond, 1.375%, 10/01/2014, (SGD)	4,995,743

		2,353,363,505

	Wireless — 0.6%
31,416,000	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/2018	44,016,015
13,250,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	13,283,125
5,544,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	5,564,790
6,373,000	Sprint Capital Corp., 6.875%, 11/15/2028	5,863,160
2,594,000	Sprint Capital Corp., 6.900%, 5/01/2019	2,691,275
612,000	Sprint Capital Corp., 8.750%, 3/15/2032	633,420
91,000	Sprint Nextel Corp., 6.000%, 12/01/2016	93,730
1,619,000	Vodafone Group PLC, 5.000%, 9/15/2015	1,818,971

		73,964,486

	Wirelines — 4.5%
406,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	551,972
1,874,000	BellSouth Corp., 6.000%, 11/15/2034	2,145,944
2,936,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	3,130,980
6,665,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	8,363,575
62,040,000	CenturyLink, Inc., 6.450%, 6/15/2021	70,012,140
4,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	5,362,019
2,708,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,864,046
121,506,000	Deutsche Telekom International Finance BV, 6.000%, 7/08/2019	147,081,919
24,103,000	Embarq Corp., 7.995%, 6/01/2036	27,107,246
825,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	833,250
200,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	222,000
5,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	2,693,304
8,450,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	8,686,936
18,850,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	22,348,313
200,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	255,725
300,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	363,733
1,698,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,939,870
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,907,092
4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,823,475
3,469,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,766,880
333,000	Qwest Corp., 6.500%, 6/01/2017	391,056
14,480,000	Qwest Corp., 6.875%, 9/15/2033	14,661,000

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$4,668,000	Qwest Corp., 7.200%, 11/10/2026	$4,720,515
9,077,000	Qwest Corp., 7.250%, 9/15/2025	11,116,983
9,474,000	Qwest Corp., 7.250%, 10/15/2035	9,710,850
41,791,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	36,985,035
23,240,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	21,206,500
525,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	515,156
975,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	955,500
14,375,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	14,015,625
1,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	2,556,105
2,700,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	3,933,171
2,100,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	2,936,281
8,800,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	13,962,095
14,137,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	15,967,002
54,665,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	63,573,432
3,598,000	Verizon Communications, Inc., 6.100%, 4/15/2018	4,497,093
1,278,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	1,355,238
2,642,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,395,464
5,260,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,718,209

		547,632,729

	Total Non-Convertible Bonds (Identified Cost $8,814,917,834)	10,127,248,975

Convertible Bonds — 3.4%
	Automotive — 0.4%
34,827,000	Ford Motor Co., 4.250%, 11/15/2016	48,039,493

	Independent Energy — 0.3%
26,100,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	23,441,062
10,720,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	10,204,100

		33,645,162

	Life Insurance — 0.6%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	72,550,425

	Media Non-Cable — 0.0%
393,745	Liberty Media LLC, 3.500%, 1/15/2031	186,045

	REITs - Warehouse/Industrials — 0.3%
27,359,000	ProLogis LP, 3.250%, 3/15/2015	30,693,378

	Technology — 1.8%
35,120,000	Intel Corp., 2.950%, 12/15/2035	38,193,000
137,016,000	Intel Corp., 3.250%, 8/01/2039	168,872,220
11,515,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	11,126,369
880,000	Micron Technology, Inc., 1.875%, 6/01/2014	870,100

		219,061,689

	Wirelines — 0.0%
2,926,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	3,538,631

	Total Convertible Bonds (Identified Cost $353,639,837)	407,714,823

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Municipals — 0.5%
	District of Columbia — 0.2%
$14,680,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	$17,650,204

	Illinois — 0.2%
530,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	552,329
24,640,000	State of Illinois, 5.100%, 6/01/2033	23,880,102

		24,432,431

	Michigan — 0.0%
2,465,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	1,989,280

	Ohio — 0.0%
6,430,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	5,170,942

	Virginia — 0.1%
14,240,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	9,664,261

	Total Municipals (Identified Cost $56,544,919)	58,907,118

	Total Bonds and Notes (Identified Cost $9,225,102,590)	10,593,870,916

Senior Loans — 0.9%
	Non-Captive Diversified — 0.6%
15,120,000	AWAS Finance Luxembourg S.A.R.L., Term Loan B, 5.250%, 6/10/2016(b)	15,327,900
55,685,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(b)	56,311,456

		71,639,356

	Aerospace & Defense — 0.2%
28,050,000	AWAS Finance Luxembourg 2012 S.A., New Term Loan, 5.750%, 7/16/2018(b)	28,050,000

	Healthcare — 0.1%
12,180,000	Hologic, Inc., Term Loan B, 4.500%, 8/01/2019(b)	12,322,141

	Total Senior Loans (Identified Cost $110,149,637)	112,011,497

Shares
Common Stocks — 1.9%
	Electronic Equipment, Instruments & Components — 1.9%
17,550,000	Corning, Inc. (Identified Cost $226,654,590)	230,782,500

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 8.1%
$746,427	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $746,427 on 10/01/2012 collateralized by $540,000 U.S. Treasury Bond, 5.250% due 2/15/2029 valued at $760,740 including accrued interest (Note 2 of Notes to Financial Statements)	$746,427
978,547,074	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $978,547,890 on 10/01/2012 collateralized by $2,315,000 U.S. Treasury Note, 3.250% due 3/31/2017 valued at $2,631,817; $970,600,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $995,493,949 including accrued interest (Note 2 of Notes to Financial Statements)	978,547,074

	Total Short-Term Investments (Identified Cost $979,293,501)	979,293,501

	Total Investments — 98.6% (Identified Cost $10,541,200,318)(a)	11,915,958,414
	Other assets less liabilities — 1.4%	171,688,312

	Net Assets — 100.0%	$12,087,646,726

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $10,610,942,136 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,348,784,111
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(43,767,833)

	Net unrealized appreciation	$1,305,016,278

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	Illiquid security. At September 30, 2012, the value of these securities amounted to $102,434,052 or 0.8% of net assets.
(d)	Fair valued security by the Fund’s investment adviser. At September 30, 2012, the value of these securities amounted to $1,889,250 or less than 0.1% of net assets.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $1,647,725,469 or 13.6% of net assets.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	19.5%
Banking	12.2
Wirelines	4.5
Technology	4.5
Non-Captive Diversified	3.5
Pipelines	3.3
Commercial Mortgage-Backed Securities	3.0
Airlines	2.4
Local Authorities	2.2
Electric	2.0
Other Investments, less than 2% each	33.4
Short-Term Investments	8.1

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Bond Fund – (continued)

Currency Exposure Summary at September 30, 2012 (Unaudited)

United States Dollar	68.5%
Canadian Dollar	14.0
New Zealand Dollar	4.0
Euro	3.6
Australian Dollar	3.1
Norwegian Krone	2.9
Other, less than 2% each	2.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Statement of Assets and Liabilities

September 30, 2012

ASSETS
Investments at cost	$10,541,200,318
Net unrealized appreciation	1,374,758,096

Investments at value	11,915,958,414
Foreign currency at value (identified cost $1,579,318)	1,456,285
Receivable for Fund shares sold	37,111,860
Receivable for securities sold	9,264,166
Dividends and interest receivable	147,727,634
Tax reclaims receivable	65,570

TOTAL ASSETS	12,111,583,929

LIABILITIES
Payable for securities purchased	2,973,136
Payable for Fund shares redeemed	15,073,602
Foreign taxes payable (Note 2)	43,337
Management fees payable (Note 5)	3,922,097
Deferred Trustees’ fees (Note 5)	404,175
Administrative fees payable (Note 5)	436,971
Payable to distributor (Note 5d)	147,007
Other accounts payable and accrued expenses	936,878

TOTAL LIABILITIES	23,937,203

NET ASSETS	$12,087,646,726

NET ASSETS CONSIST OF:
Paid-in capital	$10,564,038,762
Undistributed net investment income	95,851,767
Accumulated net realized gain on investments and foreign currency transactions	52,368,539
Net unrealized appreciation on investments and foreign currency translations	1,375,387,658

NET ASSETS	$12,087,646,726

See accompanying notes to financial statements.

|  34

Statement of Assets and Liabilities (continued)

September 30, 2012

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,960,118,665

Shares of beneficial interest	231,913,813

Net asset value and redemption price per share	$12.76

Offering price per share (100/95.50 of net asset value) (Note 1)	$13.36

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$12,506,918

Shares of beneficial interest	984,880

Net asset value and offering price per share	$12.70

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,281,142,129

Shares of beneficial interest	180,197,398

Net asset value and offering price per share	$12.66

Class Y shares:
Net assets	$6,817,910,959

Shares of beneficial interest	533,786,374

Net asset value, offering and redemption price per share	$12.77

Admin Class shares:
Net assets	$15,968,055

Shares of beneficial interest	1,253,012

Net asset value, offering and redemption price per share	$12.74

See accompanying notes to financial statements.

35  |

Statement of Operations

For the year ended September 30, 2012

INVESTMENT INCOME
Interest	$539,856,038
Dividends	2,196,489
Less net foreign taxes withheld	(72,603)

541,979,924

Expenses
Management fees (Note 5)	43,364,292
Service and distribution fees (Note 5)	29,281,828
Administrative fees (Note 5)	4,937,995
Trustees’ fees and expenses (Note 5)	226,221
Transfer agent fees and expenses (Notes 5 and 6)	12,529,279
Audit and tax services fees	51,798
Custodian fees and expenses	501,099
Legal fees (Note 6)	153,534
Registration fees (Note 6)	601,683
Shareholder reporting expenses (Note 6)	1,073,728
Miscellaneous expenses	265,896

Total expenses	92,987,353
Fee/expense recovery (Note 5)	26,917

Net expenses	93,014,270

Net investment income	448,965,654

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	185,188,913
Foreign currency transactions	(1,228,842)
Net change in unrealized appreciation (depreciation) on:
Investments	569,518,215
Foreign currency translations	3,625,592

Net realized and unrealized gain on investments and foreign currency transactions	757,103,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,206,069,532

See accompanying notes to financial statements.

|  36

Statement of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$448,965,654	$431,680,023
Net realized gain on investments and foreign currency transactions	183,960,071	192,463,151
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	573,143,807	(325,162,613)

Net increase in net assets resulting from operations	1,206,069,532	298,980,561

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(140,578,594)	(135,092,743)
Class B	(558,660)	(629,400)
Class C	(93,060,242)	(94,388,368)
Class Y	(295,684,484)	(221,472,525)
Admin Class	(455,185)	(116,800)
Class J	(1,366,652)	(5,237,024)
Net realized capital gains
Class A	(26,530,935)	(60,444,223)
Class B	(123,858)	(338,411)
Class C	(20,065,620)	(51,169,312)
Class Y	(48,043,542)	(92,540,414)
Admin Class	(72,361)	(26,910)
Class J	(427,583)	(2,664,737)

Total distributions	(626,967,716)	(664,120,867)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	1,700,532,135	(137,153,662)

Net increase (decrease) in net assets	2,279,633,951	(502,293,968)
NET ASSETS
Beginning of the year	9,808,012,775	10,310,306,743

End of the year	$12,087,646,726	$9,808,012,775

UNDISTRIBUTED NET INVESTMENT INCOME	$95,851,767	$75,922,048

See accompanying notes to financial statements.

37  |

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|  38

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Class A
9/30/2012	$12.12	$0.51	$0.86	$1.37	$(0.62)	$(0.11)	$(0.73)
9/30/2011	12.56	0.57	(0.15)	0.42	(0.60)	(0.26)	(0.86)
9/30/2010	11.64	0.55	0.96	1.51	(0.56)	(0.03)	(0.59)
9/30/2009	10.54	0.60	1.22	1.82	(0.59)	(0.13)	(0.72)
9/30/2008	11.73	0.60	(1.15)	(0.55)	(0.64)	—	(0.64)
Class B
9/30/2012	12.06	0.42	0.86	1.28	(0.53)	(0.11)	(0.64)
9/30/2011	12.50	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)
9/30/2010	11.59	0.45	0.95	1.40	(0.46)	(0.03)	(0.49)
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)
9/30/2008	11.68	0.50	(1.14)	(0.64)	(0.54)	—	(0.54)
Class C
9/30/2012	12.03	0.42	0.85	1.27	(0.53)	(0.11)	(0.64)
9/30/2011	12.47	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)
9/30/2010	11.56	0.46	0.96	1.42	(0.48)	(0.03)	(0.51)
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)
9/30/2008	11.66	0.51	(1.15)	(0.64)	(0.55)	—	(0.55)
Class Y
9/30/2012	12.13	0.54	0.86	1.40	(0.65)	(0.11)	(0.76)
9/30/2011	12.56	0.60	(0.14)	0.46	(0.63)	(0.26)	(0.89)
9/30/2010	11.65	0.58	0.95	1.53	(0.59)	(0.03)	(0.62)
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)
9/30/2008	11.73	0.64	(1.15)	(0.51)	(0.67)	—	(0.67)
Admin Class
9/30/2012	12.11	0.48	0.85	1.33	(0.59)	(0.11)	(0.70)
9/30/2011	12.55	0.54	(0.15)	0.39	(0.57)	(0.26)	(0.83)
9/30/2010*	11.80	0.33	0.73	1.06	(0.31)	—	(0.31)

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

39  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$12.76	11.74	$2,960,119	0.84		0.84		4.17	19
12.12	3.47	2,705,810	0.81		0.81		4.56	19
12.56	13.41	3,092,956	0.81		0.81		4.58	25
11.64	18.64	2,946,489	0.80		0.80		5.87	30
10.54	(5.12)	1,867,335	0.80		0.80		5.20	35

12.70	10.96	12,507	1.59		1.59		3.42	19
12.06	2.70	13,549	1.56		1.56		3.81	19
12.50	12.43	17,113	1.65		1.65		3.74	25
11.59	17.59	17,489	1.67		1.67		5.07	30
10.50	(5.88)	16,009	1.65	(f)	1.65	(f)	4.29	35

12.66	10.91	2,281,142	1.59		1.59		3.42	19
12.03	2.71	2,091,834	1.56		1.56		3.81	19
12.47	12.58	2,593,324	1.56		1.56		3.83	25
11.56	17.80	2,495,305	1.56		1.56		5.09	30
10.47	(5.84)	1,333,421	1.55		1.55		4.45	35

12.77	12.01	6,817,911	0.59		0.59		4.41	19
12.13	3.81	4,887,742	0.56		0.56		4.81	19
12.56	13.60	4,473,001	0.56		0.56		4.82	25
11.65	18.94	3,531,187	0.54		0.54		6.01	30
10.55	(4.79)	1,044,046	0.53		0.53		5.48	35

12.74	11.41	15,968	1.09		1.09		3.89	19
12.11	3.26	5,967	1.07		1.07		4.32	19
12.55	9.13	879	1.08		7.68		4.06	25

See accompanying notes to financial statements.

|  40

Notes to Financial Statements

September 30, 2012

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class Y and Admin Class shares. Class J shares ceased to be offered on October 17, 2011 and were liquidated after the close of business on January 11, 2012. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (Rule 12b-1 service and distribution fees for Class A, Class B, Class C and Admin Class). For the period from October 1, 2011 through January 11, 2012, Class J incurred class-specific expenses for Rule 12b-1 service and distribution, registration, legal, shareholder reporting and transfer agent fees. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

41  |

Notes to Financial Statements (continued)

September 30, 2012

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York

|  42

Notes to Financial Statements (continued)

September 30, 2012

Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market

43  |

Notes to Financial Statements (continued)

September 30, 2012

risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Fund during the year ended September 30, 2012.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax

|  44

Notes to Financial Statements (continued)

September 30, 2012

rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, paydown adjustments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization, deferred Trustees’ fees, defaulted bond accruals, contingent payment debt instruments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 were as follows:

2012 Distributions Paid From:			2011 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$556,649,900	$70,317,816	$626,967,716	$554,809,060	$109,311,807	$664,120,867

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$124,720,727
Undistributed long-term capital gains	93,697,971

Total undistributed earnings	218,418,698
Unrealized appreciation	1,305,645,840

Total accumulated earnings	$1,524,064,538

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the

45  |

Notes to Financial Statements (continued)

September 30, 2012

character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2012, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

|  46

Notes to Financial Statements (continued)

September 30, 2012

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$64,918,159	$5,642,124	$70,560,283
Banking	—	1,435,911,836	38,219,714	1,474,131,550
Electric	—	244,735,055	1,889,250	246,624,305
Non-Captive Consumer	1,482,022	185,534,737	—	187,016,759
All Other Non-Convertible Bonds(a)	—	8,148,916,078	—	8,148,916,078

Total Non-Convertible Bonds	1,482,022	10,080,015,865	45,751,088	10,127,248,975

Convertible Bonds(a)	—	407,714,823	—	407,714,823
Municipals(a)	—	58,907,118	—	58,907,118

Total Bonds and Notes	1,482,022	10,546,637,806	45,751,088	10,593,870,916

Senior Loans(a)	—	112,011,497	—	112,011,497
Common Stocks(a)	230,782,500	—	—	230,782,500
Short-Term Investments	—	979,293,501	—	979,293,501

Total	$232,264,522	$11,637,942,804	$45,751,088	$11,915,958,414

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

47  |

Notes to Financial Statements (continued)

September 30, 2012

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$5,230,461	$—	$—	$411,663	$—
Banking	—	—	—	2,877,790	35,341,924
Electric	—	—	—	(994,781)	—
Treasuries	538,615	14,570	(671,562)	421,513	—

Total	$5,769,076	$14,570	$(671,562)	$2,716,185	$35,341,924

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$5,642,124	$411,663
Banking	—	—	—	38,219,714	2,877,790
Electric	—	2,884,031	—	1,889,250	(994,781)
Treasuries	(303,136)	—	—	—	—

Total	$(303,136)	$2,884,031	$—	$45,751,088	$2,294,672

Debt securities valued at $2,884,031 were transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security.

|  48

Notes to Financial Statements (continued)

September 30, 2012

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $2,706,933,012 and $1,655,667,042, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $303,441,395 and $311,886,883, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2013 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Admin Class
0.95%	1.70%	1.70%	0.70%	1.20%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2012, the management fees for the Fund were $43,364,292 (0.40% of average daily net assets).

For the period from October 1, 2011 through January 11, 2012, $26,917 in expense reimbursements related to the prior fiscal year were recovered for Class J.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

49  |

Notes to Financial Statements (continued)

September 30, 2012

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

Class J shares, liquidated as of the close of business on January 11, 2012, were subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly

|  50

Notes to Financial Statements (continued)

September 30, 2012

distribution fee at an annual rate of 0.50% of the average daily net assets attributable to the Fund’s Class J shares, both payable to Loomis Sayles Distributors, L.P. pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the year ended September 30, 2012, the service and distribution fees for the Fund were as follows:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$7,073,676	$32,591	$5,465,018	$25,862	$97,773	$16,395,053	$25,862

For the period from October 1, 2011 through January 11, 2012, service and distribution fees for Class J were as follows:

Service Fees	Distribution Fees
$55,331	$110,662

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, the administrative fees for the Fund were $4,937,995.

d.  Sub-Transfer Agent Fees.  NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board,

51  |

Notes to Financial Statements (continued)

September 30, 2012

which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the year ended September 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $11,421,259. As of September 30, 2012, the Fund owes NGAM Distribution $147,007 in reimbursement for sub-transfer agent fees.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution were $3,287,131 for the year ended September 30, 2012.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are

|  52

Notes to Financial Statements (continued)

September 30, 2012

normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  At September 30, 2012, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Fund representing 0.06% of net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2012, the Fund purchased securities from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act in the amount of $41,058,412.

6.  Class-Specific Expenses.  For the period from October 1, 2011 through January 11, 2012, the Fund incurred the following class-specific expenses:

Class J
Transfer Agent Fees and Expenses	$2,327
Registration Fees	(1,250)
Legal Fees	(380)
Shareholder Reporting Expenses	(4,861)

Transfer agent, registration, legal, and shareholder reporting fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, the Fund had no borrowings under these agreements.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

53  |

Notes to Financial Statements (continued)

September 30, 2012

9.  Concentration of Ownership.  From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2012, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, including affiliated accounts (if applicable), based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 5% Non-Affiliated Shareholders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
Investment Grade Bond Fund	1	13.03%	0.06%	13.09%

Shareholder positions in the Fund may be held by intermediaries utilizing omnibus accounts. The Fund may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	92,989,022	$1,143,550,708	69,625,794	$863,861,783
Issued in connection with the reinvestment of distributions	11,834,759	143,943,676	13,344,354	163,533,181
Redeemed	(96,077,704)	(1,182,083,038)	(106,122,504)	(1,311,579,537)

Net change	8,746,077	$105,411,346	(23,152,356)	$(284,184,573)

Class B
Issued from the sale of shares	63,429	$771,205	61,769	$756,452
Issued in connection with the reinvestment of distributions	33,273	402,324	44,034	536,387
Redeemed	(234,825)	(2,875,706)	(352,124)	(4,333,694)

Net change	(138,123)	$(1,702,177)	(246,321)	$(3,040,855)

Class C
Issued from the sale of shares	30,359,028	$369,971,044	22,844,773	$280,915,141
Issued in connection with the reinvestment of distributions	5,302,985	63,969,788	6,164,352	74,907,182
Redeemed	(29,338,640)	(358,469,801)	(63,181,424)	(774,669,875)

Net change	6,323,373	$75,471,031	(34,172,299)	$(418,847,552)

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Notes to Financial Statements (continued)

September 30, 2012

10.  Capital Shares (continued).

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class Y
Issued from the sale of shares	213,919,333	$2,639,613,755	183,967,802	$2,281,887,609
Issued in connection with the reinvestment of distributions	23,000,671	280,416,666	19,605,289	240,531,850
Redeemed	(105,994,304)	(1,305,561,746)	(139,729,544)	(1,726,639,001)
Redeemed in-kind (Note 10)	—	—	(16,974,699)	(206,412,335)

Net change	130,925,700	$1,614,468,675	46,868,848	$589,368,123

Admin Class
Issued from the sale of shares	986,859	$12,078,567	471,161	$5,852,745
Issued in connection with the reinvestment of distributions	25,251	307,704	7,731	95,009
Redeemed	(251,880)	(3,084,159)	(56,141)	(693,953)

Net change	760,230	$9,302,112	422,751	$5,253,801

Class J
Issued from the sale of shares	—	$—	712,300	$8,854,789
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed*	(8,514,614)	(102,418,852)	(2,804,526)	(34,557,395)

Net change	(8,514,614)	$(102,418,852)	(2,092,226)	$(25,702,606)

Increase (decrease) from capital share transactions	138,102,643	$1,700,532,135	(12,371,603)	$(137,153,662)

*	For the period from October 1, 2011 through January 11, 2012.

11.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.

55  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

|  56

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2012, 0.30% of dividends distributed by Investment Grade Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Investment Grade Bond Fund designated $70,317,816 as capital gains distributions for the fiscal year ended September 30, 2012, unless subsequently determined to be different.

Qualified Dividend Income.  For the fiscal year ended September 30, 2012, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

57  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trust; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

|  58

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trust; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trust; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[5] (1965)	Trustee Since 2011 President Since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[6] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of Trustees of the Trust. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

63  |

Trustee and Officer Information

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[4]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

65  |

ANNUAL REPORT

September 30, 2012

Loomis Sayles Strategic Income Fund

Portfolio Review page  1

Portfolio of Investments page 13

Financial Statements page  35

Notes to Financial Statements page 41

LOOMIS SAYLES STRATEGIC INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income with a secondary objective of capital growth

Strategy:

Invests substantially all of its assets in income-producing securities in the U.S. and around the world

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX
Admin Class	NEZAX

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a portfolio manager of the fund.

Market Conditions

Geopolitical events dominated the headlines during the 12-month period that ended September 30, 2012. The financial markets generally moved in concert with developments and setbacks tied to the European sovereign debt crisis and the nascent economic recovery in the United States. Domestic economic data turned somewhat positive but remained markedly weak, underscoring the fragility of the U.S. recovery. This, in conjunction with the potential for fresh volatility stemming from the upcoming presidential election and pending “fiscal cliff” of federal tax hikes and spending cuts, resulted in expectations for action from the Federal Reserve (the Fed). This anticipation and eventual Fed intervention generally supported the credit markets during the second half of the period. Meanwhile, after months of debate, the European Central Bank agreed to decisive policy steps to help stabilize the ailing euro. This action helped ease investor fears and alleviate the risk aversion that had dominated the market.

Performance Results

For the 12 months ended September 30, 2012, Class A shares of Loomis Sayles Strategic Income Fund returned 14.02% at net asset value. The fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.16% for the period. The fund outperformed the 12.54% average return of funds in its peer group, the Morningstar Multisector Bond category.

Explanation of Fund Performance

The fund benefited from the heightened liquidity and elevated demand for yield prevalent during the 12-month period. In particular, out-of-benchmark allocations drove the fund’s relative outperformance. The fund’s non-U.S.-dollar-denominated holdings contributed the most to relative performance, as investors turned away from traditional “safe-haven” securities in their search for yield. The euro climbed markedly late in the period and was the overall winner

1  |

among the fund’s foreign-currency-denominated issues. The New Zealand dollar, Australian dollar and Canadian dollar also posted positive results. In addition, the fund’s exposure to high-yield securities benefitted from a robust new issuance market, supported by the Fed’s assurance that interest rates would remain low into 2015. Within high yield, the industrial sector contributed the most to returns, buoyed by strong showings from individual names, while the financial and utility sectors also proved additive. Exposure to convertible securities also boosted performance. Convertibles trended higher alongside equities, which climbed during the period.

An underweight position in commercial mortgage-backed securities, which were strong performers during the period, detracted from relative returns. In addition, the fund’s allocation to sovereign issues weighed on performance, largely due to certain issues denominated in the Swiss franc and Norwegian krone. Exposure to investment-grade utilities detracted from performance, as the traditionally defensive sector was out of favor for much of the period.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. Investor desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider recent positive developments in the U.S. housing market along with the Fed’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risks ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

|  2

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2012

Growth of a $10,000 Investment in Class A Shares6

September 30, 2002 through September 30, 2012

3  |

Average Annual Total Returns — September 30, 20126

	1 Year	5 Years	10 Years

Class A (Inception 5/1/95)
NAV	14.02%	6.89%	11.13%
With 4.50% Maximum Sales Charge	10.00	6.13	10.74

Class B (Inception 5/1/95)
NAV	13.15	6.10	10.31
With CDSC[2]	8.15	5.78	10.31

Class C (Inception 5/1/95)
NAV	13.18	6.10	10.31
With CDSC[2]	12.18	6.10	10.31

Class Y (Inception 12/1/99)
NAV	14.31	7.16	11.43

Admin Class (Inception 2/1/10)[1]
NAV	13.79	6.59	10.80

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	5.16	6.53	5.32
Barclays U.S. Universal Bond Index[4]	6.45	6.63	5.74
Morningstar Multisector Bond Fund Average[5]	12.54	6.69	7.90

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Barclays U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

5	Morningstar Multisector Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

5  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in Expenses Paid During Period column as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  6

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2012	ENDING ACCOUNT VALUE 9/30/2012	EXPENSES PAID DURING PERIOD* 4/1/2012 – 9/30/2012
Class A
Actual	$1,000.00	$1,033.10	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85
Class B
Actual	$1,000.00	$1,029.60	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.62
Class C
Actual	$1,000.00	$1,029.70	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.62
Class Y
Actual	$1,000.00	$1,034.40	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59
Admin Class
Actual	$1,000.00	$1,032.60	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 1.71%, 0.71% and 1.21% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

7  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust, including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees of the Trust that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s

|  8

peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees of the Trust, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees of the Trust most recently approved the continuation of the Agreement at their meeting held in June 2012. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board of Trustees of the Trust, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of similarly categorized funds and the Fund’s performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement. Although the Trustees noted that the Fund had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to

9  |

performance supported renewal of the Agreement. These factors included the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s performance was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreement, that the performance of the Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2011, the Fund has an expense cap in place, and the Trustees considered that the current expenses are below the cap. The Trustees noted that the Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees, including that: (1) the Fund’s advisory fee rate was only slightly above its peer group median and (2) the Fund had not yet reached asset levels at which the advisory fee breakpoints would have an impact on fees.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability,

|  10

including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted the Fund is subject to breakpoints in its advisory fees. The Trustees further noted that the Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

11  |

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2013.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 71.5% of Net Assets
Non-Convertible Bonds — 63.3%
	ABS Car Loan — 0.0%
$4,093,750	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$4,480,278

	Aerospace & Defense — 0.3%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	664,985
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	12,036,000
2,425,000	Ducommun, Inc., 9.750%, 7/15/2018	2,558,375
8,236,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	7,762,570
5,436,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	4,454,498
20,755,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	18,366,701
5,310,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,433,850

		50,276,979

	Airlines — 2.6%
35,455,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	37,326,747
38,693	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	38,984
1,116,353	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	1,172,171
1,777,301	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	1,848,393
1,992,872	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,092,516
3,297,567	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	3,495,421
2,231,607	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	2,387,819
1,273,967	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,455,507
1,473,632	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,646,784
2,962,404	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,169,772
1,860,333	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,020,303
1,063,631	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,139,468
10,866,506	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	12,116,154
18,741,526	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	19,677,478
17,148,751	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	19,806,808
15,712,916	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	17,952,007

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$3,980,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	$4,119,300
1,285,967	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,420,994
6,417,317	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	6,930,702
20,642,922	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	21,185,831
1,900,639	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	2,005,175
1,500,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	1,519,614
29,995,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	30,942,782
17,663,390	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	18,458,243
8,245,091	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	9,502,467
16,831,237	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	17,252,018
40,155,931	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	41,159,829
51,235,705	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	53,797,490
21,811,204	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	22,356,484
14,095,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	14,905,463
7,280,000	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	7,498,400
5,680,000	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	5,765,200

		386,166,324

	Automotive — 0.9%
265,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	278,250
3,800,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	4,047,000
19,011,000	Ford Motor Co., 6.375%, 2/01/2029	20,702,789
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,319,268
74,829,000	Ford Motor Co., 6.625%, 10/01/2028	83,572,170
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,672,450
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,550,113
6,000,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	6,360,000
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,989,442

		125,491,482

	Banking — 6.0%
1,175,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	1,559,360
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	24,727,706
1,675,000	Bank of America Corp., 5.420%, 3/15/2017	1,810,588
900,000	Bank of America Corp., 5.490%, 3/15/2019	980,518
265,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	291,283

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
1,000,000	Bank of America Corp., MTN, 6.750%, 9/09/2013, (AUD)	$1,061,917
1,500,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%, 12/29/2049	1,633,410
8,020,000	Bank of America NA, 5.300%, 3/15/2017	8,905,761
1,130,000	Barclays Bank PLC, (fixed rate to 12/15/2017, variable rate thereafter), 6.000%, 6/29/2049, (GBP)	1,304,677
39,890,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	36,742,910
7,320,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, 3/29/2049, (EUR)	5,686,268
57,792,000,000	Barclays Financial LLC, EMTN, 3.500%, 11/29/2016, (KRW)	53,157,668
1,600,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, 4/29/2049, (EUR)	1,727,964
5,331,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	4,904,520
4,000,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	3,496,857
350,000	Citigroup, Inc., 5.850%, 12/11/2034	413,340
24,610,000	Citigroup, Inc., 5.875%, 2/22/2033	25,992,344
8,999,000	Citigroup, Inc., 6.000%, 10/31/2033	9,701,588
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	6,580,263
22,091,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	18,800,082
3,350,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	3,874,425
3,035,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	3,221,379
17,730,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.875%, 2/08/2022	18,816,672
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	419,108
34,060,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	36,487,865
6,120,000	HBOS PLC, 6.000%, 11/01/2033, 144A	5,193,738
50,604,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	51,363,060
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	9,090,000
260,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	26,994,357
227,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	24,924,932
7,300,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 9/29/2049, 144A	4,818,000
27,555,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	29,026,437
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	3,292,988
1,900,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	2,075,987
6,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	7,107,822
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	27,880,750
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,411,254
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	6,481,797
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	824,814
1,235,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,436,753
2,000,000	Morgan Stanley, 0.935%, 10/15/2015(c)	1,905,648
13,400,000	Morgan Stanley, 5.500%, 7/24/2020	14,468,060
3,300,000	Morgan Stanley, 5.750%, 1/25/2021	3,622,248

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
74,310,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	$64,073,193
100,265,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	112,462,176
950,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	1,637,671
1,000,000	Morgan Stanley, GMTN, 4.500%, 2/23/2016, (EUR)	1,346,383
79,700,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	87,578,969
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	11,251,580
6,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	7,210,361
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	9,076,626
12,100,000	Morgan Stanley, Series F, MTN, 0.905%, 10/18/2016(c)	11,245,365
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,852,112
4,100,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	6,966,111
2,850,000	RBS Capital Trust A, 2.321%, 12/29/2049, (EUR)(c)	2,169,967
1,905,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, 12/29/2049, (EUR)	1,444,332
3,185,000	RBS Capital Trust I, (fixed rate to 7/01/2013, variable rate thereafter), 4.709%, 12/29/2049	1,974,700
4,050,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%, 12/29/2049	3,321,000
2,085,000	RBS Capital Trust III, (fixed rate to 9/30/2014, variable rate thereafter), 5.512%, 9/29/2049	1,303,125
930,000	Royal Bank of Scotland Group PLC, 5.250%, 6/29/2049, (EUR)	746,935
15,100,000	Royal Bank of Scotland Group PLC, 5.500%, 11/29/2049, (EUR)	12,519,623
1,990,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/29/2017, variable rate thereafter), 7.634%, 3/29/2049	1,626,825
850,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	1,038,154
7,750,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	10,134,307
2,150,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	2,393,325
700,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	717,850
1,300,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	1,605,095
1,800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	1,773,000
1,500,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	1,466,984
4,140,000	SG Capital Trust III, (fixed rate to 11/10/2013, variable rate thereafter), 5.419%, 11/29/2049, (EUR)	4,628,492
8,750,000	Societe Generale S.A., (fixed rate to 5/22/2013, variable rate thereafter), 7.756%, 5/29/2049, (EUR)	9,810,552

		874,591,931

	Brokerage — 0.7%
2,655,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	2,695,552
13,425,000	Jefferies Group, Inc., 5.125%, 4/13/2018	13,626,375
19,810,000	Jefferies Group, Inc., 6.250%, 1/15/2036	19,611,900
15,215,000	Jefferies Group, Inc., 6.450%, 6/08/2027	15,595,375
39,040,000	Jefferies Group, Inc., 6.875%, 4/15/2021	42,016,800
2,440,000	Jefferies Group, Inc., 8.500%, 7/15/2019	2,799,900

		96,345,902

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — 0.8%
$6,995,000	Masco Corp., 6.500%, 8/15/2032	$7,243,546
5,510,000	Masco Corp., 7.125%, 3/15/2020	6,272,121
2,630,000	Masco Corp., 7.750%, 8/01/2029	2,778,385
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	39,479,739
46,412,000	USG Corp., 6.300%, 11/15/2016	46,876,120
14,155,000	USG Corp., 9.750%, 1/15/2018	15,287,400

		117,937,311

	Chemicals — 0.4%
20,070,000	Hercules, Inc., 6.500%, 6/30/2029	18,364,050
5,200,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	5,343,000
23,584,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(b)	18,395,520
8,020,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(b)	7,218,000
8,757,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(b)	7,706,160

		57,026,730

	Collateralized Mortgage Obligations — 0.0%
4,774,605	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.690%, 4/25/2035(c)	4,822,275

	Commercial Mortgage-Backed Securities — 0.1%
7,940,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class AM, 5.869%, 9/15/2040	7,523,031

	Construction Machinery — 0.2%
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,603,386
10,790,000	Terex Corp., 8.000%, 11/15/2017	11,167,650
525,000	United Rentals North America, Inc., 8.375%, 9/15/2020	561,750
13,630,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	14,924,850

		28,257,636

	Consumer Cyclical Services — 0.0%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	649,900
5,500,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,578,750
1,048,000	Western Union Co. (The), 6.200%, 6/21/2040	1,241,453

		6,470,103

	Electric — 2.7%
7,640,279	AES Ironwood LLC, 8.857%, 11/30/2025	8,786,322
854,827	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	912,528
47,363,314	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	52,479,025
66,044,844	Bruce Mansfield Unit, 6.850%, 6/01/2034	70,236,710
2,754,970	CE Generation LLC, 7.416%, 12/15/2018	2,754,970
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(d)	6,398,563
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(d)	5,703,600
8,955,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019(d)	5,059,575
51,405,000	Edison Mission Energy, 7.625%, 5/15/2027	26,345,063
41,900,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	38,967,000
15,100,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	15,073,122
2,800,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	3,463,209

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
500,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	$616,837
100,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	128,120
250,000	Empresa Nacional de Electricidad S.A. (Endesa-Chile), 8.350%, 8/01/2013	263,941
4,070,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	5,025,237
15,552,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	13,984,483
1,435,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	1,390,456
5,940,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	6,548,850
555,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	656,700
31,035,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)(d)	4,034,550
16,670,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	13,044,275
50,270,000	TXU Corp., Series P, 5.550%, 11/15/2014	40,467,350
101,735,000	TXU Corp., Series Q, 6.500%, 11/15/2024	60,532,325
6,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,637,875
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(b)(e)	5,767,000
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(b)(e)	7,107,750

		399,385,436

	Financial Other — 0.3%
19,005,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	19,373,697
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	26,705,860

		46,079,557

	Food & Beverage — 0.0%
4,370,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	4,864,787

	Gaming — 0.3%
810,000	MGM Resorts International, 6.625%, 7/15/2015	866,700
865,000	MGM Resorts International, 6.875%, 4/01/2016	903,925
710,000	MGM Resorts International, 7.500%, 6/01/2016	759,700
1,770,000	MGM Resorts International, 7.625%, 1/15/2017	1,876,200
37,005,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	40,335,450

		44,741,975

	Government Guaranteed — 0.5%
11,038,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	11,443,618
72,695,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	69,089,302

		80,532,920

	Government Owned — No Guarantee — 0.6%
19,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	21,011,250
70,300,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	7,342,934
499,300,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	53,216,928
8,935,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	5,517,363

		87,088,475

	Government Sponsored — 0.1%
10,807,000	Eksportfinans ASA, 2.000%, 9/15/2015	10,104,545
9,005,000	Eksportfinans ASA, 2.375%, 5/25/2016	8,329,625
1,000,000	Eksportfinans ASA, EMTN, 2.250%, 2/11/2021, (CHF)	914,407

		19,348,577

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 1.5%
$9,960,000	HCA, Inc., 5.875%, 3/15/2022	$10,794,150
14,620,000	HCA, Inc., 7.050%, 12/01/2027	13,815,900
11,104,000	HCA, Inc., 7.190%, 11/15/2015	12,158,880
20,447,000	HCA, Inc., 7.500%, 12/15/2023	20,651,470
24,215,000	HCA, Inc., 7.500%, 11/06/2033	23,730,700
46,148,000	HCA, Inc., 7.690%, 6/15/2025	46,840,220
32,745,000	HCA, Inc., 8.360%, 4/15/2024	34,300,387
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	15,894,075
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	9,420,810
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	29,140,305

		216,746,897

	Home Construction — 0.8%
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	11,265,000
13,360,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	11,088,800
16,075,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	14,869,375
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	5,881,150
11,315,000	KB Home, 7.250%, 6/15/2018	12,191,912
47,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	42,770,300
13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	12,266,700

		110,333,237

	Independent Energy — 0.3%
1,150,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	1,522,141
1,375,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	1,417,969
1,040,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,097,200
19,645,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	16,894,700
12,635,000	QEP Resources, Inc., 6.875%, 3/01/2021	14,277,550
2,780,000	SandRidge Energy, Inc., 7.500%, 2/15/2023, 144A	2,863,400

		38,072,960

	Industrial Other — 0.1%
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,133,030

	Life Insurance — 1.2%
34,562,000	American International Group, Inc., 6.250%, 3/15/2087	34,907,620
27,655,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	33,842,806
19,625,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	22,763,685
2,855,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	2,974,184
23,200,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 12/29/2049, 144A	20,880,000
1,000,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, 10/29/2049, (GBP)	1,315,932
1,350,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	1,588,260
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	16,050,000
1,475,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	1,947,000
15,930,000	MetLife, Inc., 6.400%, 12/15/2066	16,711,860

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Life Insurance — continued
$8,145,000	MetLife, Inc., 10.750%, 8/01/2069	$12,095,325
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	9,189,928
3,910,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	4,429,553

		178,696,153

	Local Authorities — 1.4%
3,905,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,486,240
82,840,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	97,142,182
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	75,671,077
26,730,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	29,308,448

		205,607,947

	Media Cable — 0.6%
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	28,952,413
44,800,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	57,006,040

		85,958,453

	Media Non-Cable — 0.6%
4,295,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	3,865,500
64,250,000	Clear Channel Communications, Inc., 9.000%, 3/01/2021	57,182,500
28,455,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	28,881,825

		89,929,825

	Metals & Mining — 0.6%
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	4,247,517
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,405,580
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,805,213
25,271,000	ArcelorMittal, 7.000%, 3/01/2041	22,718,553
18,750,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	14,859,375
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	16,791,823
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,947,500
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	5,694,360
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	16,476,088

		93,946,009

	Non-Captive Consumer — 4.2%
63,088,000	Residential Capital LLC, 9.625%, 5/15/2015(d)	63,166,860
109,950(††)	SLM Corp., 6.000%, 12/15/2043	2,610,305
20,970,000	SLM Corp., MTN, 5.050%, 11/14/2014	22,134,066
17,600,000	SLM Corp., MTN, 7.250%, 1/25/2022	19,712,000
2,160,000	SLM Corp., MTN, 8.000%, 3/25/2020	2,494,800
3,750,000	SLM Corp., Series A, MTN, 0.751%, 1/27/2014(c)	3,641,711
41,770,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	44,121,275
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	14,487,623
48,100,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	45,406,400
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	111,335,888
26,150,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	33,099,990
10,120,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	8,734,774
6,900,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	6,900,000
14,232,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	12,782,044

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Consumer —continued
$14,430,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	$14,357,850
800,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	676,000
248,290,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	211,046,500

		616,708,086

	Non-Captive Diversified — 4.6%
7,855,000	Aircastle Ltd., 7.625%, 4/15/2020	8,699,412
32,711,000	Ally Financial, Inc., 8.000%, 12/31/2018	36,799,875
29,332,000	Ally Financial, Inc., 8.000%, 11/01/2031	34,201,112
25,320,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	21,970,404
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	71,145,085
58,490,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	52,075,396
15,305,000	General Electric Capital Corp., Series A, MTN, 0.755%, 5/13/2024(c)	13,127,114
245,797,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	216,090,856
1,710,000	International Lease Finance Corp., 5.875%, 4/01/2019	1,813,089
24,750,000	International Lease Finance Corp., 5.875%, 8/15/2022	25,567,987
2,950,000	International Lease Finance Corp., 6.250%, 5/15/2019	3,171,250
20,610,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	24,010,650
10,245,000	International Lease Finance Corp., 8.250%, 12/15/2020	12,191,550
2,620,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	2,701,875
2,547,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	2,668,237
23,175,000	iStar Financial, Inc., 5.850%, 3/15/2017	22,016,250
20,478,000	iStar Financial, Inc., 5.875%, 3/15/2016	19,761,270
8,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	8,134,000
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	36,183,900
2,920,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	2,923,650
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	44,610,000
19,915,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	20,313,300

		680,176,262

	Oil Field Services — 0.1%
7,275,000	Rowan Cos., Inc., 7.875%, 8/01/2019	9,019,349

	Paper — 1.1%
14,715,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	18,621,053
12,410,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	16,425,801
47,875,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	63,251,588
775,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,146,348
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	19,070,379
25,210,000	Westvaco Corp., 8.200%, 1/15/2030	33,601,880
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,078,779

		155,195,828

	Pharmaceuticals — 0.4%
11,225,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	11,449,500
43,165,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	44,028,300

		55,477,800

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pipelines — 1.2%
$750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	$871,466
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	10,319,748
13,175,000	Enterprise Products Operating LLC, 4.050%, 2/15/2022	14,401,685
8,935,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	9,969,879
41,557,104	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(b)	44,194,733
81,710,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	86,816,875
3,870,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	3,870,000
3,065,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	2,681,875
4,168,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	3,553,220

		176,679,481

	Property & Casualty Insurance — 0.4%
14,855,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	17,002,795
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,977,779
6,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	7,163,257
11,865,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	6,051,150
2,275,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	2,282,587
11,200,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	11,849,399
3,000,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 5/29/2049, 144A	3,057,480
1,425,000	XL Group PLC, 6.375%, 11/15/2024	1,693,416

		53,077,863

	Railroads — 0.0%
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	951,225

	Retailers — 0.8%
2,500,000	Dillard’s, Inc., 6.625%, 1/15/2018	2,637,500
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,308,375
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	4,532,427
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,550,625
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	454,750
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022	11,348,350
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,500,750
37,064,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	30,253,490
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	604,838
160,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	143,400
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,397,212
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	13,615,148
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,790,364
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,948,480
37,646,000	Toys R Us, Inc., 7.375%, 10/15/2018	33,787,285

		118,872,994

	Sovereigns — 2.0%
47,935,000	Hellenic Republic Government International Bond, 2.125%, 7/05/2013, (CHF)	21,173,458
64,132,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	8,725,738
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	1,400,690

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Sovereigns — continued
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	$28,240,351
166,250,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	95,948,946
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	36,569,367
49,120,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	30,420,599
18,400,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	20,746,000
5,226,139,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	28,512,127
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	16,971,278
1,715,823,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	10,082,247

		298,790,801

	Supermarkets — 0.5%
8,336,000	American Stores Co., 7.900%, 5/01/2017	7,752,480
73,686,000	New Albertson’s, Inc., 7.450%, 8/01/2029	41,079,945
20,250,000	New Albertson’s, Inc., 7.750%, 6/15/2026	12,403,125
10,950,000	New Albertson’s, Inc., 8.000%, 5/01/2031	6,460,500
3,425,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,033,594
13,707,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	7,401,780

		77,131,424

	Supranational — 1.6%
128,560,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	66,636,220
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	8,240,609
460,500,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	46,622,617
60,665,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	66,877,927
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	24,729,607
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	22,578,727
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	6,780,056

		242,465,763

	Technology — 0.9%
7,475,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	9,147,195
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,082,526
31,237,000	Alcatel-Lucent France, Inc., 8.500%, 1/15/2016, (EUR)	37,632,280
79,074,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	51,793,470
5,845,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,799,250
21,850,000	Amkor Technology, Inc., 6.375%, 10/01/2022, 144A	21,522,250
63,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	63,945
475,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	566,941
2,562,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	2,745,237
4,170,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	4,430,625
240,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	310,113

		133,093,832

	Textile — 0.0%
2,595,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	2,127,900
3,450,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	3,562,125

		5,690,025

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Tobacco — 0.1%
$6,175,000	Reynolds American, Inc., 7.250%, 6/15/2037	$7,806,046

	Transportation Services — 0.3%
10,503,000	APL Ltd., 8.000%, 1/15/2024(b)	8,953,808
7,403,003	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	7,069,868
6,862,758	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(g)	6,039,227
6,325,041	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	6,388,292
6,267,285	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	5,421,202
4,744,556	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(f)(g)	3,629,585
2,815,458	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017	2,787,303
3,280,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	3,362,000
3,970,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	4,947,100

		48,598,385

	Treasuries — 17.1%
272,755,000	Canadian Government, 2.250%, 8/01/2014, (CAD)	283,336,707
201,485,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	212,453,851
89,045,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	95,682,390
80,216,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	82,924,137
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	200,300,458
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	29,956,822
118,375,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	151,308,495
80,820,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	99,911,126
24,400,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	31,098,101
121,560,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	155,157,629
1,440,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,680,598
1,440,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	1,787,260
1,435,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	1,840,764
18,686,981(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	176,392,731
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	21,618,686
53,301,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	45,110,619
457,420,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	89,622,031
221,050,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	42,115,602
1,520,540,000	Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	273,118,063
21,120,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	19,087,738
1,995,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, (EUR)	1,400,535
6,225,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	6,232,359
14,475,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	13,294,203
65,300,000	Singapore Government Bond, 1.375%, 10/01/2014, (SGD)	54,370,338
419,985,000	U.S. Treasury Note, 0.250%, 6/30/2014	420,066,897

		2,509,868,140

	Wireless — 0.7%
19,004,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	19,075,265
31,041,000	Sprint Capital Corp., 6.875%, 11/15/2028	28,557,720
29,252,000	Sprint Capital Corp., 6.900%, 5/01/2019	30,348,950

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wireless — continued
$6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	$6,479,100
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	11,648,270

		96,109,305

	Wirelines — 3.7%
5,650,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	3,503,000
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,518,886
21,480,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	26,655,214
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	3,406,918
72,320,000	CenturyLink, Inc., 6.450%, 6/15/2021	81,613,120
765,000	CenturyLink, Inc., 7.650%, 3/15/2042	815,039
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	7,962,438
2,965,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	3,135,855
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	318,500
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	156,550
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,994,342
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	37,665,120
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,020,707
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,482,981
28,505,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	28,790,050
5,965,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	6,442,200
2,555,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	2,836,050
500,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	446,568
16,550,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	17,014,058
29,750,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	35,271,210
750,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	958,968
800,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	969,956
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	18,661,823
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	44,804,047
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	13,756,285
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	35,176,726
31,060,000	Qwest Corp., 6.875%, 9/15/2033	31,448,250
3,075,000	Qwest Corp., 7.200%, 11/10/2026	3,109,594
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,897,743
26,800,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	23,718,000
22,415,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	20,453,687
4,350,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	4,241,250
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	35,792,197
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	21,631,132
3,060,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	3,244,937
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	4,300,236
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,669,289

		544,882,926

	Total Non-Convertible Bonds (Identified Cost $8,608,650,732)	9,302,451,755

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 7.2%
	Airlines — 0.0%
$1,255,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	$1,189,351

	Automotive — 1.3%
4,240,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	3,156,150
125,580,000	Ford Motor Co., 4.250%, 11/15/2016	173,221,912
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	7,502,963

		183,881,025

	Brokerage — 0.0%
5,025,000	Jefferies Group, Inc., 3.875%, 11/01/2029	4,842,844

	Diversified Manufacturing — 0.3%
30,570,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	29,958,600
16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	17,281,082

		47,239,682

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	3,071,250

	Healthcare — 0.4%
19,215,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(h)	19,058,878
1,300,000	Hologic, Inc., (accretes to principal after 3/1/2018), 2.000%, 3/01/2042(h)	1,265,063
1,810,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	1,686,694
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	190,950
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,586,762
3,780,000	Omnicare, Inc., 3.250%, 12/15/2035	3,732,750
20,495,000	Omnicare, Inc., 3.750%, 12/15/2025	28,949,187

		57,470,284

	Home Construction — 0.6%
52,005,000	Lennar Corp., 3.250%, 11/15/2021, 144A	85,743,244

	Independent Energy — 0.3%
20,440,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	16,466,975
24,655,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	22,143,272
11,536,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	10,980,830

		49,591,077

	Life Insurance — 0.5%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	72,550,425

	Media Non-Cable — 0.0%
5,841,174	Liberty Media LLC, 3.500%, 1/15/2031	2,759,955

	Metals & Mining — 0.1%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,045,625
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	11,389,744

		12,435,369

	Pharmaceuticals — 0.0%
3,065,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	3,936,609

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	REITs - Warehouse/Industrials — 0.2%
$19,445,000	ProLogis LP, 3.250%, 3/15/2015	$21,814,859

	Technology — 2.7%
4,320,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	4,233,600
49,215,000	Ciena Corp., 0.875%, 6/15/2017	42,355,659
7,185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	7,544,250
6,075,000	Ciena Corp., 4.000%, 3/15/2015, 144A	6,538,219
11,463,000	Intel Corp., 2.950%, 12/15/2035	12,466,013
220,000,000	Intel Corp., 3.250%, 8/01/2039	271,150,000
1,055,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	1,019,394
52,965,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	46,642,303
8,550,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	7,994,250

		399,943,688

	Wirelines — 0.8%
6,000,000	Level 3 Communications, Inc., 6.500%, 10/01/2016	8,625,000
54,075,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	65,396,953
32,895,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	39,782,390
900,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	1,147,871

		114,952,214

	Total Convertible Bonds (Identified Cost $893,931,444)	1,061,421,876

Municipals — 1.0%
	District of Columbia — 0.0%
3,850,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	4,770,612

	Illinois — 0.3%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,797,674
47,285,000	State of Illinois, 5.100%, 6/01/2033	45,826,731

		47,624,405

	Michigan — 0.1%
12,375,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	9,986,749

	Virginia — 0.6%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	87,426,269

	Total Municipals (Identified Cost $182,422,709)	149,808,035

	Total Bonds and Notes (Identified Cost $9,685,004,885)	10,513,681,666

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 1.7%
	Automotive — 0.1%
$19,082,055	TI Group Automotive Systems, LLC, New Term Loan, 6.750%, 3/14/2018(c)	$19,177,466

	Consumer Products — 0.2%
2,665,820	Supervalu, Inc., New Term Loan B, 8/30/2018(i)	2,678,189
26,543,729	Supervalu, Inc., New Term Loan B, 8.000%, 8/30/2018(c)	26,666,892

		29,345,081

	Electric — 0.0%
4,788,467	Texas Competitive Electric Holdings Company, LLC, Non-Extended Term Loan, 3.757%, 10/10/2014(j)	3,553,952

	Food & Beverage — 0.1%
13,701,976	DS Waters Enterprises, LP, 1st Lien Term Loan, 10.500%, 8/29/2017(c)	14,113,035

	Independent Energy — 0.2%
22,900,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(c)	22,958,395

	Media Non-Cable — 0.1%
21,200,705	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(c)	13,851,057

	Metals & Mining — 0.1%
11,620,000	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(c)	11,649,050

	Non-Captive Diversified — 0.6%
84,000,000	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(c)	85,260,000

	Wireless — 0.1%
19,725,000	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 2/28/2017(c)	19,959,333

	Wirelines — 0.2%
24,458,644	FairPoint Communications, Inc., New Term Loan B, 6.501%, 1/22/2016(j)	22,925,576

	Total Senior Loans (Identified Cost $248,122,199)	242,792,945

Shares
Common Stocks — 17.3%
	Biotechnology — 0.3%
867,059	Vertex Pharmaceuticals, Inc.(g)	48,511,951

	Chemicals — 1.8%
1,364,851	Dow Chemical Co. (The)	39,526,085
2,000,000	PPG Industries, Inc.	229,680,000

		269,206,085

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(g)	8,641,907
1,675	Rock-Tenn Co., Class A	120,901

		8,762,808

	Diversified Financial Services — 0.2%
3,979,932	Bank of America Corp.	35,142,800

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Diversified Telecommunication Services — 2.1%
183,181	FairPoint Communications, Inc.(g)	$1,384,849
283,397	Hawaiian Telcom Holdco, Inc.(g)	5,024,629
200,000	Telecom Italia SpA, Sponsored ADR	2,008,000
3,871,339	Telecom Italia SpA, Sponsored ADR	33,487,082
19,550,590	Telefonica S.A., Sponsored ADR	259,631,835

		301,536,395

	Electric Utilities — 0.0%
94,166	Duke Energy Corp.	6,101,957

	Electronic Equipment, Instruments & Components — 2.9%
32,000,000	Corning, Inc.	420,800,000

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	63,710,138

	Household Durables — 0.2%
477,725	KB Home	6,855,354
549,450	Lennar Corp., Class A	19,104,376

		25,959,730

	Insurance — 0.6%
1,510,275	Prudential Financial, Inc.	82,325,090

	Oil, Gas & Consumable Fuels — 1.9%
846,398	Chesapeake Energy Corp.	15,971,530
5,351,804	Repsol YPF S.A., Sponsored ADR	103,289,817
2,134,173	Royal Dutch Shell PLC, ADR	148,132,948
141,249	Spectra Energy Corp.	4,147,071

		271,541,366

	Pharmaceuticals — 3.0%
8,514,190	Bristol-Myers Squibb Co.	287,353,912
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	94,746
2,691,177	Valeant Pharmaceuticals International, Inc.(g)	148,741,353

		436,190,011

	REITs — Apartments — 0.3%
290,904	Apartment Investment & Management Co., Class A	7,560,595
889,730	Associated Estates Realty Corp.	13,488,307
460,000	Equity Residential	26,463,800

		47,512,702

	REITs — Regional Malls — 0.1%
123,159	Simon Property Group, Inc.	18,696,768

	REITs — Shopping Centers — 0.0%
201,557	DDR Corp.	3,095,915

	Semiconductors & Semiconductor Equipment — 2.1%
13,359,360	Intel Corp.	302,990,285

	Software — 1.3%
6,568,091	Microsoft Corp.	195,597,750

	Total Common Stocks (Identified Cost $2,301,163,783)	2,537,681,751

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 2.7%
Convertible Preferred Stocks — 1.9%
	Automotive — 0.9%
2,826,055	General Motors Co., Series B, 4.750%	$105,355,330
657,940	Goodyear Tire & Rubber Co. (The), 5.875%	29,061,210

		134,416,540

	Banking — 0.3%
19,062	Bank of America Corp., Series L, 7.250%	20,777,580
203,658	Sovereign Capital Trust IV, 4.375%	13,339,599
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	10,563,854

		44,681,033

	Construction Machinery — 0.1%
145,110	United Rentals Trust I, 6.500%	7,024,224

	Electric — 0.1%
380,577	AES Trust III, 6.750%	18,967,958

	Home Construction — 0.1%
355,000	Hovnanian Enterprises, Inc., 7.250%	6,737,900

	Independent Energy — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,214,140
99,800	SandRidge Energy, Inc., 8.500%	10,859,238

		15,073,378

	Pipelines — 0.1%
242,297	El Paso Energy Capital Trust I, 4.750%	13,166,419

	REITs - Healthcare — 0.0%
116,700	Health Care REIT, Inc., Series I, 6.500%	6,432,504

	Technology — 0.2%
55,430	Lucent Technologies Capital Trust I, 7.750%	32,149,400

	Total Convertible Preferred Stocks (Identified Cost $306,794,784)	278,649,356

Non-Convertible Preferred Stocks — 0.8%
	Banking — 0.2%
35,000	Bank of America Corp., 6.375%	872,900
847,800	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	23,611,230
389,800	Countrywide Capital IV, 6.750%	9,745,000

		34,229,130

	Electric — 0.0%
393	Entergy New Orleans, Inc., 4.750%	40,896

	Government Sponsored — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(h)	27,308,125

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(g)	1,707,617

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Independent Energy — 0.0%
20,800	Chesapeake Energy Corp., 5.000%	$1,664,000

	Non-Captive Consumer — 0.0%
101,175	SLM Corp., Series A, 6.970%	4,843,247

	Non-Captive Diversified — 0.3%
45,861	Ally Financial, Inc., Series G, 7.000%, 144A	42,901,535

	REITs — Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,925,175

	REITs — Warehouse/Industrials — 0.1%
116,192	ProLogis, Inc., Series Q, 8.540%	7,087,712

	Total Non-Convertible Preferred Stocks (Identified Cost $84,479,145)	121,707,437

	Total Preferred Stocks (Identified Cost $391,273,929)	400,356,793

Closed End Investment Companies — 0.0%
37,350	Morgan Stanley Emerging Markets Debt Fund, Inc.	450,068
681,131	NexPoint Credit Strategies Fund	4,706,615

	Total Closed End Investment Companies (Identified Cost $10,586,370)	5,156,683

Principal Amount (‡)
Short-Term Investments — 5.9%
$2,655,073	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $2,655,075 on 10/01/2012 collateralized by $1,920,000 U.S. Treasury Bond, 5.250% due 2/15/2029 valued at $2,704,852 including accrued interest (Note 2 of Notes to Financial Statements)	2,655,073
866,468,158	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $866,468,880 on 10/01/2012 collateralized by $112,120,000 Federal Home Loan Mortgage Corp., 3.000% due 8/01/2019 valued at $115,012,696; $109,860,000 Federal Home Loan Mortgage Corp., 3.000% due 7/10/2019 valued at $112,881,150; $142,000,000 Federal Home Loan Mortgage Corp., 3.000% due 7/31/2019 valued at $145,905,000; $150,000,000 Federal National Mortgage Association, 0.750%, due 9/21/2016 valued at $150,021,875; $143,055,000 U.S. Treasury Note, 2.750% due 11/30/2016 valued at $157,718,138; $40,520,000 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $42,257,254; $156,000,000 U.S. Treasury Note, 1.000% due 10/31/2016 valued at $160,003,896 including accrued interest (Note 2 of Notes to Financial Statements)	866,468,158

	Total Short-Term Investments (Identified Cost $869,123,231)	869,123,231

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Value (†)
	Total Investments — 99.1% (Identified Cost $13,505,274,397)(a)	$14,568,793,069
	Other assets less liabilities — 0.9%	128,957,713

	Net Assets — 100.0%	$14,697,750,782

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2012, the net unrealized appreciation on investments based on a cost of $13,606,771,954 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,631,360,131
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(669,339,016)

	Net unrealized appreciation	$962,021,115

(b)	Illiquid security. At September 30, 2012, the value of these securities amounted to $310,417,964 or 2.1% of net assets.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Fair valued security by the Fund’s investment adviser. At September 30, 2012, the value of this security amounted to $12,874,750 or 0.1% of net assets.
(f)	Maturity has been extended under the terms of a plan of reorganization.
(g)	Non-income producing security.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Position is unsettled. Contract rate was not determined at September 30, 2012 and does not take effect until settlement date.
(j)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2012.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $1,551,876,789 or 10.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	17.1%
Banking	6.5
Non-Captive Diversified	5.5
Wirelines	4.7
Non-Captive Consumer	4.2
Technology	3.8
Pharmaceuticals	3.4
Automotive	3.2
Electronic Equipment, Instruments & Components	2.9
Electric	2.8
Airlines	2.6
Chemicals	2.2
Semiconductors & Semiconductor Equipment	2.1
Diversified Telecommunication Services	2.1
Sovereigns	2.0
Other Investments, less than 2% each	28.1
Short-Term Investments	5.9

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Strategic Income Fund – (continued)

Currency Exposure Summary at September 30, 2012 (Unaudited)

United States Dollar	70.3%
Canadian Dollar	7.5
Euro	4.8
New Zealand Dollar	3.9
Australian Dollar	3.4
Norwegian Krone	2.8
Other, less than 2% each	6.4

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Statement of Assets and Liabilities

September 30, 2012

ASSETS
Investments at cost	$13,505,274,397
Net unrealized appreciation	1,063,518,672

Investments at value	14,568,793,069
Cash	76,018
Due from custodian (Note 2)	2,847,444
Foreign currency at value (identified cost $6,644,076)	6,620,909
Receivable for Fund shares sold	35,957,697
Receivable for securities sold	13,517,809
Dividends and interest receivable	176,716,225
Tax reclaims receivable	266,865

TOTAL ASSETS	14,804,796,036

LIABILITIES
Payable for securities purchased	66,884,925
Payable for Fund shares redeemed	27,757,140
Foreign taxes payable (Note 2)	167,609
Due to brokers (Note 2)	2,847,444
Management fees payable (Note 5)	6,709,397
Deferred Trustees’ fees (Note 5)	834,963
Administrative fees payable (Note 5)	540,045
Payable to distributor (Note 5d)	124,277
Other accounts payable and accrued expenses	1,179,454

TOTAL LIABILITIES	107,045,254

NET ASSETS	$14,697,750,782

NET ASSETS CONSIST OF:
Paid-in capital	$13,885,428,398
Undistributed net investment income	38,251,969
Accumulated net realized loss on investments and foreign currency transactions	(289,873,847)
Net unrealized appreciation on investments and foreign currency translations	1,063,944,262

NET ASSETS	$14,697,750,782

See accompanying notes to financial statements.

35  |

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$5,155,286,543

Shares of beneficial interest	336,874,690

Net asset value and redemption price per share	$15.30

Offering price per share (100/95.50 of net asset value) (Note 1)	$16.02

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$89,552,103

Shares of beneficial interest	5,812,402

Net asset value and offering price per share	$15.41

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,064,185,562

Shares of beneficial interest	329,044,586

Net asset value and offering price per share	$15.39

Class Y shares:
Net assets	$4,339,240,236

Shares of beneficial interest	283,754,124

Net asset value, offering and redemption price per share	$15.29

Admin Class shares:
Net assets	$49,486,338

Shares of beneficial interest	3,241,722

Net asset value, offering and redemption price per share	$15.27

See accompanying notes to financial statements.

|  36

Statement of Operations

For the Year Ended September 30, 2012

INVESTMENT INCOME
Interest	$681,795,151
Dividends	131,109,522
Less net foreign taxes withheld	(9,311,011)

803,593,662

Expenses
Management fees (Note 5)	77,503,021
Service and distribution fees (Note 5)	63,469,687
Administrative fees (Note 5)	6,330,496
Trustees’ fees and expenses (Note 5)	313,364
Transfer agent fees and expenses (Note 5)	11,634,164
Audit and tax services fees	54,256
Custodian fees and expenses	648,642
Legal fees	196,521
Registration fees	376,056
Shareholder reporting expenses	645,226
Miscellaneous expenses	345,364

Total expenses	161,516,797

Net investment income	642,076,865

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	294,161,002
Foreign currency transactions	(5,976,561)
Net change in unrealized appreciation (depreciation) on:
Investments	827,816,685
Foreign currency translations	7,452,752

Net realized and unrealized gain on investments and foreign currency transactions	1,123,453,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,765,530,743

See accompanying notes to financial statements.

37  |

Statement of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$642,076,865	$662,753,316
Net realized gain on investments and foreign currency transactions	288,184,441	365,118,083
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	835,269,437	(756,514,895)

Net increase in net assets resulting from operations	1,765,530,743	271,356,504

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(300,094,602)	(312,937,228)
Class B	(4,942,822)	(5,960,721)
Class C	(241,863,153)	(237,583,471)
Class Y	(208,703,036)	(155,221,506)
Admin Class	(1,997,277)	(816,337)

Total distributions	(757,600,890)	(712,519,263)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	820,378,728	(256,613,434)

Net increase (decrease) in net assets	1,828,308,581	(697,776,193)
NET ASSETS
Beginning of the year	12,869,442,201	13,567,218,394

End of the year	$14,697,750,782	$12,869,442,201

UNDISTRIBUTED NET INVESTMENT INCOME	$38,251,969	$62,197,900

See accompanying notes to financial statements.

|  38

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Class A
9/30/2012	$14.21	$0.72	$1.21	$1.93	$(0.84)	$—	$(0.84)
9/30/2011	14.69	0.77	(0.42)	0.35	(0.83)	—	(0.83)
9/30/2010	13.39	0.80	1.31	2.11	(0.81)	—	(0.81)
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)
Class B
9/30/2012	14.30	0.61	1.23	1.84	(0.73)	—	(0.73)
9/30/2011	14.78	0.66	(0.43)	0.23	(0.71)	—	(0.71)
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)
Class C
9/30/2012	14.29	0.61	1.23	1.84	(0.74)	—	(0.74)
9/30/2011	14.77	0.66	(0.43)	0.23	(0.71)	—	(0.71)
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)
Class Y
9/30/2012	14.20	0.75	1.22	1.97	(0.88)	—	(0.88)
9/30/2011	14.68	0.81	(0.43)	0.38	(0.86)	—	(0.86)
9/30/2010	13.38	0.83	1.31	2.14	(0.84)	—	(0.84)
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)
Admin Class
9/30/2012	14.18	0.67	1.23	1.90	(0.81)	—	(0.81)
9/30/2011	14.66	0.73	(0.42)	0.31	(0.79)	—	(0.79)
9/30/2010*	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

39  |

				Ratios to Average Net Assets:

Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (g)	Net investment income (%) (g)	Portfolio turnover rate (%)

$—	$15.30	14.02	$5,155,287	0.96	0.96	4.84	30
—	14.21	2.20	5,262,765	0.95	0.95	5.10	25
—	14.69	16.20	5,758,070	0.96	0.96	5.67	27
—	13.39	20.56	5,544,029	0.99	0.99	7.74	39
0.00	12.10	(14.54)	5,551,066	0.97	0.98	6.59	24

—	15.41	13.15	89,552	1.70	1.70	4.11	30
—	14.30	1.48	107,400	1.70	1.70	4.35	25
—	14.78	15.39	137,268	1.71	1.71	4.92	27
—	13.46	19.62	148,887	1.74	1.74	7.02	39
0.00	12.16	(15.19)	161,751	1.72	1.73	5.78	24

—	15.39	13.18	5,064,186	1.71	1.71	4.08	30
—	14.29	1.42	4,666,077	1.70	1.70	4.35	25
—	14.77	15.40	5,146,164	1.71	1.71	4.92	27
—	13.45	19.66	4,894,546	1.74	1.74	6.95	39
0.00	12.15	(15.19)	3,984,204	1.72	1.73	5.85	24

—	15.29	14.31	4,339,240	0.71	0.71	5.05	30
—	14.20	2.46	2,807,777	0.70	0.70	5.35	25
—	14.68	16.50	2,521,337	0.71	0.71	5.92	27
—	13.38	20.91	2,057,888	0.72	0.72	7.76	39
0.00	12.09	(14.34)	783,058	0.72	0.72	6.88	24

—	15.27	13.79	49,486	1.21	1.21	4.52	30
—	14.18	1.98	25,424	1.21	1.21	4.87	25
—	14.66	9.61	4,379	1.24	1.24	5.52	27

See accompanying notes to financial statements.

|  40

Notes to Financial Statements

September 30, 2012

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Strategic Income Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class Y and Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial

41  |

Notes to Financial Statements (continued)

September 30, 2012

statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity

|  42

Notes to Financial Statements (continued)

September 30, 2012

and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the

43  |

Notes to Financial Statements (continued)

September 30, 2012

Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, premium amortization, defaulted bond adjustments, paydown gains and losses, trust preferred securities and return of capital and capital gains distributions from real estate investment trusts (“REITs”). Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, non-REIT return of capital outstanding, REIT basis adjustments, trust preferred securities,

|  44

Notes to Financial Statements (continued)

September 30, 2012

contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 was as follows:

2012 Distributions Paid From:			2011 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$757,600,890	$—	$757,600,890	$712,519,263	$—	$712,519,263

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$103,098,571
Undistributed long-term capital gains	—

Total undistributed earnings	103,098,571

Capital loss carryforward:
Short-term:
Expires September 30, 2018	(242,738,243)

Unrealized appreciation	962,451,446

Total accumulated gains	$822,811,774

Capital loss carryforward utilized in the current year	$197,790,946

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

f.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

45  |

Notes to Financial Statements (continued)

September 30, 2012

g.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. Excess collateral in the amount of $2,847,444 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of the Fund.

For the year ended September 30, 2012, the Fund did not loan securities under this agreement.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

|  46

Notes to Financial Statements (continued)

September 30, 2012

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$855,791,849	$18,800,082	$874,591,931
Electric	—	386,510,686	12,874,750	399,385,436
Non-Captive Consumer	2,610,305	614,097,781	—	616,708,086
Sovereigns	—	277,617,343	21,173,458	298,790,801
Transportation Services	—	39,644,577	8,953,808	48,598,385
All Other Non-Convertible Bonds(a)	—	7,064,377,116	—	7,064,377,116

Total Non-Convertible Bonds	2,610,305	9,238,039,352	61,802,098	9,302,451,755

Convertible Bonds(a)	—	1,061,421,876	—	1,061,421,876
Municipals(a)	—	149,808,035	—	149,808,035

Total Bonds and Notes	2,610,305	10,449,269,263	61,802,098	10,513,681,666

Senior Loans(a)	—	242,792,945	—	242,792,945
Common Stocks(a)	2,537,681,751	—	—	2,537,681,751

47  |

Notes to Financial Statements (continued)

September 30, 2012

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Banking	$31,341,434	$13,339,599	$—	$44,681,033
Construction Machinery	—	7,024,224	—	7,024,224
Independent Energy	4,214,140	10,859,238	—	15,073,378
All Other Convertible Preferred Stocks(a)	211,870,721	—	—	211,870,721

Total Convertible Preferred Stocks	247,426,295	31,223,061	—	278,649,356

Non-Convertible Preferred Stocks
Electric	—	40,896	—	40,896
Government Sponsored	—	27,308,125	—	27,308,125
Non-Captive Diversified	—	42,901,535	—	42,901,535
REITs - Office Property	—	1,925,175	—	1,925,175
All Other Non-Convertible Preferred Stocks(a)	49,531,706	—	—	49,531,706

Total Non-Convertible Preferred Stocks	49,531,706	72,175,731	—	121,707,437

Total Preferred Stocks	296,958,001	103,398,792	—	400,356,793

Closed End Investment Companies	5,156,683	—	—	5,156,683
Short-Term Investments	—	869,123,231	—	869,123,231

Total	$2,842,406,740	$11,664,584,231	$61,802,098	$14,568,793,069

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A preferred stock valued at $9,179,640 was transferred from Level 1 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

|  48

Notes to Financial Statements (continued)

September 30, 2012

All transfers are recognized as of the beginning of the reporting period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$—	$ —	$1,415,570	$17,384,512
Consumer Cyclical Services	4,482,500	—	—	—	—
Electric	—	—	—	(6,785,170)	—
Sovereigns	—	6,988,544	—	(19,781,429)	16,686
Technology	1,740,000	106,837	(3,925,024)	4,358,575	—
Transportation Services	—	65,117	—	2,166,771	—
Treasuries	742,727	20,092	(926,055)	581,249	—
Preferred Stocks
Convertible Preferred Stocks
Electric	4,847,625	—	105,583	433,042	—
Independent Energy	9,980,000	—	—	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	22,149,600	—	—	—	—

Total	$43,942,452	$7,180,590	$(4,745,496)	$(17,611,392)	$17,401,198

49  |

Notes to Financial Statements (continued)

September 30, 2012

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$—	$—	$18,800,082	$1,415,570
Consumer Cyclical Services	—	—	(4,482,500)	—	—
Electric	—	19,659,920	—	12,874,750	(6,785,170)
Sovereigns	—	33,949,657	—	21,173,458	(19,781,429)
Technology	(2,280,388)	—	—	—	—
Transportation Services	—	6,721,920	—	8,953,808	2,166,771
Treasuries	(418,013)	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Electric	(5,386,250)	—	—	—	—
Independent Energy	—	—	(9,980,000)	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	(22,149,600)	—	—

Total	$(8,084,651)	$60,331,497	$(36,612,100)	$61,802,098	$(22,984,258)

A debt security ($4,482,500) and preferred stocks ($32,129,600) valued at $36,612,100 were transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

|  50

Notes to Financial Statements (continued)

September 30, 2012

Debt securities valued at $40,671,577 were transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $19,659,920 were transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $3,266,712,923 and $3,507,917,510, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $827,101,946 and $418,916,792, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $200 million	Next $1.8 billion	Next $13 billion	Over $15 billion
0.65%	0.60%	0.55%	0.54%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2013 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

51  |

Notes to Financial Statements (continued)

September 30, 2012

For the year ended September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Admin Class
1.25%	2.00%	2.00%	1.00%	1.50%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2012, the management fees for the Fund were $77,503,021 (effective rate of 0.56% of average daily net assets).

No expenses were recovered during the year ended September 30, 2012 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

|  52

Notes to Financial Statements (continued)

September 30, 2012

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2012, the service and distribution fees for the Fund were as follows:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$13,114,937	$249,385	$12,292,508	$93,589	$748,156	$36,877,523	$93,589

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, the administrative fees for the Fund were $6,330,496.

53  |

Notes to Financial Statements (continued)

September 30, 2012

d.  Sub-Transfer Agent Fees.  NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the year ended September 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $9,803,740. As of September 30, 2012, the Fund owes NGAM Distribution $124,277 in reimbursement for sub-transfer agent fees.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2012 amounted to $4,914,453.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

|  54

Notes to Financial Statements (continued)

September 30, 2012

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, the Fund had no borrowings under these agreements.

7.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

55  |

Notes to Financial Statements (continued)

September 30, 2012

8.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	89,649,016	$1,329,714,799	100,728,799	$1,519,559,694
Issued in connection with the reinvestment of distributions	17,112,282	251,237,402	16,985,705	254,980,186
Redeemed	(140,160,164)	(2,089,858,590)	(139,402,301)	(2,096,241,991)

Net change	(33,398,866)	$(508,906,389)	(21,687,797)	$(321,702,111)

Class B
Issued from the sale of shares	142,281	$2,116,364	192,090	$2,919,791
Issued in connection with the reinvestment of distributions	185,322	2,735,333	201,211	3,037,937
Redeemed	(2,023,077)	(30,224,174)	(2,173,334)	(32,992,197)

Net change	(1,695,474)	$(25,372,477)	(1,780,033)	$(27,034,469)

Class C
Issued from the sale of shares	46,818,995	$698,131,858	43,771,397	$662,887,999
Issued in connection with the reinvestment of distributions	8,706,591	128,555,991	7,721,378	116,516,115
Redeemed	(52,957,737)	(789,494,609)	(73,499,317)	(1,110,786,820)

Net change	2,567,849	$37,193,240	(22,006,542)	$(331,382,706)

Class Y
Issued from the sale of shares	152,377,472	$2,276,301,803	98,118,850	$1,481,121,222
Issued in connection with the reinvestment of distributions	7,426,725	109,413,688	4,346,254	65,258,226
Redeemed	(73,738,087)	(1,089,758,132)	(76,525,358)	(1,145,382,580)

Net change	86,066,110	$1,295,957,359	25,939,746	$400,996,868

Admin Class
Issued from the sale of shares	1,594,030	$23,654,032	1,568,042	$23,628,559
Issued in connection with the reinvestment of distributions	108,806	1,599,070	41,605	625,462
Redeemed	(253,748)	(3,746,107)	(115,648)	(1,745,037)

Net change	1,449,088	$21,506,995	1,493,999	$22,508,984

Increase (decrease) from capital share transactions	54,988,707	$820,378,728	(18,040,627)	$(256,613,434)

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Strategic Income Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

57  |

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2012, 7.37% of dividends distributed by Strategic Income Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income.  For the fiscal year ended September 30, 2012, the Strategic Income Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and Since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trust; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees Since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trust; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trust; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

63  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[5] (1965)	Trustee Since 2011 President Since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[6] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of Trustees of the Trust. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[4]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

65  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12
Loomis Sayles Funds II	$378,470	$384,464	$13,432	$4,846	$97,230	$83,360	$30,422	$18,578

1.	Audit-related fees consist of:

2011 & 2012 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2.	Tax fees consist of:

2011 & 2012 – review of Registrant’s tax returns, consulting services with respect to complex security types, consulting services related to Form 1099 penalties and review of liquidating fund distributions.

3.	All other fees consist of:

2011 & 2012 – filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund.

Aggregate fees billed to the Registrant for non-audit services during 2011 and 2012 were $141,084 and $106,784, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12
Control Affiliates	$—	$—	$—	$6,838	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/10-9/30/11	10/1/11-9/30/12
Control Affiliates	$56,589	$87,658

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	November 20, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 20, 2012